                                                                    EXHIBIT 10.1

================================================================================



                       MARTIN OPERATING PARTNERSHIP L.P.,
                                as the Borrower,


                         MARTIN MIDSTREAM PARTNERS L.P.,
                                 as a Guarantor


                              ROYAL BANK OF CANADA,
                  as Administrative Agent and Collateral Agent

                              COMERICA BANK-TEXAS,
                                   as Co-Agent

                                       and
                            The Lenders Party Hereto


                    -----------------------------------------




                                   $60,000,000
                                CREDIT AGREEMENT
                         DATED AS OF NOVEMBER    , 2002
                                              ---


                    -----------------------------------------



                              ROYAL BANK OF CANADA,
                        as Lead Arranger and Book Runner

================================================================================


[MARTIN LOGO]                                             [ROYAL BANK OF CANADA]

                                TABLE OF CONTENTS


                                                                                                                 Page
                                                                                                                 ----
Article I. DEFINITIONS AND ACCOUNTING TERMS.......................................................................1
         Section 1.01 Defined Terms...............................................................................1
         Section 1.02 Other Interpretive Provisions..............................................................30
         Section 1.03 Accounting Terms...........................................................................31
         Section 1.04 Rounding...................................................................................31
         Section 1.05 References to Agreements and Laws..........................................................31

Article II. THE COMMITMENTS AND BORROWINGS.......................................................................31
         Section 2.01 Revolver Loans.............................................................................31
         Section 2.02 Term Loan Facility.........................................................................32
         Section 2.03 Borrowings, Conversions and Continuations of Loans.........................................32
         Section 2.04 Prepayments................................................................................33
         Section 2.05 Reduction or Termination of Commitments....................................................36
         Section 2.06 Repayment of Loans.........................................................................37
         Section 2.07 Interest...................................................................................37
         Section 2.08 Fees.......................................................................................37
         Section 2.09 Computation of Interest and Fees...........................................................38
         Section 2.10 Evidence of Debt...........................................................................38
         Section 2.11 Payments Generally.........................................................................39
         Section 2.12 Sharing of Payments........................................................................40
         Section 2.13 Priority of Hedging Obligations............................................................41
         Section 2.14 Letters of Credit..........................................................................41
         Section 2.15 Swing Line Loans...........................................................................47

Article III. TAXES, YIELD PROTECTION AND ILLEGALITY..............................................................49
         Section 3.01 Taxes......................................................................................49
         Section 3.02 Illegality.................................................................................50
         Section 3.03 Inability to Determine Rates...............................................................51
         Section 3.04 Increased Cost and Reduced Return; Capital Adequacy; Reserves on
                          Eurodollar Rate Loans..................................................................51
         Section 3.05 Funding Losses.............................................................................52
         Section 3.06 Matters Applicable to all Requests for Compensation........................................52
         Section 3.07 Survival...................................................................................52

Article IV. CONDITIONS PRECEDENT TO BORROWINGS...................................................................52
         Section 4.01 Conditions to Initial Credit Extension.....................................................52
         Section 4.02 Deadline for Conditions Effective Date.....................................................55
         Section 4.03 Conditions to all Loans and L/C Credit Extension...........................................55

Article V. REPRESENTATIONS AND WARRANTIES........................................................................56
         Section 5.01 Existence; Qualification and Power; Compliance with Laws...................................56
         Section 5.02 Authorization; No Contravention............................................................56
         Section 5.03 Governmental Authorization.................................................................57
         Section 5.04 Binding Effect.............................................................................57
         Section 5.05 Financial Statements; No Material Adverse Effect...........................................57

         Section 5.06 Litigation.................................................................................57
         Section 5.07 No Default.................................................................................57
         Section 5.08 Ownership of Property; Liens...............................................................57
         Section 5.09 Environmental Compliance...................................................................58
         Section 5.10 Insurance..................................................................................58
         Section 5.11 Taxes......................................................................................58
         Section 5.12 ERISA Compliance...........................................................................58
         Section 5.13 Subsidiaries and other Investments.........................................................59
         Section 5.14 Margin Regulations; Investment Company Act; Public Utility
                          HoldingCompany Act; Use of Proceeds....................................................59
         Section 5.15 Disclosure.................................................................................59
         Section 5.16 Labor Matters..............................................................................59
         Section 5.17 Compliance with Laws.......................................................................59
         Section 5.18 Third Party Approvals......................................................................60
         Section 5.19 Solvency...................................................................................60
         Section 5.20 Collateral.................................................................................60
         Section 5.21 Concerning the Vessels.....................................................................60
         Section 5.22 Intellectual Property; Licenses, etc.......................................................61

Article VI. AFFIRMATIVE COVENANTS................................................................................61
         Section 6.01 Financial Statements.......................................................................61
         Section 6.02 Certificates; Other Information............................................................62
         Section 6.03 Notices....................................................................................63
         Section 6.04 Payment of Obligations.....................................................................63
         Section 6.05 Preservation of Existence, Etc.............................................................63
         Section 6.06 Maintenance of Assets and Business.........................................................64
         Section 6.07 Maintenance of Insurance...................................................................64
         Section 6.08 Compliance with Laws and Contractual Obligations...........................................64
         Section 6.09 Books and Records..........................................................................64
         Section 6.10 Inspection Rights..........................................................................64
         Section 6.11 Compliance with ERISA......................................................................65
         Section 6.12 Use of Proceeds............................................................................65
         Section 6.13 Material Agreements........................................................................65
         Section 6.14 Concerning the Vessels.....................................................................65
         Section 6.15 Guaranties.................................................................................66
         Section 6.16 Company Identity...........................................................................66
         Section 6.17 Vessel Mortgages...........................................................................66
         Section 6.18 Further Assurances; Additional Collateral..................................................66

Article VII. NEGATIVE COVENANTS..................................................................................67
         Section 7.01 Liens......................................................................................67
         Section 7.02 Investments and Acquisitions...............................................................69
         Section 7.03 Hedging Agreements.........................................................................70
         Section 7.04 Indebtedness...............................................................................70
         Section 7.05 Lease Obligations..........................................................................70
         Section 7.06 Fundamental Changes........................................................................70
         Section 7.07 Dispositions...............................................................................71
         Section 7.08 Restricted Payments; Distributions and Redemptions.........................................71
         Section 7.09 ERISA......................................................................................72
         Section 7.10 Nature of Business; Capital Expenditures...................................................72
         Section 7.11 Transactions with Affiliates...............................................................72

         Section 7.12 Burdensome Agreements......................................................................72
         Section 7.13 Use of Proceeds............................................................................72
         Section 7.14 Amendments to Material Agreements; Amendment to Omnibus
                          Agreement Administrative Fee...........................................................72
         Section 7.15 Financial Covenants........................................................................73
         Section 7.16 Capital Expenditures.......................................................................73
         Section 7.17 Subordinated Indebtedness..................................................................74

Article VIII. EVENTS OF DEFAULT AND REMEDIES.....................................................................74
         Section 8.01 Events of Default..........................................................................74
         Section 8.02 Remedies Upon Event of Default.............................................................76

Article IX. AGENTS...............................................................................................77
         Section 9.01 Appointment and Authorization of Administrative Agent and Collateral
                           Agent; Lender Hedging Agreements......................................................77
         Section 9.02 Delegation of Duties.......................................................................78
         Section 9.03 Default; Master Consent to Assignment......................................................78
         Section 9.04 Liability of Administrative Agent..........................................................80
         Section 9.05 Reliance by Administrative Agent...........................................................80
         Section 9.06 Notice of Default..........................................................................81
         Section 9.07 Credit Decision; Disclosure of Information by Administrative Agent.........................81
         Section 9.08 Indemnification of Administrative Agent and the Collateral Agent...........................81
         Section 9.09 Administrative Agent and Collateral Agent in their Individual Capacities...................82
         Section 9.10 Successor Agents...........................................................................82
         Section 9.11 Other Agents; Lead Managers................................................................83

Article X. MISCELLANEOUS.........................................................................................83
         Section 10.01     Amendments, Release of Collateral, Etc................................................83
         Section 10.02     Notices and Other Communications; Facsimile Copies....................................85
         Section 10.03     No Waiver; Cumulative Remedies........................................................86
         Section 10.04     Attorney Costs; Expenses and Taxes....................................................86
         Section 10.05     Indemnification.......................................................................87
         Section 10.06     Payments Set Aside....................................................................88
         Section 10.07     Successors and Assigns................................................................88
         Section 10.08     Confidentiality.......................................................................90
         Section 10.09     Set-off...............................................................................91
         Section 10.10     Interest Rate Limitation..............................................................91
         Section 10.11     Counterparts..........................................................................92
         Section 10.12     Integration...........................................................................92
         Section 10.13     Survival of Representations and Warranties............................................92
         Section 10.14     Severability..........................................................................92
         Section 10.15     Foreign Lenders.......................................................................92
         Section 10.16     Governing Law.........................................................................93
         Section 10.17     Waiver of Right to Trial by Jury, Etc.................................................94
         Section 10.18     Master Consent to Assignment..........................................................94
         Section 10.19     ENTIRE AGREEMENT......................................................................94

SIGNATURES......................................................................................................S-1

SCHEDULES
          1.01(a) Description of Assumed Indebtedness
          1.01(b) Designated Martin Shareholders
          1.01(c) Stanolind Terminal Agreements
          2.01    Commitments
          5.13    Subsidiaries and other Equity Investments
          5.21    Vessels
          7.01    Existing Liens
          10.02 Addresses for Notices to Borrower, Guarantors, Administrative Agent, and Collateral Agent

EXHIBITS

         Exhibit: Form of:
         A-1      Committed Loan Notice
         A-2      Conversion/Continuation Notice
         B-1      Revolver Note
         B-2      Term Note
         C        Compliance Certificate pursuant to Section 6.02(a)
         D        Assignment and Assumption
         E-1      Subsidiary Guaranty
         E-2      Guaranty (MLP)
         F-1      Legal Opinion of Baker Botts L.L.P.
         F-2      Post-Closing Legal Opinion of Baker Botts L.L.P.
         G-1      Borrower Pledge and Security Agreement
         G-2      Subsidiary Pledge and Security Agreement
         G-3      MLP Pledge and Security Agreement
         H        Master Consent to Assignment
         I        Borrowing Base Certificate
         J        Swing Line Loan Notice
         K        Fleet Mortgage
         L        Leasehold Mortgage (Tampa Facility)
         M        Deed of Trust (Stanolind Terminal)

                                CREDIT AGREEMENT

         This CREDIT AGREEMENT ("Agreement") is entered into as of November ____, 2002, among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the "Borrower"), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the "MLP"), each lender from time to time party hereto (collectively, the "Lenders" and individually, a "Lender"), ROYAL BANK OF CANADA, a Canadian chartered bank under and governed by the provisions of the Bank Act, being S.C. 1991, c.46, as Administrative Agent and Collateral Agent, and COMERICA BANK-TEXAS, a Texas State Bank, as Co-Agent.

         The Borrower has requested that the Lenders provide a secured term loan facility and a secured revolving credit facility, and the Lenders are willing to do so on the terms and conditions set forth herein.

         In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                   ARTICLE I.
                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.01 DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings set forth below:

         Accounts Receivable means and includes all of the Borrower's and the Subsidiaries' now owned or hereafter acquired or arising accounts, as defined in the U.C.C., including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

         Acquisition means any acquisition by a Company of assets (other than equity interests and assets acquired in the ordinary course of business in connection with or incidental to its then existing businesses and operations). For the avoidance of doubt, the acquisition of Vessels shall not be considered a transaction in the ordinary course of business.

         Acquisition Subfacility has the meaning specified in Section 2.01(b).

         Acquisition Subfacility Commitment means an amount (subject to reduction or cancellation as herein provided) equal to $10,000,000.

         Additional Amount has the meaning specified in Section 7.17(a).

         Administrative Agent means Royal Bank in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

         Administrative Agent's Office means the Administrative Agent's address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

         Administrative Questionnaire means an Administrative Questionnaire in a form supplied by the Administrative Agent.

         Affiliate means, as to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to be controlled by any other Person if such other Person possesses, directly or indirectly, power (a) to vote

10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors, managing members, or managing general partners; or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         Agent/Arranger Fee Letter has the meaning specified in Section 2.08(b).

         Agent-Related Persons means the Administrative Agent and the Collateral Agent (including any successor administrative agent and collateral agent), together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         Aggregate Commitments has the meaning set forth in the definition of "Commitment."

         Aggregate Committed Sum means, on any date of determination, the sum of all Committed Sums then in effect for all Lenders in respect of the Revolver Facility and the Term Loan Facility (as the same may have been reduced or canceled as provided in the Loan Documents).

         Agreement means this Credit Agreement.

         Applicable Rate means the following percentages per annum set forth in the table below, on any date of determination, with respect to the Type of Credit Extension or commitment fee that corresponds to the Leverage Ratio at such date of determination, as calculated based on the quarterly Compliance Certificate most recently delivered pursuant to Section 6.02(a):

                                      APPLICABLE RATE
---------------------------------------------------------------------------------------------
                                                                Letter of
                                                               Credit and
   Pricing                                   Commitment fee    Eurodollar      Base Rate +
    Level            Leverage Ratio              (bps)        Rate + (bps)        (bps)
-------------- ---------------------------- ---------------- ---------------- ---------------
      1           Less than or equal to          37.5             175.0            75.0
                        1.00:1.00

      2        Greater than 1.00:1.00 but        37.5             200.0           100.0
                  less than or equal to
                        2.00:1.00

      3        Greater than 2.00:1.00 but        50.0             225.0           125.0
                  less than or equal to
                        2.50:1.00

      4        Greater than 2.50:1.00 but        50.0             250.0           150.0
                  less than or equal to
                        2.75:1.00

      5          Greater than 2.75:1.00          50.0             275.0           175.0


         Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first day of the fiscal quarter of the Borrower immediately following the date of a Compliance Certificate delivered pursuant to Section 6.02; provided, however, that if no Compliance Certificate is delivered during a fiscal quarter when due in accordance with such Section the following Pricing Levels and Applicable Rates shall apply: (a) Pricing Level 4 shall apply as of the first day of such following fiscal quarter if Pricing Level 1, 2, or 3 is in effect for the current fiscal quarter; (b) Pricing Level 5 shall apply as of the first day of such following fiscal quarter if Pricing Level 4 is in effect for the current fiscal quarter; and (c) Base Rate plus 2.00% shall apply as of the first day of such following fiscal quarter if Pricing Level 5 is in effect for the current fiscal quarter. The Applicable Rate in effect from the Closing Date through the date the Compliance Certificate is delivered in connection with the fiscal quarter ended March 31, 2003, shall be the greater of (i) Pricing Level 3 or (ii) the Pricing Level that corresponds to the Leverage Ratio set forth in the most recently delivered Compliance Certificate.

         Appraisal shall have the meaning set forth in Section 6.02(d).

         Approved Fund means any Fund that is administered or managed by a Lender, an Affiliate of a Lender, or an entity or an Affiliate of an entity that administers or manages a Lender.

         Arranger means Royal Bank, in its capacity as lead arranger and book runner.

         Assignment and Assumption means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.07), and accepted by the Administrative Agent substantially in the form of Exhibit D or any other form approved by the Administrative Agent.

         Assumed Indebtedness means the Indebtedness described on Schedule 1.01(a).

         Attorney Costs means and includes the fees and disbursements of any law firm or other external counsel.

         Attributable Indebtedness means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

         Authorizations means all filings, recordings, and registrations with, and all validations or exemptions, approvals, orders, authorizations, consents, franchises, licenses, certificates, and permits from, any Governmental Authority.

         Availability Period shall have the meaning set forth in Section 2.01(a). Bank Guaranties means guaranties or other agreements or instruments serving a similar function issued by a bank or other financial institution.

         Base Rate means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time in its sole discretion by Royal Bank as its prime commercial lending rate for United States Dollar loans in the United States. Royal Bank's prime commercial lending rate is not necessarily the lowest rate Royal Bank is charging any corporate customer. Any change in such rate announced by Royal Bank shall take effect at the opening of business on the day specified in the public announcement of such change.

         Base Rate Loan means a Loan that bears interest based on the Base Rate.

         Board means the Board of Governors of the Federal Reserve System of the United States of America.

         Borrower has the meaning set forth in the introductory paragraph hereto.

         Borrower Affiliate means the Borrower, the Borrower General Partner, the MLP, the MLP General Partner, and each of their respective Subsidiaries.

         Borrower General Partner means the general partner of the Borrower. As of the Closing Date, the general partner of the Borrower is Martin Operating GP LLC, a Delaware limited liability company.

         Borrower Operating Agreements means the Organization Documents of each of the MLP General Partner, the MLP, the Borrower General Partner, the Borrower and each of their respective Subsidiaries.

         Borrowing means a Committed Borrowing or a Swing Line Borrowing, as the context may require.

         Borrowing Base (Working Capital/Distribution Subfacility) means an amount equal to (a) the sum of (i) seventy-five percent (75%) of the Eligible Accounts Receivable and (ii) sixty percent (60%) of the Eligible Inventory (amounts available under this clause (ii) of the Borrowing Base (Working Capital/Distribution Subfacility) which are attributable to Fertilizer shall not exceed $4,000,000) less (b) the sum of (i) the aggregate amount of all First Purchase Payables and (ii) the Borrowing Base Reserve. The Borrowing Base (Working Capital/Distribution Subfacility) shall be determined each month by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent (absent any error in such Borrowing Base Certificate) which shall be effective as of the date such certificate is required to be delivered pursuant to Section 6.02(e).

         Borrowing Base Certificate means a certificate in the form of Exhibit H or any other form approved by the Administrative Agent, together with all attachments contemplated thereby.

         Borrowing Base Reserve means the following amounts:

        BORROWING BASE RESERVE                         BORROWING BASE RESERVE PERIOD
--------------------------------------- ------------------------------------------------------------
         $0                             Closing Date through January ___, 2003

         $375,000                       January ___, 2003 through April ___, 2003

         $750,000                       April ___, 2003 through July ___, 2003

         $1,125,000                     July ___, 2003 through October ___, 2003

         $1,500,000                     October ___, 2003 through January ___, 2004

         $1,875,000                     January ___, 2004 through April ___, 2004

         $2,250,000                     April ___, 2004 through July ___, 2004

         $2,625,000                     July ___, 2004 through October ___, 2004

         $3,000,000                     October ___, 2004 through January ___, 2005

         $3,375,000                     January ___, 2005 through April ___, 2005

         $3,750,000                     April ___, 2005 through July ___, 2005

         $4,125,000                     July ___, 2005 through Stated Maturity Date

         Business Day means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the

Administrative Agent's Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the applicable offshore Dollar interbank market.

         Capital Expenditure by a Person means an expenditure (determined in accordance with GAAP) for any fixed asset owned by such Person for use in the operations of such Person having a useful life of more than one year, or any improvements or additions thereto.

         Capital Lease means any capital lease or sublease which should be capitalized on a balance sheet in accordance with GAAP.

         Cash Collateralize means to pledge and deposit with or deliver to the Collateral Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash and deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent, the Collateral Agent, and the L/C Issuer (which documents hereby are consented to by the Lenders).

         Cash Equivalents means:

         (a) United States Dollars;

         (b) direct general obligations, or obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof having remaining maturities of not more than thirteen (13) months, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemptions;

         (c) certificates of deposit and eurodollar time deposits with maturities of thirteen (13) months or less, bankers acceptances with maturities not exceeding one hundred eighty (180) days, overnight bank deposits and other similar short term instruments, in each case with any domestic commercial bank
(i) having capital and surplus in excess of $250,000,000 and (ii) (A) having a rating of at least "A2" by Moody's and at least "A" by S&P or (B) that is a Lender not rated by Moody's and/or S&P;

         (d) repurchase obligations with a term of not more than thirteen (13) months for underlying securities of the types described in (b) and (c) above entered into with any financial institution meeting the qualifications in (c) above;

         (e) commercial paper (having original maturities of not more than two hundred seventy (270) days) of any Person rated "P-1" or better by Moody's or "A-1" or the equivalent by S&P; and

         (f) money market mutual or similar funds having assets in excess of $100,000,000, at least 95% of the assets of which are comprised of assets specified in clause (a) through (e) above.

         CF Industries means CF Industries, Inc., a Delaware corporation.

         CF Martin Sulphur means CF Martin Sulphur L.P., a Delaware limited partnership.

         CF Martin Sulphur General Partner means CF Martin Sulphur LLC, a Delaware limited liability company.

         Change of Control means (a) Martin Resource shall fail to own, directly or indirectly, at least 51% of the general partnership interests and at least
33 1/3% of the limited partnership interests in the MLP,

(b) any Person, entity or group (other than Martin Resource) acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act) of 66 2/3% or more of the limited partnership interests in the MLP, (c) the MLP shall fail to own, directly or indirectly, 100% of the equity interests in the Borrower, (d) Martin Resource fails for any reason to control, directly or indirectly, the management of the MLP or fails to control, directly or indirectly, the management of the Borrower, or (e) a Martin Resource Change of Control shall occur.

         Change in Law means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the L/C Issuer (or, for purposes of Section 3.04(b), by any lending office of such Lender or by such Lender's or the L/C Issuer's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

         Closing Date means the date upon which this Agreement and the other Loan Documents have been executed by the Borrower, the MLP, the Lenders, the Administrative Agent, and the Collateral Agent. Co-Agent Related Person means Comerica Bank-Texas, a Texas State Bank, together with its Affiliates, and their respective officers, directors, employees, agents and attorneys-in-fact.

         Code means the Internal Revenue Code of 1986.

         Collateral means all property and interests in property and proceeds thereof now owned or hereafter acquired by the MLP, the Borrower, and their respective Subsidiaries in or upon which a Lien now or hereafter exists in favor of the Lenders, or the Collateral Agent on behalf of the Lenders, including all of the assets (including stock and other equity interests, provided, neither equity interests in CF Martin Sulphur nor the general partnership interests of the Borrower shall be pledged unless the conditions in Section 6.18 are satisfied) of the MLP, the Borrower General Partner, the Borrower, and their respective Subsidiaries, whether under this Agreement, the Collateral Documents, or under any other document executed by any Borrower Affiliate and delivered to the Administrative Agent or the Lenders.

         Collateral Agent means Royal Bank, in its capacity as collateral agent under any of the Loan Documents, or any successor collateral agent.

         Collateral Agent's Office means the Collateral Agent's address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Collateral Agent may from time to time notify to the Borrower and the Lenders.

         Collateral Documents means (a) each guaranty, pledge agreement, security agreement, ship mortgage, fleet mortgage, mortgage, assignment, and all other security agreements, deeds of trust, mortgages, chattel mortgages, assignments, pledges, guaranties, financing statements, continuation statements, extension agreements and other similar agreements or instruments executed by the Borrower, the MLP, the Borrower General Partner, any Guarantor, or any of their respective Subsidiaries for the benefit of the Lenders now or hereafter delivered to the Lenders or the Administrative Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the Uniform Commercial Code or comparable law) against the Borrower, the MLP, the MLP General Partner, any Guarantor, or any of their respective Subsidiaries as debtor in favor of the Lenders or the Collateral Agent for the benefit of the Lenders as secured party to secure or guarantee the payment of any part of the Obligations or the performance of any other duties and obligations of Borrower under the Loan Documents, whenever made or delivered, and

         (b) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions, restatements, and extensions of any of the foregoing.

         Commitment means, as to each Lender, its obligation to make (i) Committed Loans to the Borrower pursuant to Section 2.01, in an amount at any one time outstanding not to exceed its Committed Sum, (ii) make Committed Loans to the Borrower on the Conditions Effective Date pursuant to Section 2.02, in an amount not to exceed its Committed Sum, (iii) to purchase participations in L/C Obligations pursuant to Section 2.14, in an aggregate principal amount at any one time outstanding not to exceed, when aggregated with the Loans made pursuant to Section 2.01, its Committed Sum, and (iv) to purchase participations in Swing Line Loans pursuant to Section 2.15, in an amount at any one time outstanding not to exceed its Committed Sum, in each case as such amount may be reduced or adjusted from time to time in accordance with this Agreement (collectively, the "Aggregate Commitments").

         Committed Borrowing means a borrowing consisting of simultaneous Committed Loans of the same Type and having the same Interest Period made by each of the Lenders pursuant to Section 2.01 or 2.02.

         Committed Loan has the meaning specified in Section 2.01 and 2.02.

         Committed Loan Notice means a notice of (a) a Committed Borrowing, (b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of Committed Loans as the same Type, pursuant to Section 2.03(a), which, if in writing, shall be substantially in the form of Exhibit A-1 or A-2, as applicable.

         Committed Sum means for any Lender (a) with respect to the Acquisition Subfacility, at any date of determination occurring prior to the Maturity Date, the amount stated beside such Lender's name under the heading for the Acquisition Subfacility on the most-recently amended Schedule 2.01 to this Agreement (which amount is subject to increase, reduction, or cancellation in accordance with the Loan Documents), (b) with respect to the Working Capital/Distribution Subfacility, at any date of determination occurring prior to the Maturity Date, the amount stated beside such Lender's name under the heading for the Working Capital/Distribution Subfacility on the most recently amended Schedule 2.01 to this Agreement (which amount is subject to increase, reduction, or cancellation in accordance with the Loan Documents), and (c) with respect to the Term Loan Facility, at any date of determination occurring prior to the Maturity Date, the amount stated beside such Lender's name under the heading for the Term Loan Facility on the most-recently amended Schedule 2.01 to this Agreement (which amount is subject to increase, reduction, or cancellation in accordance with the Loan Documents).

         Company and Companies means, on any date of determination thereof, the MLP, the Borrower and each of their respective Subsidiaries.

         Compensation Period has the meaning set forth in Section 2.11(e)(ii).

         Compliance Certificate means a certificate substantially in the form of Exhibit C.

         Conditions Effective Date means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section
4.01 (or, in the case of Sections 4.01(b) and (c), waived by the Person entitled to receive the applicable payment).

         Consolidated EBITDA means, for any period, for the MLP and its Subsidiaries on a consolidated basis, an amount equal to (a) the sum of (i) Consolidated Net Income, (ii) Consolidated Interest Charges, (iii) the amount of taxes, based on or measured by income, used or included in the determination of such

Consolidated Net Income, (iv) the amount of depreciation, depletion, and amortization expense deducted in determining such Consolidated Net Income,
(v) other non-cash charges and expenses, including, without limitation, non-cash charges and expenses relating to Swap Contracts or resulting from accounting convention changes, of the MLP and its Subsidiaries on a consolidated basis, and
(vi) cash distributions actually received by the MLP and its Subsidiaries from CF Martin Sulphur less (b) the amount of the MLP's and its Subsidiaries' equity in the earnings of CF Martin Sulphur, all determined in accordance with GAAP.

         For purposes of calculating compliance with Section 7.15, (A) Consolidated EBITDA for any fiscal quarter ending on or prior to September 30, 2002, shall be the pro forma results of the MLP set forth in financial statements provided by the Borrower to the Administrative Agent and to each Lender, which financial information shall be prepared using a methodology substantially similar to the methodology used in preparing the pro forma results of the MLP as set forth in the MLP Registration Statement, and (B) Consolidated EBITDA for any fiscal quarter ending on or after December 31, 2002, shall be the actual results of the MLP as set forth in financial statements filed with the Securities and Exchange Commission in the Form 10-K or 10-Q (financial results for the period ended December 31, 2002, shall be adjusted on a pro forma basis as necessary for the period prior to the MLP Offering Closing), in each case with respect to which financial statements the Borrower shall have provided a certificate containing the representations and warranties set forth in Section 5.05(a).

         Consolidated Funded Debt means, as of any date of determination, for the MLP and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations and liabilities, whether current or long-term, for borrowed money (including Letters of Credit and all other Obligations hereunder), (b) Attributable Indebtedness with respect to Capital Leases, (c) Attributable Indebtedness with respect to Synthetic Lease Obligations, and (d) without duplication, all Guaranty Obligations with respect to Indebtedness of the type specified in subsections (a) through (c) above.

         Consolidated Interest Charges means, for any period, for the MLP and its Subsidiaries on a consolidated basis, the sum of all interest, premium payments, fees, charges and related expenses of the MLP and its Subsidiaries in connection with Indebtedness (including capitalized interest), in each case to the extent treated as interest in accordance with GAAP.

         Consolidated Net Income means, for any period, for the MLP and its Subsidiaries on a consolidated basis, the net income or net loss of the MLP and its Subsidiaries from continuing operations, provided that there shall be excluded from such net income (to the extent otherwise included therein): (a) the income (or loss) of any entity other than a Subsidiary in which the MLP or any Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the MLP or such Subsidiary in the form of cash dividends or similar cash distributions; (b) net extraordinary gains and losses (other than, in the case of losses, losses resulting from charges against net income to establish or increase reserves for potential environmental liabilities and reserves for exposure under rate cases), (c) any gains or losses attributable to non-cash write-ups or write-downs of assets, (d) proceeds of any insurance on property, plant or equipment other than business interruption insurance, (e) any gain or loss, net of taxes, on the sale, retirement or other disposition of assets (including the capital stock or other equity ownership of any other person, but excluding the sale of inventories in the ordinary course of business), and (f) the cumulative effect of a change in accounting principles.

         Contractual Obligation means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

Contribution Agreement means the Contribution, Conveyance and Assumption Agreement dated as of October __, 2002, by and among the MLP, the Borrower, Martin Resource, Martin Resource LLC, a Delaware limited liability company, the MLP General Partner, the Borrower General Partner, Martin Gas Marine, Martin Resources, Inc., a Texas corporation, Martin L.P. Gas, Inc., a Texas corporation, Martin Gas Sales, Martin Transport, Inc., a Texas corporation, CF Martin Sulphur Holding Corporation, a Nevada corporation, and Midstream Fuel Service LLC, an Alabama limited liability company.

         Credit Extension means each of the following: (a) a Committed Borrowing, (b) a Swing Line Borrowing, and (c) an L/C Credit Extension.

         Current Ratio means, as of any date of determination, the ratio of (a) consolidated current assets of the MLP and its Subsidiaries (including any unused portion of the Working Capital/Distribution Subfacility Commitment) to
(b) consolidated current liabilities of the MLP and its Subsidiaries, both as determined in accordance with GAAP; provided, that for purposes of this definition, non-cash marked-to-market adjustments relating to Swap Agreements required to be made under GAAP shall be excluded for purposes of determining such ratio.

         Debtor Relief Laws means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         Default means any event that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

         Default Rate means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate, if any, applicable to Base Rate Loans plus (c) 2% per annum; provided, however, that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws.

         Designated Martin Shareholders means the shareholders of Martin Resource reflected in Schedule 1.01(b) hereto, together with their respective Affiliates, Family and Family Trusts.

         Disposition or Dispose means the sale, transfer, license, or other disposition (including any sale and leaseback transaction) of any property (including stock, partnership and other equity interests) by any Person of property owned by such Person, including any sale, assignment, transfer, or other disposal (including any damage to, loss or destruction of any property, or other event resulting in payments being made to a Person under an insurance policy or as a result of any condemnation or Vessel requisition), with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. For the avoidance of doubt, the term Disposition shall not include the issuance by a Person of its own equity interests.

         Distribution Loan means a Committed Loan which is made in whole or in part for the purpose of paying a Quarterly Distribution or for the purpose of reimbursing the General Partner for the purchase price of partnership units purchased under the MLP's long-term incentive plan.

         Dollar or $ means lawful money of the United States of America.

         Domestic Person means any corporation, general partnership, limited partnership, or limited liability company that is organized under the laws of the United States of America or any state thereof or the District of Columbia.

         Eligible Accounts Receivable means Accounts Receivable, excluding any Account Receivable:

         (a) with respect to which more than ninety (90) days have elapsed since the date of the original invoice;

         (b) with respect to which any of the representations, warranties, covenants, and agreements contained in any Collateral Document are incorrect or have been breached in any material respect;

         (c) with respect to which, in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason for such Account Receivable (or any other Account Receivable due from such account debtor);

         (d) which represents a progress billing (as hereinafter defined) or as to which the Borrower or any of the Subsidiaries has extended the time for payment without the consent of the Administrative Agent; for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the account debtor's obligation to pay such invoice is conditioned upon the Borrower's or any of the Subsidiaries' completion of any further performance under the contract or agreement;

         (e) with respect to which any one or more of the following events has occurred to the account debtor on such Account Receivable: death or judicial declaration of incompetency of an account debtor who is an individual; the filing by or against the account debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the account debtor for the benefit of creditors; the appointment of a receiver or trustee for the account debtor or for any of the assets of the account debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the U.S. Federal Bankruptcy Code; the institution by or against the account debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the account debtor; the sale, assignment, or transfer of all or any material part of the assets of the account debtor; the nonpayment generally by the account debtor of its debts as they become due; or the cessation of the business of the account debtor as a going concern;

         (f) if twenty-five percent (25%) or more of the aggregate Dollar amount of outstanding Accounts Receivable owed at such time by the account debtor thereon is classified as ineligible under clause (a) above, provided, however, any Account Receivable classified as ineligible under clause (a) above shall not be included in the calculation of the twenty-five percent (25%) threshold in this clause (f) if such Account Receivable is the subject of a bona fide dispute between such account debtor and the Borrower;

         (g) owed by an account debtor which: (1) does not maintain its chief executive office in the United States; or (2) is not organized under the laws of the United States or any state thereof; or (3) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account Receivable is secured or payable by a letter of credit satisfactory to the Administrative Agent in its discretion;

         (h) owed by an account debtor which is an Affiliate or employee of the Borrower or any of its Subsidiaries provided, Martin Resource and Martin Gas Sales shall not be considered Affiliates for purposes of this clause (h);

         (i) except as provided in clause (k) below, with respect to which either the perfection, enforceability, or validity of the Collateral Agent's Liens in such Account Receivable, or the Collateral Agent's right or ability to obtain direct payment to the Collateral Agent of the proceeds of such Account Receivable, is governed by any federal, state, or local statutory requirements other than those of the U.C.C.;

         (j) owed by an account debtor to which the Borrower or any of its Subsidiaries, is indebted in any way, or which is subject to any right of setoff or recoupment by the account debtor, unless the account debtor has entered into an agreement acceptable to the Administrative Agent to waive setoff rights; or if the account debtor thereon has disputed liability or made any claim with respect to any other Account Receivable due from such account debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

         (k) owed by the government of the United States, or any department, agency, public corporation, or other instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3727 et seq.), and any other steps necessary to perfect the Collateral Agent's Liens therein, have been complied with to the Administrative Agent's and Collateral Agent's satisfaction with respect to such Account Receivable;

         (l) owed by any state, municipality, or other political subdivision of the United States, or any department, agency, public corporation, or other instrumentality thereof and as to which the Administrative Agent determines that its Lien therein is not or cannot be perfected;

         (m) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

         (n) which is evidenced by a promissory note or other instrument or by chattel paper;

         (o) if the Administrative Agent believes, in the exercise of its reasonable judgment, that the prospect of collection of such Account Receivable is reasonably likely to be impaired or that the Account Receivable could reasonably be expected not to be paid by reason of the account debtor's financial inability to pay;

         (p) with respect to which the account debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit the Borrower or any of the Subsidiaries to seek judicial enforcement in such state of payment of such Account Receivable, unless such Borrower or Subsidiary has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year;

         (q) which arises out of a sale not made in the ordinary course of the Borrower's or any of the Subsidiaries' business;

         (r) with respect to which the goods giving rise to such Account Receivable have not been shipped and delivered to and accepted by the account debtor or the services giving rise to such Account

Receivable have not been performed by the Borrower or a Subsidiary, as applicable, and, if applicable, accepted by the account debtor, or the account debtor revokes its acceptance of such goods or services;

         (s) owed by an account debtor which is obligated to the Borrower or any of the Subsidiaries respecting Accounts Receivable the aggregate unpaid balance of which exceeds twenty-five percent (25%) of the aggregate unpaid balance of all Accounts Receivable owed to the Borrower or any of the Subsidiaries at such time by all of the Borrower's and the Subsidiaries' account debtors, but only to the extent of such excess;

         (t) which is not subject to a first priority and perfected security interest in favor of the Collateral Agent for the benefit of the Lenders except that the Collateral Agent's Liens may be subject to a statutory Lien in respect of First Purchase Payables;

         (u) which the Administrative Agent or the Required Lenders in their reasonable discretion determine to be ineligible.

         If any Account Receivable at any time ceases to be an Eligible Account Receivable, then such Account Receivable shall promptly be excluded from the calculation of Eligible Accounts Receivable.

         Eligible Assignee means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund and (d) any other Person (other than a natural Person) approved by (i) the Administrative Agent, (ii) the Swing Line Lender, (iii) in case of any assignment of a Revolver Commitment, the L/C Issuer, and (iv) unless a Default or Event of Default shall have occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include the Borrower, the MLP, any Martin Party, or any of their respective Affiliates or Subsidiaries.

         Eligible Inventory means all Inventory excluding any Inventory:

         (a) that is not owned by the Borrower or any of the Subsidiaries;

         (b) that is not subject to the Collateral Agent's Liens, which are perfected as to such Inventory, or that are subject to any other Lien whatsoever (other than those in respect of First Purchase Payables or the Liens described in clause (d), (l) and (m) (to the extent clause (f) below has been complied with) of Section 7.01 ("Permitted Inventory Liens") provided that such Permitted Inventory Liens described in clause (d), (l) and (m) of Section 7.01 (1) are junior in priority to the Collateral Agent's Liens and (2) do not materially impair the ability of the Collateral Agent to realize on or obtain the full benefit of such Inventory);

         (c) that does not consist of finished goods or raw materials;

         (d) that is not in good condition, is obsolete, is damaged, is unmerchantable, or does not meet all standards imposed by any governmental authority, having regulatory authority over such goods, their use or sale;

         (e) that is located outside the United States of America (or that is in transit from vendors or suppliers);

         (f) that is in possession of a bailee or in a facility leased by the Borrower or any of the Subsidiaries, if the bailee or the lessor has not delivered to the Administrative Agent, if requested by the Administrative Agent, a subordination agreement in form and substance satisfactory to the Administrative

Agent or if a sufficient amount has not been deducted from the value of such Inventory to cover rents or storage charges;

         (g) that is Inventory placed on consignment;

         (h) which the Administrative Agent or the Required Lenders in their reasonable discretion determine to be ineligible.

         If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory.

         Environmental Law means any applicable Law that relates to (a) the condition or protection of air, groundwater, surface water, soil, or other environmental media, (b) the environment, including natural resources or any activity which affects the environment, (c) the regulation of any pollutants, contaminants, wastes, substances, and Hazardous Substances, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.) ("CERCLA"), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Federal Water Pollution Control Act, as amended by the Clean Water Act (33 U.S.C. Section 1251 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 136 et seq.), the Emergency Planning and Community Right to Know Act of 1986 (42 U.S.C. Section 11001 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the National Environmental Policy Act of 1969 (42 U.S.C. Section 4321 et seq.), the Oil Pollution Act (33 U.S.C. Section 2701 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Rivers and Harbors Act (33 U.S.C. Section 401 et seq.), the Safe Drinking Water Act (42 U.S.C. Section 201 and Section 300f et seq.), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984 (42 U.S.C. Section 6901 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), and analogous state and local Laws, as any of the foregoing may have been and may be amended or supplemented from time to time, and any analogous enacted or adopted Law, or
(d) the Release or threatened Release of Hazardous Substances.

         ERISA means the Employee Retirement Income Security Act of 1974 and any regulations issued pursuant thereto.

         ERISA Affiliate means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions of this Agreement relating to obligations imposed under
Section 412 of the Code).

         ERISA Event means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

         Eurodollar Rate means for any Interest Period with respect to any Eurodollar Rate Loan:

         (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page (such page currently being page 3750) of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

         (b) if the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

         (c) if the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Royal Bank and with a term equivalent to such Interest Period would be offered by Royal Bank's London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

         Eurodollar Rate Loan means a Committed Loan that bears interest at a rate based on the Eurodollar Rate.

         Event of Default means any of the events or circumstances specified in
Article VIII.

         Evergreen Letter of Credit has the meaning specified in Section 2.14(b)(iii).

         Exchange Act means the Securities Exchange Act of 1934, as amended.

         Facilities means, collectively, the Revolver Facility and the Term Loan Facility; Facility means either of the Revolver Facility or the Term Loan Facility. Family means, in respect of any individual, the heirs, legatees, descendants and blood relatives to the third degree of consanguinity of such individual.

         Family Trusts means, in respect of any individual, any trusts for the exclusive benefit of such individual, his/her spouse and lineal descendants, so long as such individual has the exclusive right to control each such trust.

         Federal Funds Rate means, for any day, the rate per annum (rounded upwards to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that
(a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Royal Bank on such day on such transactions as determined by the Administrative Agent.

         Fertilizer means fertilizer which is a finished product and ready for sale.

         First Purchase Payables means the unpaid amount of any payable obligation of the Borrower or any of the Subsidiaries related to the purchase of hydrocarbons by the Borrower or any of its Subsidiaries which are (in the judgment of the Administrative Agent) secured by a statutory Lien, which shall include but not be limited to the statutory Liens created under the Laws of Texas, New Mexico, Wyoming, Kansas, and Oklahoma, to the extent such payable obligation is not at the time in question covered by a Letter of Credit issued hereunder.

         Fixed Assets means the Vessels, real estate, and all other fixed assets, as such term is used in accordance with GAAP, owned by the Borrower, or any of its Subsidiaries.

         Foreign Lender has the meaning specified in Section 10.15.

         Fund means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

         GAAP means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination, consistently applied. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

         Governmental Authority means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other legal entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         Guarantors means any Person, including the MLP and every present and future Subsidiary of Borrower and the MLP, which undertakes to be liable for all or any part of the Obligations by execution of a Guaranty, or otherwise.

         Guaranty means a Guaranty now or hereafter made by any Guarantor in favor of the Administrative Agent on behalf of the Lenders, substantially in the form of Exhibit E-1 or Exhibit E-2, as may be amended from time to time.

         Guaranty Obligation means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other payment obligation of another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other payment obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other payment obligation of the payment of such Indebtedness or other payment obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other payment obligation, or (iv) entered into for the purpose of assuring in any other manner the obligees in respect of such Indebtedness or other payment obligation of the payment thereof or to protect such obligees against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other payment obligation of any other Person, whether or not such Indebtedness or other payment obligation is assumed by such Person; provided, however, that the term "Guaranty Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation shall be deemed to be the lesser of (a) an amount equal to the stated or determinable outstanding amount of the related primary obligation and (b) the maximum amount for which such guarantying Person may be liable pursuant to the terms of the instrument embodying such Guaranty Obligation, unless the outstanding amount of such primary obligation and the maximum amount for which such guarantying Person may be liable are not stated or determinable, in which case the amount of such Guaranty Obligation shall be the maximum reasonably anticipated liability in respect thereof as determined by the guarantying Person in good faith.

         Hazardous Substance means any substance that poses a threat to, or is regulated to protect, human health, safety, public welfare, or the environment, including without limitation: (a) any "hazardous substance," "pollutant" or "contaminant," and any "petroleum" or "natural gas liquids" as those terms are defined or used under Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ( 42 U.S.C. Sections 9601 et seq.) ("CERCLA"), (b) "solid waste" as defined by the federal Solid Waste Disposal Act (42 U.S.C. Sections 6901 et seq.), (c) asbestos or a material containing asbestos, (d) any material that contains lead or lead-based paint,
(e) any item or equipment that contains or is contaminated by polychlorinated biphenyls, (f) any radioactive material, (g) urea formaldehyde, (h) putrescible materials, (i) infectious materials, (j) toxic microorganisms, including mold, or (k) any substance the presence or Release of which requires reporting, investigation or remediation under any Environmental Law.

         Honor Date has the meaning set forth in Section 2.14(c)(i).

         Indebtedness means, as to any Person at a particular time, all of the following:

         (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

         (b) the face amount of all letters of credit (including standby and commercial), banker's acceptances, Bank Guaranties, surety bonds, and similar instruments issued for the account of such Person, and, without duplication, all drafts drawn and unpaid thereunder;

         (c) net obligations under any Swap Contract in an amount equal to (i) if such Swap Contract has been closed out, the termination value thereof, or
(ii) if such Swap Contract has not been closed out, the marked-to-market value thereof determined on the basis of readily available quotations provided by any recognized dealer in such Swap Contract;

         (d) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, other than trade accounts payable in the ordinary course of business not overdue by more than 60 days, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

         (e) Capital Leases and Synthetic Lease Obligations;

         (f) Off-Balance Sheet Indebtedness; and

         (g) all Guaranty Obligations of such Person in respect of any of the foregoing.

         For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner, unless such Indebtedness is expressly made non-recourse to such Person except for customary exceptions acceptable to the Required Lenders. The amount of any Capital Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

         Indemnified Liabilities has the meaning set forth in Section 10.05.

         Indemnitees has the meaning set forth in Section 10.05.

         Initial Financial Statements means the financial statements delivered pursuant to clauses (A) and (B) of Section 4.01(a)(vii).

         Interest Coverage Ratio means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of the four prior fiscal quarters ending on such date to (b) the sum of (i) Consolidated Interest Charges during such period and (ii) imputed interest charges on Synthetic Leases, of the MLP and its Subsidiaries during such period. For purposes of calculating the Interest Coverage Ratio, Consolidated Interest Charges and imputed interest charges on Synthetic Leases (A) for the fiscal quarter ending September 30, 2002, shall be the pro forma results of the MLP set forth in the financial statements provided by the Borrower to the Administrative Agent and to each Lender, which financial information shall be prepared using a methodology substantially similar to the methodology used in preparing the pro forma results of the MLP as set forth in the MLP Registration Statement and (B) for any fiscal quarter ending on or after December 31, 2002, shall be the actual results of the MLP as set forth in financial statements filed with the Securities and Exchange Commission in the Form 10-K or 10-Q (financial results for the period ended December 31, 2002, shall be adjusted on a pro forma basis as necessary for the period prior to the MLP Offering Closing), in each case with respect to which financial statements the Borrower shall have provided a certificate containing the representations and warranties set forth in Section 5.05(a).

         Interest Payment Date means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date.

         Interest Period means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrower in its Committed Loan Notice; provided that:

         (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

         (b) any Interest Period pertaining to a Eurodollar Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

         (c) no Interest Period shall extend beyond the scheduled Maturity Date.

         Inventory means, for any of the Borrower and the Subsidiaries, all now owned or hereafter acquired Fertilizer and liquefied petroleum gas (excluding line fill), wherever located, held for sale, each valued at the lower of cost or Market Price, and all documents of title or other documents (as defined in the U.C.C.) representing them.

         Investment means, as to any Person, any investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person or (b) a loan, advance or capital contribution to, guaranty of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, less all returns of principal or equity thereon, and shall, if made by the transfer or exchange of property other than cash be deemed to have been made in an amount equal to the fair market value of such property.

         Investment Reduction Event means the occurrence of any of the following: (a) Martin Resource, any Martin Party or any Company ceases to own, directly or indirectly, (i) 50% of the membership interest in CF Martin Sulphur General Partner, or (ii) 50% of the ownership interest in any successor entity that controls the management of CF Martin Sulphur, (b) Borrower's percentage equity ownership of CF Martin Sulphur is reduced below 49.5% and, as a result of such reduction, cash distributions received by the Borrower from CF Martin Sulphur are reduced, or (c) any event occurs which triggers an obligation on the part of the MLP, the Borrower, or any of their Subsidiaries to purchase from CF Industries (or an Affiliate of CF Industries) equity interests in CF Martin Sulphur or CF Martin Sulphur General Partner and such obligation is not timely satisfied; provided, that a sale of all of the MLP's, the Borrower's, and their Subsidiaries' equity interests in CF Martin Sulphur or, after such sale, any of the events set forth in (a) or (b), shall not constitute an Event of Default so long as prepayments are made as required under Section 2.04.

         IRS means the United States Internal Revenue Service. ---

         Laws means, collectively, all applicable international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, licenses, authorizations and permits of, any Governmental Authority.

         L/C Advance means, with respect to each Lender, such Lender's participation in any L/C Borrowing in accordance with its Pro Rata Share.

         L/C Borrowing means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.

         L/C Credit Extension means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

         L/C Issuer means any affiliate, unit, or agency of Royal Bank or any other Lender which has agreed to issue one or more Letters of Credit at the request of the Administrative Agent (which shall, at the Borrower's request, notify the Borrower from time to time of the identity of such other Lender).

         L/C Obligations means, as at any date of determination, the aggregate undrawn face amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.

         Lender has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the L/C Issuer and the Swing Line Lender.

         Lender Hedging Agreement means a Swap Contract between a Company and a Lender or an Affiliate of a Lender.

         Lending Office means, as to any Lender, the office or offices of such Lender set forth on its Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

         Letter of Credit means any standby letter of credit issued hereunder.

         Letter of Credit Application means an application and agreement for the issuance or amendment of a letter of credit in the form from time to time in use by the L/C Issuer.

         Letter of Credit Expiration Date means the day that is five days prior to the Maturity Date (or, if such day is not a Business Day, the next preceding Business Day).

         Letter of Credit Sublimit means an amount equal to the lesser of (a) the Aggregate Working Capital/Distribution Subfacility Commitments and (b) $5,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Working Capital/Distribution Subfacility Commitments.

         Leverage Ratio means, for the MLP and its Subsidiaries on a consolidated basis, the ratio of (a) Consolidated Funded Debt as of the determination date to (b) Consolidated EBITDA for the period of the four fiscal quarters ending on such date, or if such date is not the last day of a fiscal quarter, ending on the last day of the fiscal quarter most recently ended.

         Lien means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever to secure or provide for payment of any obligation of any Person, (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable Laws of any jurisdiction), including the interest of a purchaser of accounts receivable.

         Limited Partnership Agreement (Borrower) means the Amended and Restated Agreement of Limited Partnership of the Borrower, substantially in the form attached as Exhibit 3.4 to the MLP

Registration Statement, as the same may be amended, restated or otherwise modified in accordance with Section 7.14.

         Limited Partnership Agreement (MLP) means the First Amended and Restated Agreement of Limited Partnership of the MLP, substantially in the form attached as Appendix A to the MLP Registration Statement, as the same may be amended, restated or otherwise modified in accordance with Section 7.14.

         Loan means an extension of credit by a Lender to the Borrower pursuant to Section 2.01, Section 2.02 or Section 2.15.

         Loan Documents means this Agreement, each Note, the Master Consent to Assignment, each of the Collateral Documents, the Agent/Arranger Fee Letter, each Committed Loan Notice, each Swing Line Notice, each Compliance Certificate, the Guaranties, any Subordination Agreement, each Letter of Credit Application, and each other agreement, document or instrument delivered by the Borrower or any of its Subsidiaries from time to time in connection with this Agreement and the Notes.

         Loan Party means each of the Borrower, each Guarantor, and each Borrower Affiliate that executes one or more Loan Documents.

         Majority Lenders means (a) on any date of determination on and after the Closing Date and prior to the date of the initial Borrowing, those Lenders holding more than 50% of the Aggregate Commitments, (b) on any date of determination on and after the date of the initial Borrowing and prior to the Maturity Date, those Lenders holding more than 50% of the sum of (i) the Revolver Commitment plus (ii) the Term Loan Principal Debt; and (c) on any date of determination on or after the Maturity Date, those Lenders holding more than 50% of the Outstanding Amount of Loans.

         Maricopa, Arizona Fertilizer Plant means the fertilizer plant owned and operated by the Borrower located in Maricopa, Arizona.

         Market Price means on each day a spot price for the Inventory being valued, determined by published prices and methodology approved by Administrative Agent from time to time, adjusted to reflect any differences in grade between the index Inventory and the actual Inventory and to reflect transportation costs or other appropriate location price differential from the actual location to the index location.

         Martin Gas Marine means Martin Gas Marine LLC, a Texas limited liability company.

         Martin Gas Sales means Martin Gas Sales, Inc., a Texas corporation.

         Martin Party means Martin Resource or any Subsidiary of Martin Resource, other than the MLP General Partner, the MLP, the Borrower General Partner, the Borrower and its Subsidiaries.

         Martin Resource means Martin Resource Management Corporation, a Delaware corporation.

         Martin Resource Change of Control means (a) a change resulting in any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of such plan), other than Martin Resource and the Designated Martin Shareholders, (i) becoming the "beneficial owners" (as such term is used in Rule 13d-3 under the Exchange Act as in effect on the date of the Closing), directly or indirectly, of more than 33 1/3% of the total voting power of all classes then outstanding of Martin Resource's voting stock, or (ii) succeeding in having elected, or causing the election or appointment of at least a majority of the members of the Board of Directors of Martin Resource with directors not nominated or appointed by the Designated Martin Shareholders; provided, that, for the purpose of the foregoing definition, a Person shall not be deemed to "beneficially own" securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates until such tendered securities are accepted for purchase or exchange, or (b) the 120th day after Ruben S. Martin (or his Successor) or Scott D. Martin (or his Successor) ceases to be President and Chief Executive Officer of Martin Resource if a Successor is not appointed to act as President and Chief Executive Officer of Martin Resource within such 120 day period.

         Master Consent to Assignment means the Master Consent to Assignment, substantially in the form of Exhibit H.

         Material Adverse Effect means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, liabilities (actual or contingent) or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or the MLP and its Subsidiaries taken as a whole, (b) a material adverse effect on the ability of the Borrower or the MLP to perform its obligations under the Loan Documents to which it is a party, (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower, the MLP, or any other Loan Party of any Loan Document, or (d) a material adverse effect on the ability of the Administrative Agent, the Collateral Agent or the Lenders to enforce its or their remedies under any Loan Document.

         Material Agreements means the following:

         (a) Contribution Agreement,

         (b) Omnibus Agreement,

         (c) Limited Liability Company Agreement of CF Martin Sulphur General Partner, dated as of November 22, 2000, as amended,

         (d) Agreement of Limited Partnership Agreement of CF Martin Sulphur dated as of November 22, 2000, as amended,

         (e) Terminal Services Agreement dated as of October [__], 2002, by and between the MLP and Martin Gas Sales,

         (f) Marine Transportation Agreement dated as of October [__], 2002, by and between the MLP and Martin Resource,

         (g) Product Storage Agreement (Arcadia Storage Facility), dated as of October [__], 2002, by and between Martin Underground Storage, Inc., a Texas corporation, and MLP,

         (h) Product Supply Agreement dated as of October [__], 2002, by and between Martin Gas Sales and the MLP,

         (i) Marine Fuel Agreement dated as of October [__], 2002, by and between Midstream Fuel Service, Inc., an Alabama corporation, and the MLP,

         (j) Throughput Agreement dated as of October [__], 2002, by and between Martin Gas Sales and the MLP,

         (k) Motor Carrier Agreement dated as of October [__], 2002, by and between the MLP and Martin Transport, Inc., a Texas corporation,

         (l) Assignment and Assumption of Lease and Sublease dated as of October [__], 2002, by and among Martin Gas Sales and the Borrower,

         (m) Lease Agreement dated as of December 16, 1976, as amended, by and between Tampa Port Authority and Martin Gas Sales,

         (n) Consent Agreement dated as of [________], 2002, by and between CF Martin Sulphur, CF Martin Sulphur General Partner, Martin Resource, CF Industries, the MLP, and the Borrower,

         (o) Contribution Agreement dated as of November 20, 2000, by and between CF Martin Sulphur, CF Martin Sulphur General Partner, Martin Resource, Martin Gas Marine, and Martin Transport, Inc.; and

         (p) Stanolind Terminal Agreements;

         (q) any and all other agreements now or hereafter entered into by and among Martin Resource, the MLP, the Borrower, or any of their respective Subsidiaries, and CF Industries, or any of its affiliates, material to the business of CF Martin Sulphur if the termination of such contract could be reasonably expected to have a Material Adverse Effect, and

         (r) any other contract material to the business of the MLP or the Borrower to which the Borrower or any Borrower Affiliate is a party if the termination of such contract could be reasonably expected to have a Material Adverse Effect. "Material Agreement" means each of such Material Agreements.

         Maturity Date means (a) the Stated Maturity Date, or (b) such earlier effective date of any other termination, cancellation, or acceleration of all Commitments under this Agreement.

         Maximum Amount and Maximum Rate respectively mean, for each Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest which, under applicable Law, such Lender is permitted to contract for, charge, take, reserve, or receive on the Obligations.

         Maximum Credit Exposure shall have the meaning set forth in Section 7.15(e).

         Midstream Business means marine transportation, terminalling, distribution, and midstream logistical services with respect to hydrocarbon products and by-products, specialty chemicals, and other liquids and manufacture and marketing of sulphur-based fertilizers and related products and other businesses reasonably related thereto.

         MLP means Martin Midstream Partners L.P., a Delaware limited partnership.

         MLP General Partner means the general partner of the MLP. As of the Closing Date, the general partner of the MLP is Martin Midstream GP LLC, a Delaware limited liability company.

         MLP Offering means the initial sale to the public of common units in the MLP pursuant to the MLP Registration Statement.

         MLP Offering Closing means the consummation of the sale of common units to the public pursuant to the MLP Registration Statement.

         MLP Registration Statement means the Registration Statement on Form S-1 filed on July 1, 2002 with the Securities and Exchange Commission in connection with the sale of common units in the MLP, as may be amended from time to time.

         Mortgaged Vessels means the vessels described in the Vessel Mortgages.

         Mortgages means the mortgages, deeds of trust, or similar instruments executed by any of the Loan Parties in favor of the Collateral Agent, for the benefit of the Lenders, including without limitation, the Vessel Mortgages, and all supplements, assignments, amendments, and restatements thereto (or any agreement in substitution therefore, and "Mortgage" means each of such Mortgages).

         Multiemployer Plan means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding three calendar years, has made or been obligated to make contributions.

         Net Cash Proceeds means (a) with respect to any Disposition, cash (including any cash received by way of deferred payment as and when received and payment of amounts due under any insurance policy) received by the Borrower or any of its Subsidiaries in connection with and as consideration therefor, on or after the date of consummation of such transaction, after (i) deduction of Taxes payable in connection with or as a result of such transaction, and (ii) payment of all usual and customary brokerage commissions and all other reasonable fees and expenses related to such transaction (including, without limitation, reasonable attorneys' fees and closing costs incurred in connection with such transaction), and (b) with respect to any Subordinated Indebtedness, proceeds of such Indebtedness after payment of all reasonable closing costs.

         Net Worth means, as of any date of determination, for the MLP the difference between (i) net worth of the MLP on that date minus (ii) intangible assets of the MLP on that date in excess of $3,000,000, each determined in accordance with GAAP.

         Nonrenewal Notice Date has the meaning specified in Section
2.14(b)(iii).

         Notes means the Revolver Notes and the Term Notes of the Borrower, substantially in the form of Exhibit B-1 and B-2, respectively, hereto, evidencing the obligation of Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

         Obligations means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest that accrues after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding. In addition, all references to the "Obligations" in the Collateral Documents and in Sections 2.13 and 10.09 of this Agreement shall, in addition to the foregoing, also include all present and future indebtedness, liabilities, and obligations (and all renewals and extensions thereof or any part thereof) now or hereafter owed to any Lender or any Affiliate of a Lender arising pursuant to any Lender Hedging Agreement.

         Obligor means the Borrower or any other Person (other than the Administrative Agent, the Collateral Agent, or any Lender) obligated under any Loan Document.

         Off-Balance Sheet Indebtedness of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any liability under any sale and leaseback transaction which is not a Capital Lease, or (c) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such Person, but excluding from this clause (c) operating leases.

         Omnibus Agreement means the Omnibus Agreement dated as of October [__], 2002, among the MLP, the Borrower, the MLP General Partner, and Martin Resource as amended in accordance with Section 7.14.

         Organization Documents means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws; (b) with respect to any limited liability company, the certificate of formation and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation with the secretary of state or other department in the state of its formation, in each case as amended from time to time.

         Other Taxes has the meaning specified in Section 3.01(b).

         Outstanding Amount on any date (i) with respect to Committed Loans and Swing Line Loans, means the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments occurring on such date, (ii) with respect to any L/C Obligations, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date, and (iii) for purposes of Section 2.11(d) with respect to Obligations under a Lender Hedging Agreement, means the amount then due and payable under such Lender Hedging Agreement.

         Participant has the meaning specified in Section 10.07(d).

         PBGC means the Pension Benefit Guaranty Corporation.

         Pension Plan means any "employee pension benefit plan" (as such term is defined in Section 3(2)(A) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

         Permitted Acquisition means an Acquisition or Investment by the Borrower or a Subsidiary of the Borrower resulting in ownership of assets inside the United States, or of equity interests in a Domestic Person, so long as the following requirements have been satisfied:

         (a) Such Investment results in the Borrower's ownership of a Subsidiary (or such Investment is an Investment in an existing Subsidiary), and the Borrower shall have complied with the requirements of Sections 6.15 and 6.18 as of the date of such Investment;

         (b) If a Borrowing is to be made under the Acquisition Subfacility in connection with such Acquisition or Investment, not less than fourteen (14) days prior to the closing of such Acquisition or Investment, the Borrower shall (i) in the case of an Investment in equity interests, deliver historical financial statements of the acquisition target, (ii) deliver to the Administrative Agent pro forma financial statements acceptable to the Administrative Agent and a certificate of a Responsible Officer of the Borrower demonstrating pro forma compliance with Section 7.15 as of the closing of such Acquisition or Investment after giving effect thereto and after giving effect to any Indebtedness (including Obligations) incurred in connection therewith, and (iii) deliver to the Administrative Agent an Appraisal not more than six months old of newly acquired Fixed Assets of the Borrower and the Guarantors after giving effect to such Acquisition or Investment;

         (c) Each Investment shall have been approved or consented to by the board of directors or similar governing entity of the Person being acquired; and

         (d) As of the closing of such Acquisition or Investment no Default or Event of Default shall exist or occur as a result of, and after giving effect to, such Acquisition or Investment.

         Permitted Inventory Liens has the meaning set forth in the definition of Eligible Inventory.

         Permitted Liens means Liens permitted under Section 7.01 as described in such Section.

         Person means any natural person, trustee, corporation, general partnership, limited partnership, limited liability company, joint stock company, trust, unincorporated organization, bank, business association, firm, joint venture, Governmental Authority, company or other entity.

         Plan means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) established by the Borrower or any ERISA Affiliate.

         Principal Payment means a payment of principal (or, in the case of a Capitalized Lease or a Synthetic Lease, Attributable Indebtedness), whether pursuant to an amortization schedule, at maturity, or otherwise.

         Pro Rata Share means, at any date of determination, for any Lender with respect to a particular Facility or Subfacility, the percentage (carried out to the ninth decimal place) that its Committed Sum for such Facility or Subfacility bears to the aggregate Committed Sums of all Lenders for such Facility or Subfacility.

         Proceeds Account has the meaning set forth in Section 2.04(b)(iii).

         Purchase Price means, with respect to any Acquisition, all direct, indirect, and deferred cash and non-cash payments made to or for the benefit of the Person being acquired (or whose assets are being acquired), its shareholders, officers, directors, employees, or Affiliates in connection with such Acquisition, including, without limitation, the amount of any Indebtedness being assumed in connection with such Acquisition and (subject to the limitations on Indebtedness hereunder) seller financing, payments under non-competition or consulting agreements entered into in connection with such Acquisition and similar agreements, all non-cash consideration and the value of any stock, options, or warrants or other rights to acquire stock issued as part of the consideration in such transaction.

         Purchased Assets means the assets purchased from Martin Resource and its Subsidiaries and transferred to the MLP, the Borrower, and their respective subsidiaries pursuant to the Contribution Agreement.

         Quarterly Distributions means with respect to the Borrower, the distributions by the Borrower of Available Cash (as defined in the Limited Partnership Agreement (Borrower) as in effect on the Closing Date) or with respect to MLP, the distributions by the MLP of Available Cash (as defined in the Limited Partnership Agreement (MLP) as in effect on the Closing Date).

         Reduction Amount has the meaning set forth in the definition of Triggering Sale.

         Register has the meaning set forth in Section 10.07(c).

         Reinvested means used for capital expenditures or Acquisitions in connection with the Midstream Business of a Company.

         Related Parties means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents, and advisors of such Person and such Person's Affiliates.

         Release means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposal, deposit, dispersal, migrating, or other movement into the air, ground, or surface water, or soil.

         Reportable Event means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

         Request for Credit Extension means (a) with respect to a Borrowing, conversion or continuation of Committed Loans, a Committed Loan Notice, (b) with respect to an L/C Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Notice.

         Required Lenders means (a) on any date of determination on and after the Closing Date and prior to the date of the initial Borrowing, those Lenders holding more than 66 2/3% of the Aggregate Commitments, (b) on any date of determination on and after the date of the initial Borrowing and prior to the Maturity Date, those Lenders holding more than 66 2/3% of the sum of (i) the Revolver Commitment plus (ii) the Term Loan Principal Debt; and (c) on any date of determination on or after the Maturity Date, those Lenders holding more than 66 2/3% of the Outstanding Amount of Loans.

         Required Revolver Lenders means (a) on any date of determination on and after the Closing Date and prior to the date of the initial Borrowing, those Lenders holding more than 66 2/3% of the (i) Acquisition Subfacility Commitment and (ii) Working Capital/Distribution Subfacility Commitment (b) on any date of determination on and after the date of the initial Borrowing and prior to the Maturity Date, those Lenders holding more than 66 2/3% of the Revolver Commitment; and (c) on any date of determination on or after the Maturity Date, those Lenders holding more than 66 2/3% of the Revolver Principal Debt.

         Required Term Lenders means (a) on any date of determination on and after the Closing Date and prior to the date of the initial Borrowing, those Lenders holding more than 66 2/3% of the Term Loan Facility Commitment (b) on any date of determination on and after the date of the initial Borrowing and prior to the Maturity Date, those Lenders holding more than 66 2/3% of the Term Loan Committed Sum;

and (c) on any date of determination on or after the Maturity Date, those Lenders holding more than 66 2/3% of the Term Loan Principal Debt.

         Responsible Officer means the president, chief executive officer, chief financial officer, controller, treasurer or assistant treasurer of a Person. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership, limited liability company, and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

         Restricted Payment by a Person means any dividend or other distribution (whether in cash, securities or other property) with respect to any equity interest in such Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such equity interest or of any option, warrant or other right to acquire any such equity interest.

         Restoration Plan means a plan approved by the Administrative Agent under which the Borrower will use Net Cash Proceeds received as the result of payments made as a result of any condemnation or Vessel requisition or under insurance policies to repair, replace, restore, or purchase substitute property for property that has been damaged or destroyed. Such approval shall not be unreasonably, conditioned, delayed or withheld.

         Revolver Commitment means an amount (subject to reduction or cancellation as herein provided) equal to the sum of (i) the Working Capital/Distribution Subfacility Commitment, plus (ii) the Acquisition Subfacility Commitment, or as the context may require, means the Lenders' commitments to make Loans under the Revolver Facility pursuant to Section 2.01.

         Revolver Facility means the credit facility as described in and subject to the limitations set forth in Section 2.01.

         Revolver Lender means, on any date of determination, any Lender that has a Committed Sum under the Revolver Facility or that is owed any Revolver Principal Debt.

         Revolver Note means a promissory note in substantially the form of Exhibit B-1, and all renewals and extensions of all or any part thereof.

         Revolver Principal Debt means, on any date of determination, the aggregate unpaid principal balance of all Committed Loans under the Revolver Facility.

         Rights means rights, remedies, powers, privileges, and benefits.

         Royal Bank means Royal Bank of Canada.

         Security Agreements means, collectively, the security agreements, or similar instruments, executed by any of the Loan Parties in favor of the Collateral Agent for the benefit of the Lenders, and all supplements, assignments, amendments, and restatements thereto (or any agreement in substitution therefore), and "Security Agreement" means each of such Security Agreements.

         Stanolind Terminal Agreements means the agreements described on
Schedule 1.01(c).

         Stated Maturity Date means November [___], 2005.

         Subfacilities means, collectively, the Acquisition Subfacility and the Working Capital/Distribution Subfacility; Subfacility means either of the Acquisition Subfacility or the Working Capital/Distribution Subfacility.

         Subordinated Indebtedness has the meaning set forth in Section 7.04(b).

         Subordination Agreement has the meaning set forth in Section 7.04(b).

         Subsidiary of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. For avoidance of doubt, the Borrower's current 49.5% limited partnership interest in CF Martin Sulphur does not constitute "control." Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Borrower.

         Successor means any Person approved by the Administrative Agent and the Required Lenders. A Successor shall be approved by the Administrative Agent and the Required Lenders if such Person has adequate industry experience and such approval shall not be unreasonably, conditioned, delayed or withheld.

         Swap Contract means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

         Swap Termination Value means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Lender).

         Swing Line means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.15.

         Swing Line Borrowing means a Borrowing of a Swing Line Loan pursuant to
Section 2.15.

         Swing Line Lender means Royal Bank of Canada in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

         Swing Line Loan has the meaning specified in Section 2.15(a).

         Swing Line Loan Notice means a notice of a Swing Line Borrowing pursuant to Section 2.15(b), which, if in writing, shall be substantially in the form of Exhibit J.

         Swing Line Sublimit means an amount equal to the lesser of (a) $3,500,000 and (b) the Working Capital/Distribution Subfacility Commitments. The Swing Line Sublimit is part of, and not in addition to, the Working Capital/Distribution Subfacility Commitments.

         Synthetic Lease Obligation means the monetary obligation of a Person under (a) a so-called synthetic or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which are depreciated for tax purposes by such Person. The amount of any Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

         Taxes has the meaning set forth in Section 3.01.

         Term Lender means, on any date of determination, any Lender that has a Committed Sum under the Term Loan Facility or that is owed any Term Loan Principal Debt. Term Loan Commitment means an amount (subject to reduction or cancellation as herein provided) equal to $25,000,000.

         Term Loan Facility means the credit facility as described in and subject to the limitations set forth in Section 2.02.

         Term Note means a promissory note substantially in the form of Exhibit B-2, and all renewals and extensions of all or any part thereof.

         Term Loan Principal Debt means, on any date of determination, the aggregate unpaid principal balance of all Committed Loans under the Term Loan Facility.

         Threshold Amount at any time means an amount equal to 5% of the Borrower's consolidated assets measured as of the close of the then most recent fiscal quarter end.

         Triggering Sale means any Disposition (including sales of stock of Subsidiaries) (other than a transfer of assets by the Borrower or any Subsidiary of the Borrower to the Borrower or to a Wholly-Owned Subsidiary of the Borrower) with respect to which the Net Cash Proceeds realized by any Company for such Disposition, when aggregated with the Net Cash Proceeds from all such other Dispositions by all Companies occurring since the Closing Date, equals or exceeds the Threshold Amount. The portion of the Net Cash Proceeds in excess of the Threshold Amount is herein called the "Reduction Amount." For purposes of the definition Triggering Sale and Section 2.04(b)(i) and (iii), Dispositions shall not include Dispositions permitted by Section 7.07(a), (b), or (c).

         Type means, with respect to a Committed Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

         U.C.C. means the Uniform Commercial Code, as in effect in the state of New York.

         Unauthorized Assignment means (a) an assignment by a Martin Party to any Person other than another Martin Party of any of its rights or obligations under a Material Agreement if such assignment could reasonably be expected to have a Material Adverse Effect, or (b) a holder of Liens shall foreclose or there shall occur a transfer in lieu of foreclosure or other involuntary transfer of any interests of a Martin Party in a Material Agreement if such foreclosure could reasonably be expected to have a Material Adverse Effect.

         Unfunded Pension Liability means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         Unreimbursed Amount has the meaning set forth in Section 2.14(c)(i).

         U.S. Flag Vessels shall have the meaning set forth in Section 5.21(a).

         U.S. Vessel Mortgage means the First Preferred Fleet Mortgage executed and delivered by the Borrower on or before the Conditions Effective Date and the First Preferred Fleet Mortgage executed by Martin Gas Marine on or before the Conditions Effective Date, each substantially in the form attached as Exhibit K.

         Vessel Mortgages means, collectively, the U.S. Vessel Mortgage and any other vessel mortgage now or hereafter executed by any of the Borrower, the MLP, or their Subsidiaries to the Collateral Agent for the benefit of the Lenders.

         Vessel(s) means all vessels owned by the Borrower, the MLP, and their Subsidiaries, from time to time, including, without limitation those vessels listed on Schedule 5.21 and individually, any of such vessels.

         Voting Stock means the capital stock (or equivalent thereof) of any class or kind, of a Person, the holders of which are entitled to vote for the election of directors, managers, or other voting members of the governing body of such Person.

         Wholly-Owned when used in connection with a Person means any Subsidiary of such Person of which all of the issued and outstanding equity interests (except shares required as directors' qualifying shares) shall be owned by such Person or one or more of its Wholly-Owned Subsidiaries.

         Working Capital/Distribution Subfacility has the meaning specified in
Section 2.01(c).

         Working Capital/Distribution Subfacility Commitment means an amount equal to the lesser of (i) the Borrowing Base (Working Capital/Distribution Subfacility) and (ii) (subject to reduction or cancellation as herein provided) $25,000,000.

         SECTION 1.02 OTHER INTERPRETIVE PROVISIONS.

         (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

         (b) (i) The words "herein" and "hereunder" and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

                  (ii) Unless otherwise specified herein, Article, Section, Exhibit and Schedule references are to this Agreement.

                  (iii) The term "including" is by way of example and not limitation.

                  (iv) The term "documents" includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced.

         (c) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding;" and the word "through" means "to and including."

         (d) Section headings herein and the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

         SECTION 1.03 ACCOUNTING TERMS. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the audited financial statements, except as otherwise specifically prescribed herein.

         SECTION 1.04 ROUNDING. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

         SECTION 1.05 REFERENCES TO AGREEMENTS AND LAWS. Unless otherwise expressly provided herein, (a) references to agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

                                   ARTICLE II.
                         THE COMMITMENTS AND BORROWINGS

         SECTION 2.01 REVOLVER LOANS.

         (a) Subject to and in reliance upon the terms, conditions, representations, and warranties in the Loan Documents, each Lender severally, but not jointly, agrees to make loans (each such Loan a "Committed Loan") to the Borrower from time to time on any Business Day during the period from the Conditions Effective Date to the Maturity Date (the "Availability Period"), in an aggregate amount not to exceed at any time outstanding the amount of such Lender's Pro Rata Share of one or more Committed Borrowings under (i) the Acquisition Subfacility (further described in Section 2.01(b) below) not to exceed such Lender's Committed Sum under the Acquisition Subfacility, and (ii) the Working

Capital/Distribution Subfacility (further described in Section 2.01(c) below) not to exceed, when aggregated with the Outstanding Amount of the L/C Obligations and Swing Line Loans, such Lender's Committed Sum under the Working Capital/Distribution Subfacility. Such Committed Borrowings may be repaid and reborrowed from time to time in accordance with the terms and provisions of the Loan Documents; provided that, each such Committed Borrowing must occur on a Business Day and no later than the Business Day immediately preceding the Maturity Date.

         (b) Committed Loans under the Acquisition Subfacility shall be available to Borrower for the purposes set forth in Section 6.12(b). After giving effect to any Committed Borrowing under the Acquisition Subfacility, the aggregate Outstanding Amount of all Committed Loans under the Acquisition Subfacility shall not exceed the Acquisition Subfacility Commitment then in effect.

         (c) Committed Loans under the Working Capital/Distribution Subfacility shall be available to Borrower for the purposes set forth in Section 6.12(c); provided, however, Committed Borrowings under the Working Capital/Distribution Subfacility will be available to fund not more than $2,500,000 in Distribution Loans in any four (4) consecutive fiscal quarters. After giving effect to any Committed Borrowing under the Working Capital/Distribution Subfacility, the aggregate Outstanding Amount of all Committed Loans, Swing Line Loans, and L/C Obligations under the Working Capital/Distribution Subfacility shall not exceed the Working Capital/Distribution Subfacility Commitment then in effect.

         SECTION 2.02 TERM LOAN FACILITY. Subject to and in reliance upon the terms, conditions, representations, and warranties in the Loan Documents, each Lender severally, but not jointly, agrees to make Committed Loans to Borrower in a single disbursement on the Conditions Effective Date in aggregate amount not to exceed at any time outstanding the amount of such Lender's Pro Rata Share of the Term Loan Commitment. If all or a portion of the Term Loan Principal Debt is paid or prepaid, then the amount so paid or prepaid may not be reborrowed. Any portion of the Term Loan Commitment that remains undisbursed after the initial disbursement under the Term Loan Facility shall be reduced to zero and cancelled on the date of such initial disbursement.

         SECTION 2.03 BORROWINGS, CONVERSIONS AND CONTINUATIONS OF LOANS.

         (a) Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Committed Loans as the same Type shall be made upon the Borrower's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 12:00 noon, New York, New York time, (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans, and (ii) one Business Day prior to the conversion of Eurodollar Rate Loans to Base Rate Committed Loans, or one Business Day prior to the requested date of any Borrowing of Base Rate Committed Loans. Each such telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by an authorized officer of the Borrower. Each Committed Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Committed Borrowing of or conversion to Base Rate Committed Loans shall be in a principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Committed Borrowing, conversion or continuation (as applicable) is under the Term Loan Facility, the Acquisition Subfacility or the Working Capital/Distribution Subfacility, (ii) whether the Borrower is requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of Committed Loans as the same Type, (iii) the requested date of the Committed Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iv) the principal amount of Committed Loans to be borrowed, converted or continued, (v) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, and (vi) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Committed Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made or continued as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Borrower requests a Committed Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

         (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of its Pro Rata Share of the applicable Committed Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Committed Loans described in the preceding subsection. In the case of a Committed Borrowing, each Lender shall make the amount of its Committed Loan available to the Administrative Agent in immediately available funds at the Administrative Agent's Office not later than 12:00 Noon, New York, New York time, on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.03 (and, if such Committed Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Royal Bank with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to the Administrative Agent by the Borrower; provided, however, that if, on the date of the Committed Borrowing there are Swing Line Loans or L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings, second, to the payment in full of any such Swing Line Loans, and third to the Borrower as provided above.

         (c) Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of the Interest Period for such Eurodollar Rate Loan. During the existence of a Default or Event of Default, no Loans may be requested as, converted to or continued as Eurodollar Rate Loans without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the then outstanding Eurodollar Rate Loans be converted immediately to Base Rate Loans.

         (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Eurodollar Rate Loan upon determination of such interest rate. The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of manifest error.

         (e) After giving effect to all Committed Borrowings, all conversions of Loans from one Type to the other, and all continuations of Committed Loans as the same Type, there shall not be more than six (6) Interest Periods in effect at any given time with respect to Committed Loans.

         SECTION 2.04 PREPAYMENTS.

         (a) Optional Prepayments. The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay in whole or in part Committed Loans outstanding under the Acquisition Subfacility, the Working Capital/Distribution Subfacility and/or the Term Loan Principal Debt without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 10:00 a.m., New York, New York time, (A) three Business Days prior to any date of prepayment of Eurodollar Rate Loans, and (B) the date of prepayment of Base Rate Committed Loans;

(ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Committed Loans shall be in a principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Committed Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Committed Loans of the Lenders in accordance with their respective Pro Rata Shares.

         Unless a Default or Event of Default has occurred and is continuing or would arise as a result thereof, any payment or prepayment of the Committed Loans may be reborrowed under the Revolver Facility by the Borrower, subject to the terms and conditions hereof.

         (b) Mandatory Prepayments from Net Cash Proceeds.

                  (i) (A) Except as provided in clause (B) with respect to condemnation, Vessel requisition, or insurance proceeds, if any portion of the Net Cash Proceeds realized by a Company from any Triggering Sale (including any deferred purchase price therefore) has not been Reinvested within one hundred eighty (180) days from the receipt by such Company of such Net Cash Proceeds (including receipt of any deferred payments for any such Triggering Sale or portion thereof, if and when received), then on the Business Day following such one hundred eightieth (180th) day the Commitments shall be permanently reduced, and the Loans shall be prepaid, in an amount equal to the portion of the Reduction Amount that is not so Reinvested. (B) If any portion of the Net Cash Proceeds realized by a Company from any Triggering Sale received as the result of payments made as a result of any condemnation or Vessel requisition or under any insurance policy has not been used in connection with a Restoration Plan, then on the Business Day following the time period for restoration specified in the Restoration Plan the Commitments shall be permanently reduced, and the Loans shall be prepaid, in an amount equal to the portion of the Reduction Amount remaining on deposit in the Proceeds Account. Net Cash Proceeds of a Disposition that equal, when aggregated with Net Cash Proceeds of all Dispositions since the Closing Date, an amount less than the Threshold Amount shall not be required to be used for mandatory prepayments or commitment reductions pursuant to this Section 2.04(b).

                  (ii) If any Net Cash Proceeds are received by a Company (A) from the issuance or incurrence of Subordinated Indebtedness by a Company, (B) from the Disposition of any equity interests in CF Martin Sulphur owned by a Company, or (C) in respect of the dissolution of CF Martin Sulphur, the Loans shall be prepaid and, in the case of clause
         (A), the Commitments shall be permanently reduced, immediately upon receipt of such Net Cash Proceeds in an amount equal to the amount of Net Cash Proceeds received in respect of such Subordinated Indebtedness, Disposition, or dissolution whether or not such Disposition or dissolution qualifies as a Triggering Sale.

                  (iii) Upon receipt by any Company of Net Cash Proceeds from a Triggering Sale, the Borrower shall (or shall cause the applicable Company to) deposit an amount equal to the Reduction Amount into an account or accounts with the Collateral Agent (collectively, the "Proceeds Account"); provided, however, that the Borrower shall not be required to deposit an amount that is more than the amount of the Commitments. In the case of Section 2.04(b)(i)(A), such Reduction Amount shall remain in the Proceeds Account until the earlier of (x) the date such

         Reduction Amount is Reinvested, or (y) the one hundred eightieth (180th) day following the receipt of such Reduction Amount. If such Reduction Amount is not Reinvested as herein provided, such proceeds shall, on the Business Day following such one hundred eightieth (180th) day, be used for prepayment of Loans and any excess shall be refunded to the Borrower, or, if there are no outstanding Loans or unpaid outstanding Obligations then due, such Reduction Amount shall be refunded to the Borrower, and the Commitments shall be permanently reduced as provided in Section 2.04(b)(i); provided, however, that if the outstanding Loans are Eurodollar Rate Loans, the Collateral Agent shall hold such proceeds in the Proceeds Account until the Eurodollar Rate Loans can be prepaid without incurring funding losses under
         Section 3.05; provided, further, that if the Loans have become due and payable pursuant to Section 8.02 or otherwise, the Collateral Agent shall, upon the request of the Administrative Agent, deliver funds from the Proceeds Account to the Administrative Agent which may, without notice, apply all such funds to the repayment of the Obligations. In the case of Section 2.04(b)(i)(B), such Reduction Amount shall remain in the Proceeds Account until the earlier of (x) the date such Reduction Amount is to be applied in connection with the applicable Restoration Plan, or (y) the Business Day following the final day of the applicable Restoration Plan (or in the absence of an applicable Restoration Plan delivered pursuant to Section 6.07, on a date identified by the Administrative Agent which shall not be earlier than 180 days after the receipt of such Reduction Amount). If such Reduction Amount is not used in connection with a Restoration Plan, such proceeds shall, on the Business Day following the last day of the applicable Restoration Plan or on a date chosen by the Administrative Agent (which shall not be earlier than 180 days after the receipt of such Reduction Amount), as appropriate, be used for prepayment of Loans and any excess shall be refunded to the Borrower, or, if there are no outstanding Loans or unpaid outstanding Obligations then due, such Reduction Amount shall be refunded to the Borrower, and the Commitments shall be permanently reduced as provided in Section 2.04(b)(i); provided, however, that if the outstanding Loans are Eurodollar Rate Loans, the Collateral Agent shall hold such proceeds in the Proceeds Account until the Eurodollar Rate Loans can be prepaid without incurring funding losses under Section 3.05; provided, further, that if the Loans have become due and payable pursuant to Section 8.02 or otherwise, the Collateral Agent, upon the request of the Administrative Agent, shall deliver funds from the Proceeds Account to the Administrative Agent which may, without notice, apply all funds in the Proceeds Account to repayment of the Obligations.

                  (iv) The prepayments and commitment reductions provided for in this Section 2.04(b) shall be applied as follows, unless a Default or Event of Default has occurred and is continuing or would arise as a result thereof (whereupon the provisions of Section 2.11(d) shall apply): (A) first, as a payment of all Unreimbursed Amounts then outstanding, until paid in full, (B) second, as a repayment of all Swing Line Loans, then outstanding, until paid in full, (c) third, as a repayment of the Term Loan Principal Debt, until paid in full, and (D) fourth, as a repayment of Revolver Principal Debt, to be allocated on a pro rata basis between the Acquisition Subfacility and the Working Capital/Distribution Subfacility. If any prepayments of Revolver Principal Debt pursuant to Section 2.04(b)(ii) are made, the Revolver Commitment shall be permanently reduced by the amount of such prepayments on a pro rata basis between the Acquisition Subfacility and the Working Capital Distribution Subfacility.

                  (v) All funds held in the Proceeds Account shall be invested in time deposits or certificates of deposit issued by the Administrative Agent or in investments that constitute Cash Equivalents (provided that the maturities thereof shall not exceed 180 days). All interest and income earned on the amounts held in the Proceeds Account shall be paid to the Borrower at the time the funds therein are applied as provided in this Section 2.04(b).

                  (vi) The Borrower hereby grants to the Collateral Agent, for the benefit of the Lenders, a lien on and security interest in and to the Proceeds Account and all monies, cash, checks, drafts, certificates of deposit, instruments, investment property, and other items received by Collateral Agent for deposit therein and held therein, as security for the Obligations. The rights granted by this Section 2.04(b)(vi) shall be in addition to the rights of the Collateral Agent under any statutory banker's Lien or the common law right of setoff.

         (c) Mandatory Payments/Reductions. (i) If for any reason the Outstanding Amount of all Committed Loans, Swing Line Loans, and L/C Obligations at any time exceeds the Aggregate Commitments then in effect, the Borrower shall immediately prepay Committed Loans and/or Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess unless such excess occurs as a result of an event described in clause (ii) of this Section in which case such excess shall be repaid within three Business Days of such excess occurring; and (ii) if for any reason the Outstanding Amount of all Committed Loans, Swing Line Loans, and L/C Obligations under the Working Capital/Distribution Subfacility exceeds the Working Capital/Distribution Subfacility Commitment, the Borrower shall prepay Committed Loans and/or Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess within three Business Days of such excess occurring.

         (d) Prepayments: Interest/Consequential Loss. All prepayments under this Section 2.04 shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid and any amounts due under
Section 3.05.

         (e) The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. New York, New York time on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

         SECTION 2.05 REDUCTION OR TERMINATION OF COMMITMENTS. The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Commitments or (prior to the Initial Funding Date) permanently reduce the Term Loan Commitment, or permanently reduce the Revolver Commitment to an amount not less than the sum of the Outstanding Amount of the then existing (a) Revolver Principal Debt, (b) L/C Obligations, and (c) Swing Line Loans; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. New York, New York time, five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $1,000,000 or any whole multiple of $500,000 in excess thereof and (iii) any Revolver Commitment reduction shall be allocated between the Acquisition Subfacility and the Working Capital/Distribution Subfacility in amounts not less than $500,000. The Administrative Agent shall promptly notify the Lenders of any such notice of reduction or termination. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Revolver Commitment shall be applied to the Commitment of each Lender according to its Pro Rata Share, and any reduction of the Term Loan Commitment shall be applied to the Commitment of each Lender according to its Pro Rata Share. All commitment fees on the portion of the Commitment so terminated which have accrued to the effective date of any termination of Commitments shall be paid on the effective date of such termination.

         SECTION 2.06 REPAYMENT OF LOANS.

         (a) The Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of Committed Loans outstanding on such date.

         (b) The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) each Friday during the term hereof or, if any Friday is not a Business Day, the next Business Day following such Friday and (ii) the Maturity Date.

         SECTION 2.07 INTEREST.

         (a) Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate; (ii) each Base Rate Committed Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

         (b) The Borrower shall pay interest on all past due amounts at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. Accrued and unpaid interest on such past due amounts (including interest on past due interest) shall be due and payable upon demand.

         (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

         (d) If the designated rate applicable to any Borrowing exceeds the Maximum Rate, the rate of interest on such Borrowing shall be limited to the Maximum Rate, but any subsequent reductions in such designated rate shall not reduce the rate of interest thereon below the Maximum Rate until the total amount of interest accrued thereon equals the amount of interest which would have accrued thereon if such designated rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of the Outstanding Amount of any Committed Loans, Swing Line Loans or L/C Obligations, the total amount of interest paid or accrued is less than the amount of interest which would have accrued if such designated rates had at all times been in effect, then, at such time and to the extent permitted by Law, the Borrower shall pay an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if such designated rates had at all times been in effect and the amount of interest which would have accrued if the Maximum Rate had at all times been in effect, and (b) the amount of interest actually paid or accrued on such Outstanding Amount.

         SECTION 2.08 FEES.

         (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, a commitment fee equal to the Applicable Rate times the actual daily amount by which the Aggregate Committed Sum with respect to the Revolver Facility exceeds the sum of (i) the Outstanding Amount of Committed Loans with respect to the Revolver Facility and (ii) the Outstanding Amount of L/C Obligations. The commitment fee shall accrue at all times from the Closing Date until the Maturity Date and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. The commitment fee shall accrue at all times, including at any time during which one or more of the conditions in
Article IV is not met.

         (b) Arranger's and Agency Fees. The Borrower shall pay certain fees to the Arranger for the Arranger's own account, and shall pay an agency fee to the Administrative Agent for the Administrative Agent's own account, in the amounts and at the times specified in the letter agreement, dated September 5, 2002 (the "Agent/Arranger Fee Letter"), between the Borrower, the Arranger and the Administrative Agent. Such fees shall be fully earned when paid and shall be nonrefundable for any reason whatsoever.

         (c) Lenders' Upfront Fee. On the Conditions Effective Date, the Borrower shall pay to the Administrative Agent, for the account of the Lenders in accordance with their respective Pro Rata Shares, an upfront fee in the agreed amount in accordance with the Agent/Arranger Fee Letter. Such upfront fees are for the credit facilities by the Lenders under this Agreement and are fully earned on the date paid. The upfront fee paid to each Lender is solely for its own account and is nonrefundable for any reason whatsoever.

         SECTION 2.09 COMPUTATION OF INTEREST AND FEES. Computation of interest on Base Rate Loans shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed. Computation of all other types of interest and all fees shall be calculated on the basis of a year of 360 days and the actual number of days elapsed, which results in a higher yield to the payee thereof than a method based on a year of 365 or 366 days. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day.

         SECTION 2.10 EVIDENCE OF DEBT.

         (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of such Lender shall control. Upon the request of any Lender made through the Administrative Agent, such Lender's Loans may be evidenced by one or more Notes. Each Lender may attach schedules to its Note(s) and endorse thereon the date, Type (if applicable), amount and maturity of the applicable Loans and payments with respect thereto.

         (b) In addition to the accounts and records referred to in subsection
(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control.

         SECTION 2.11 PAYMENTS GENERALLY.

         (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent's Office in Dollars and in immediately available funds not later than 12:00 noon, New York, New York time, on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the Administrative Agent after 12:00 noon, New York, New York time, shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

         (b) Subject to the definition of "Interest Period," if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

         (c) If no Default or Event of Default exists and if no order of application is otherwise specified in the Loan Documents, payments and prepayments of the Obligations shall be applied first to fees, second to accrued interest then due and payable on the Outstanding Amount of Loans and L/C Obligations, and then to the remaining Obligations in the order and manner as Borrower may direct.

         (d) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully the Obligations then due, or if a Default or Event of Default exists, any payment or prepayment shall be applied in the following order: (i) to the payment of enforcement expenses incurred by the Administrative Agent, including Attorney Costs; (ii) to the ratable payment of all other fees, expenses, and indemnities for which the Administrative Agent or the Lenders are entitled to payment but have not yet been paid or reimbursed in accordance with the Loan Documents (as used in this Section 2.11(d)(ii), a "ratable payment" for any Lender or the Administrative Agent shall be, on any date of determination, that proportion which the portion of the total fees, expenses, and indemnities owed to such Lender or the Administrative Agent bears to the total aggregate fees and indemnities owed to all Lenders and the Administrative Agent on such date of determination); (iii) to the ratable payment of accrued and unpaid interest on the Outstanding Amount of Loans and the Outstanding Amount of Obligations under Lender Hedging Agreements (as used in this Section 2.11(d)(iii), "ratable payment" means, for any Lender (or Lender Affiliate, in the case of Lender Hedging Agreements), on any date of determination, that proportion which the accrued and unpaid interest on the Outstanding Amount of Loans and the Outstanding Amount of Obligations under Lender Hedging Agreements owed to such Lender (or Lender Affiliate, in the case of Lender Hedging Agreements) bears to the total accrued and unpaid interest on the Outstanding Amount of Loans and the Outstanding Amount of Obligations under Lender Hedging Agreements owed to all Lenders (and Affiliates, in the case of Lender Hedging Agreements)); (iv) to the ratable payment of the Outstanding Amount of Loans (as used in this Section 2.11(d)(iv), "ratable payment" means for any Lender, on any date of determination, that proportion which the Outstanding Amount of Loans owed to such Lender bears to the Outstanding Amount of Loans owed to all Lenders); (v) to Cash Collateralize the Letters of Credit, and (vi) to the payment of the remaining Obligations then due, if any, in the order and manner the Required Lenders deem appropriate.

         (e) Unless the Borrower or any Lender has notified the Administrative Agent prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:

                  (i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds, at the Federal Funds Rate from time to time in effect; and

                  (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the "Compensation Period") at a rate per annum equal to the Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Committed Loan, included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

         A notice of the Administrative Agent to any Lender with respect to any amount owing under this subsection (e) shall be conclusive, absent manifest error.

         (f) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and the conditions to the applicable Borrowing set forth in
Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

         (g) The obligations of the Lenders hereunder to make Loans are several and not joint. The failure of any Lender to make any Loan on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation.

         (h) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

         SECTION 2.12 SHARING OF PAYMENTS. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Committed Loans made by it, or the participations in the L/C Obligations, or in Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Committed Loans made by them, and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Committed Loan or such participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

         SECTION 2.13 PRIORITY OF HEDGING OBLIGATIONS. Any amounts received in satisfaction of any Obligations arising under the Loan Documents, including, without limitation, Obligations under this Agreement and any Lender Hedging Agreement, shall rank pari passu in right of payment and shall be used to repay such Obligations on a pro rata basis.

         SECTION 2.14 LETTERS OF CREDIT.

         (a) The Letter of Credit Commitment.

                  (i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.14, (1) from time to time on any Business Day during the period from the Conditions Effective Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Borrower or its Subsidiaries, and to amend or renew Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drafts under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower and its Subsidiaries; provided that the L/C Issuer shall not be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in, any Letter of Credit if as of the date of such L/C Credit Extension, (x) the Outstanding Amount of all L/C Obligations and all Loans under the Working Capital/Distribution Subfacility would exceed the Aggregate Commitments under the Working Capital/Distribution Subfacility, (y) the aggregate Outstanding Amount of the Loans of any Lender under the Working Capital/Distribution Subfacility, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations plus such Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans would exceed such Lender's Working Capital/Distribution Subfacility Commitment, or (z) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower's ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

                  (ii) The L/C Issuer shall be under no obligation to issue any Letter of Credit if:

                           (A) any order, judgment or decree of any Governmental
                  Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

                           (B) subject to Section 2.14(b)(iii), the expiry date
                  of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless the Required Lenders have approved such expiry date;

                           (C) the expiry date of such requested Letter of
                  Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date;

                           (D) the issuance of such Letter of Credit would
                  violate one or more policies of the L/C Issuer generally applicable to all borrowers; or

                           (E) such Letter of Credit is in a face amount less
                  than $100,000, or is to be used for a purpose other than as described in Section 6.12 or is denominated in a currency other than Dollars.

                  (iii) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

         (b) Procedures for Issuance and Amendment of Letters of Credit; Evergreen Letters of Credit.

                  (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such L/C Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m., New York, New York time, at least two Business Days (or such later date and time as the L/C Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C
         Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and
         (G) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (A) the Letter of Credit to be amended;
         (B) the proposed date of
         amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require.

                  (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a participation in such Letter of Credit in an amount equal to the product of such Lender's Pro Rata Share times the amount of such Letter of Credit.

                  (iii) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in it sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an "Evergreen Letter of Credit"); provided that any such Evergreen Letter of Credit must permit the L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Nonrenewal Notice Date") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such renewal. Once an Evergreen Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the renewal of such Letter of Credit at any time to a date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such renewal if it has received notice on or before the Business Day immediately preceding the Nonrenewal Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such renewal or (2) from any Lender stating that one or more of the applicable conditions specified in Section 4.03 is not then satisfied and directing the L/C Issuer not to permit such renewal. Notwithstanding anything to the contrary contained herein, the L/C Issuer shall have no obligation to permit the renewal of any Evergreen Letter of Credit at any time.

                  (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

         (c) Drawings and Reimbursements; Funding of Participations.

                  (i) Upon any drawing under any Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof. Not later than 11:00 a.m., New York time, on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an "Honor Date"), the Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the "Unreimbursed Amount"), and such Lender's Pro Rata Share thereof. In such event, the Borrower shall be deemed to have requested a Committed

         Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.03 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.03 (other than the delivery of a Committed Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.14(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                  (ii) Each Lender (including the Lender acting as L/C Issuer) shall upon any notice pursuant to Section 2.14(c)(i) make funds available to the Administrative Agent for the account of the L/C Issuer at the Administrative Agent's Office in an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 1:00 p.m., New York time, on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.14(c)(iii), each Lender that so makes funds available shall be deemed to have made a Base Rate Committed Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.

                  (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Committed Borrowing of Base Rate Loans because the conditions set forth in Section 4.03 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender's payment to the Administrative Agent for the account of the L/C Issuer pursuant to
         Section 2.14(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.14.

                  (iv) Until each Lender funds its Committed Loan or L/C Advance pursuant to this Section 2.14(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender's Pro Rata Share of such amount shall be solely for the account of the L/C Issuer.

                  (v) Each Lender's obligation to make Committed Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.14(c), shall be absolute and unconditional and shall not be affected by any circumstance, including
         (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default or Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

                  (vi) If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.14(c) by the time specified in Section 2.14(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

         (d) Repayment of Participations.

                  (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender's L/C Advance in respect of such payment in accordance with Section 2.14(c), if the Administrative Agent receives for the account of the L/C Issuer any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of cash Collateral applied thereto by the Administrative Agent), or any payment of interest thereon, the Administrative Agent will distribute to such Lender its Pro Rata Share thereof in the same funds as those received by the Administrative Agent.

                  (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.14(c)(i) is required to be returned, each Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

         (e) Obligations Absolute. The obligation of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit, and to repay each L/C Borrowing and each drawing under a Letter of Credit that is refinanced by a Borrowing of Loans, shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

                  (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

                  (ii) the existence of any claim, counterclaim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

                  (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

                  (iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

                  (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, that might otherwise constitute a defense available to, or a discharge of, the Borrower.

         The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower's instructions or other irregularity, the Borrower will immediately notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

         (f) Role of L/C Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. No Agent-Related Person nor any of the respective correspondents, participants or assignees of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through
(v) of Section 2.14(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer's willful misconduct or gross negligence or the L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         (g) Cash Collateral. Upon the request of the Administrative Agent, (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the Borrower shall immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations (in an amount equal to such Outstanding Amount). The Borrower hereby grants the Collateral Agent, for the benefit of the L/C Issuer and the Lenders, a Lien on all such cash and deposit accounts at the Administrative Agent and the Collateral Agent.

         (h) Applicability of ISP98. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the "International Standby Practices 1998" published by the Institute of

International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each Letter of Credit.

         (i) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share a Letter of Credit fee for each Letter of Credit issued equal to the product of the Applicable Rate times the actual daily undrawn amount under each Letter of Credit. Such fee for each Letter of Credit shall be due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date. If there is any change in the Applicable Rate during any quarter, the actual daily undrawn amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

         (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own account an annual fronting fee in an amount with respect to each Letter of Credit issued equal to the greater of (i) $500 or (ii) 1/4 of 1% per annum calculated on the daily undrawn face amount thereof. In addition, the Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such fees and charges are due and payable on demand and are nonrefundable.

         (k) Conflict with Letter of Credit Application. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

         SECTION 2.15 SWING LINE LOANS.

         (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make loans (each such loan, a "Swing Line Loan") to the Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Committed Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender's Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Amount Outstanding under the Working Capital/Distribution Subfacility shall not exceed the Aggregate Commitments under the Working Capital/Distribution Subfacility, and (ii) the aggregate Outstanding Amount of the Committed Loans under the Working Capital/Distribution Subfacility of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Working Capital/Distribution Subfacility Commitment, and provided, further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.15, prepay under Section 2.04, and reborrow under this Section
2.15. Each Swing Line Loan shall be a Base Rate Loan and shall be outstanding for no longer than five (5) Business Days. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender's Pro Rata Share times the amount of such Swing Line Loan.

         (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 2:00 p.m. New York, New York time on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000 or a whole multiple of $100,000 in excess thereof, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Administrative Agent of any telephonic Swing Line Loan Notice, the Administrative Agent will notify the Swing Line Lender (by telephone or in writing) of such Swing Line Loan Notice and the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:30 p.m. New York, New York time on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.15(a), or (B) that one or more of the applicable conditions specified in
Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. New York, New York time on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swing Line Lender in immediately available funds.

         (c) Refinancing of Swing Line Loans.

                  (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Lender make a Base Rate Committed Loan in an amount equal to such Lender's Pro Rata Share of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.03, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Commitments and the conditions set forth in
         Section 4.03. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent's Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.15(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Committed Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

                  (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Committed Borrowing in accordance with Section 2.15(c)(i), the request for Base Rate Committed Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender's payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.15(c)(i) shall be deemed payment in respect of such participation.

                  (iii) If any Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.15(c) by the time specified in Section 2.15(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

                  (iv) Each Lender's obligation to make Committed Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.15(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender's obligation to make Committed Loans pursuant to this Section 2.15(c) is subject to the conditions set forth in Section 4.03. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

         (d) Repayment of Participations.

                  (i) At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's risk participation was funded) in the same funds as those received by the Swing Line Lender.

                  (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Lender shall pay to the Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender.

         (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Lender funds its Base Rate Committed Loan or risk participation pursuant to this Section 2.15 to refinance such Lender's Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender.

         (f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

                                  ARTICLE III.
                     TAXES, YIELD PROTECTION AND ILLEGALITY

         SECTION 3.01 TAXES.

         (a) Any and all payments by the Borrower to or for the account of the Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of the Administrative Agent and each Lender, taxes imposed on or measured by its net income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which the Administrative Agent or such Lender, as the case may be, is organized or maintains its Lending Office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), each of the Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days after the date of such payment, the Borrower shall furnish to the Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").

         (c) If the Borrower shall be required to deduct or pay any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, the Borrower shall also pay to the Administrative Agent (for the account of such Lender) or to such Lender, at the time interest is paid, such additional amount that such Lender specifies as necessary to preserve the after-tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) such Lender would have received if such Taxes or Other Taxes had not been imposed.

         (d) The Borrower agrees to indemnify the Administrative Agent and each Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by the Administrative Agent and such Lender, (ii) amounts payable under Section 3.01(c) and (iii) any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payment under this subsection (d) shall be made within 30 days after the date the Lender or the Administrative Agent makes a demand therefor.

         SECTION 3.02 ILLEGALITY. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans, or materially restricts the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the applicable offshore Dollar market, or to determine or charge interest rates based upon the Eurodollar Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Committed Loans to Eurodollar Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay interest on the amount so prepaid or converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the reasonable judgment of such Lender, otherwise be materially disadvantageous to such Lender.

         SECTION 3.03 INABILITY TO DETERMINE RATES. If the Administrative Agent determines in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the applicable offshore Dollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, or adequate and reasonable means do not exist for determining the Eurodollar Rate for such Eurodollar Rate Loan, or (b) if the Required Lenders determine and notify the Administrative Agent that the Eurodollar Rate for such Eurodollar Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Eurodollar Rate Loan, then the Administrative Agent will promptly notify the Borrower and all Lenders. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended until the Administrative Agent revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing, conversion or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.

         SECTION 3.04 INCREASED COST AND REDUCED RETURN; CAPITAL ADEQUACY; RESERVES ON EURODOLLAR RATE LOANS.

         (a) If any Lender determines that as a result of a Change in Law, or such Lender's compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Loans, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this subsection (a) any such increased costs or reduction in amount resulting from
(i) Taxes or Other Taxes (as to which Section 3.01 shall govern), (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Lender is organized or has its Lending Office, and (iii) reserve requirements contemplated by Section 3.04(c) utilized, as to Eurodollar Rate Loans, in the determination of the Eurodollar Rate), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.

         (b) If any Lender determines a Change In Law regarding capital adequacy has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender's desired return on capital), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction.

         (c) The Borrower shall pay to each Lender, as long as such Lender shall be required under regulations of the Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional costs on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 15 days' prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 15 days from receipt of such notice.

         SECTION 3.05 FUNDING LOSSES. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

         (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

         (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

         For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the applicable offshore Dollar interbank market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

         SECTION 3.06 MATTERS APPLICABLE TO ALL REQUESTS FOR COMPENSATION.

         (a) A certificate of the Administrative Agent or any Lender claiming compensation under this Article III and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods.

         (b) If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

         SECTION 3.07 SURVIVAL. All of the Borrower's obligations under this
Article III shall survive termination of the Commitments and payment in full of all the other Obligations.

                                   ARTICLE IV.
                       CONDITIONS PRECEDENT TO BORROWINGS

         SECTION 4.01 CONDITIONS TO INITIAL CREDIT EXTENSION. The obligation of each Lender to fund its portion of the initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

         (a) The Administrative Agent's receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) and unless otherwise specified, each properly executed by an authorized officer of the signing Loan Party, each dated the Conditions Effective Date (or, in the case of certificates of governmental officials, a recent date before the Conditions Effective Date) or the Closing Date, as appropriate, and each in form and substance satisfactory to the Administrative Agent and its legal counsel:

                  (i) executed counterparts of this Agreement, the Master Consent to Assignment, the Guaranties, the U.S. Vessel Mortgages, the Mortgages executed by the Borrower substantially in the forms of Exhibits L and M and all other Collateral Documents required by the Administrative Agent, each dated as of the Closing Date or as of the Conditions Effective Date;

                  (ii) Notes executed by the Borrower in favor of each Lender requesting such Notes, each in a principal amount equal to such Lender's Committed Sum, each dated as of the Closing Date or as of the Conditions Effective Date;

                  (iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of officers of each Loan Party as the Administrative Agent may require to establish the identities of and verify the authority and capacity of each officer thereof authorized to act in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

                  (iv) such evidence as the Administrative Agent may reasonably require to verify that each Loan Party is duly organized or formed, validly existing, and in good standing in the jurisdiction of its organization;

                  (v) a certificate signed by a Responsible Officer of the Borrower certifying that (A) the MLP Offering Closing has occurred and that the gross proceeds of the sale of limited partner units (other than proceeds paid by the MLP General Partner and Martin Parties) are not less than $55,000,000, (B) that the representations and warranties contained in Article V are true and correct in all respects on and as of such date, (C) no Default or Event of Default has occurred and is continuing as of such date, (D) since December 31, 2001 there has occurred no material adverse change in (x) the business, assets, liabilities (actual or contingent), operations, or condition (financial or otherwise) of the Borrower or any Guarantor, or (y) any of the businesses, assets or liabilities acquired or assumed or being acquired or assumed by the Borrower or any of its Subsidiaries, (E) Purchased Assets have been conveyed to the Borrower pursuant to the Contribution Agreement, and the Borrower and its Subsidiaries own the assets and businesses reflected on the MLP Balance Sheet free and clear of all Liens other than Permitted Liens and Liens to be released on the Closing Date (as described in Section 4.01(h)), (F) there is no litigation, investigation or proceeding known to and affecting the Borrower or any Borrower Affiliate for which the Borrower is required to give notice pursuant to Section 6.03(c) (or, if there is any such litigation, investigation or proceeding, then a notice containing the information required by Section 6.03(c) shall be given concurrently with the delivery of the certificate given pursuant to this clause
         (v)), and (G) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental authority by or against the Borrower, any Guarantor, the MLP General Partner, or any of their respective properties, that (x) could reasonably be expected to materially and adversely affect the Borrower or any Guarantor, or (y) seeks to affect or pertains to any transaction contemplated hereby or the ability of the Borrower or any Guarantor to perform its obligations under the Loan Documents;

                  (vi) a certificate of a Responsible Officer (A) listing the Material Agreements then in effect, each of which shall be in form and substance satisfactory to the Administrative Agent, and

         (B) attaching a copy of each of the listed Material Agreements, and (C) certifying that each such Material Agreement has been duly executed and is in full force and effect;

                  (vii) a certificate of a Responsible Officer providing copies of the following or a copy of the MLP Registration Statement containing the following (A) historical audited financial information for predecessor entities and/or businesses for the three (3) years ended December 31, 2001, and historical unaudited financial information for predecessor entities and/or businesses for the fiscal quarters ended March 31, 2002, and June 30, 2002; and (B) such other financial information as the Administrative Agent may request;

                  (viii) opinions from (A) Baker Botts L.L.P., counsel to each Loan Party and the General Partner, substantially in the form of Exhibit F-1 hereto, and (B) local counsel to each Loan Party with respect to each deed of trust or mortgage executed by a Loan Party;

                  (ix) a letter from CT Corporation System, Inc., to accept service of process in the State of New York on behalf of the Borrower and each Guarantor;

                  (x) a duly completed Compliance Certificate in the form of Exhibit C signed by a Responsible Officer of the Borrower and a Responsible Officer of the MLP demonstrating pro forma compliance with
         Section 7.15 as of the Closing Date;

                  (xi) a duly completed Borrowing Base Certificate in the form of Exhibit H signed by a Responsible Officer of the Borrower and a Responsible Officer of the MLP; and

                  (xii) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender, or the Required Lenders reasonably may require.

         (b) Any fees due and payable at the Conditions Effective Date shall have been paid.

         (c) The Borrower shall have paid Attorney Costs of the Administrative Agent to the extent invoiced prior to, or on, the Conditions Effective Date.

         (d) The Borrower shall be a direct or indirectly wholly-owned subsidiary of the MLP, and Martin Resource shall own at least 51% of the MLP General Partner.

         (e) Each Company shall have delivered the following documents:

                  (i) such Lien searches and abstracts of title as the Administrative Agent shall have requested, and such termination statements or other documents as may be necessary to confirm that the Collateral is subject to no other Liens (other than Permitted Liens and Liens to be released on the Closing Date (as described in Section 4.01(h)) in favor of any Persons;

                  (ii) funds sufficient to pay any filing or recording tax or fee in connection with any and all UCC-1 financing statements or UCC-3 amendment financing statements, or fees associated with the filing of the Mortgages or amendments to Mortgages;

                  (iii) evidence that the Collateral Agent has been named as loss payee and mortgagee under all policies of casualty insurance pertaining to the Collateral;

                  (iv) such consents, estoppels, subordination agreements and other documents and instruments executed by landlords and other Persons party to material contracts relating to any Collateral as to which the Collateral Agent shall be granted a Lien for the benefit of the Lenders, as requested by the Administrative Agent or any Lender;

                  (v) certificates evidencing all of the issued and outstanding shares of capital stock pledged pursuant to the Collateral Documents, which certificates shall in each case be accompanied by undated stock powers duly executed in blank and, with respect to uncertificated securities pledged pursuant to the Collateral Documents, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Collateral Agent for the benefit of the Lenders in accordance with the Uniform Commercial Code; and

                  (vi) evidence that all other actions necessary or, in the opinion of the Administrative Agent, the Collateral Agent, or the Lenders, desirable to perfect and protect the first priority Lien created by the Collateral Documents (except to the extent otherwise permitted hereunder), and to enhance the Administrative Agent's and the Collateral Agent's ability to preserve and protect its interests in and access to the Collateral, have been taken;

         (f) Receipt of (i) a commitment with respect to the Stanolind Terminal and the Tampa Terminal to issue a mortgagee's title policy issued by a title company satisfactory to the Administrative Agent in form and substance satisfactory to the Administrative Agent (including all waivers and endorsements as the Administrative Agent shall reasonably require), together with the payment of all premiums for the issuance of such title policies, (ii) surveys with respect to the real estate Collateral satisfactory to the Administrative Agent,
(iii) certificates of title for each of the U.S. Flag Vessels, (iv) a field audit and inventory valuation report in form and substance satisfactory to the Administrative Agent, and (v) other information regarding the Collateral requested by the Administrative Agent.

         (g) The Administrative Agent shall have received from an independent appraiser acceptable to the Administrative Agent an Appraisal setting forth the orderly liquidation value of the Fixed Assets which shall be at least $50,000,000.

         (h) Evidence satisfactory to the Administrative Agent that all Assumed Indebtedness will be repaid, and that all liens on the Purchased Assets securing the Assumed Indebtedness shall be released upon the initial funding hereunder.

         The Administrative Agent shall notify the Borrower and the Lenders of the Conditions Effective Date, and such notice shall be conclusive and binding.

         SECTION 4.02 DEADLINE FOR CONDITIONS EFFECTIVE DATE. If for any reason the Closing Date has not occurred on or before November 30, 2002, or the Conditions Effective Date has not occurred on or before the 5th day after the Closing Date, then, unless otherwise agreed by all Lenders, the Aggregate Commitments shall terminate on and as of such date.

         SECTION 4.03 CONDITIONS TO ALL LOANS AND L/C CREDIT EXTENSION. The obligation of each Lender to honor any Committed Loan Notice or Swing Line Notice, and the obligation of the L/C Issuer to issue any Letter of Credit, is subject to the following conditions precedent:

         (a) The representations and warranties of the Loan Parties contained in
Article V, or which are contained in any document furnished at any time under or in connection herewith, including, but not limited to the Collateral Documents, shall be true and correct on and as of the date of such Loan is made, continued or converted, as applicable, or such Letter of Credit is issued except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

         (b) No Default or Event of Default shall exist or would result from such proposed Loan, continuation or conversion, or L/C Credit Extension.

         (c) The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender, shall have received a Request for Credit Extension and, if applicable, a Letter of Credit Application in accordance with the requirements hereof.

         Each Request for Credit Extension submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.03(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

                                   ARTICLE V.
                         REPRESENTATIONS AND WARRANTIES

         Each of the Borrower and the MLP, and each Guarantor by its execution of a Guaranty, represents and warrants to the Administrative Agent and the Lenders that:

         SECTION 5.01 EXISTENCE; QUALIFICATION AND POWER; COMPLIANCE WITH LAWS. As of the Conditions Effective Date, the Borrower is a direct or indirect wholly-owned Subsidiary of the MLP and Martin Resource owns at least 51% of the MLP General Partner. As of the Conditions Effective Date, CF Martin Sulphur is a limited partnership organized, validly existing, and in good standing under the Laws of the State of Delaware, and CF Martin Sulphur General Partner is a limited liability company organized, validly existing, and in good standing under the Laws of the State of Delaware. Each of the MLP General Partner, the Borrower General Partner, and each Loan Party (a) is a corporation, partnership or limited liability company organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (d) is in compliance with all Laws, except in each case referred to in clause (c) or this clause (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. Each of the MLP, the Borrower, and their Subsidiaries is a citizen of the United States as defined in Section 2 of the Shipping Act of 1916, as amended, entitled to own and operate the Vessels under their respective Certificates of Documentation, which the MLP, the Borrower, and Martin Gas Marine shall maintain, or cause to be maintained, in full force and effect, and each is duly qualified to engage in coastwise trade.

         SECTION 5.02 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or (c) violate any Law relating to such Loan Party.

         SECTION 5.03 GOVERNMENTAL AUTHORIZATION. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority, except for the filings of mortgages and lien notices in connection with the granting of security interests pursuant to the Collateral Documents, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document.

         SECTION 5.04 BINDING EFFECT. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

         SECTION 5.05 FINANCIAL STATEMENTS; NO MATERIAL ADVERSE EFFECT.

         (a) The Initial Financial Statements were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein and except for footnotes with respect to unaudited financial statements included therein. The Initial Financial Statements (i) fairly present the financial condition of the entities therein named and their respective Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance in all material respects with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein and except for footnotes with respect to unaudited financial statements included therein; and (ii) show all material indebtedness and other liabilities, direct or contingent, of the entities therein named and their Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness in accordance with GAAP consistently applied throughout the period covered thereby.

         (b) Since December 31, 2001, there has been no event or circumstance that has or could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.06 LITIGATION. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the MLP or the Borrower threatened or contemplated in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any Borrower Affiliate or against any of their properties or revenues which (a) seek to affect or pertain to this Agreement or any other Loan Document, the borrowing of Loans, the use of the proceeds thereof, or the issuance of Letters of Credit hereunder, or (b) if determined adversely, could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.07 NO DEFAULT. Neither the Borrower nor any Borrower Affiliate is in default under or with respect to any Contractual Obligation which could be reasonably expected to have a Material Adverse Effect including any Material Agreement. No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

         SECTION 5.08 OWNERSHIP OF PROPERTY; LIENS. From and after the Conditions Effective Date, (a) each Loan Party and its Subsidiaries (i) have valid leasehold interests in all its leased real property and (ii) have good title to all its personal and real property (other than its leased real property) necessary or used in the ordinary conduct of its business, except for such defects in title as would not, individually or in the aggregate, have a Material Adverse Effect, and (b) the property of the MLP, the Borrower and their respective Subsidiaries is subject to no Liens, other than Permitted Liens and Liens to be released on the Closing Date in accordance with Section 4.01(h).

         SECTION 5.09 ENVIRONMENTAL COMPLIANCE. The MLP and the Borrower have reasonably concluded that (a) there are no claims alleging potential liability under or responsibility for violation of any Environmental Law except any such claims that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (b) there is no environmental condition or circumstance, such as the presence or Release of any Hazardous Substance, on any property owned, operated or used the Borrower or any Borrower Affiliate that could reasonably be expected to have a Material Adverse Effect, and (c) there is no violation of or by the Borrower or any Borrower Affiliate of any Environmental Law, except for such violations as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         SECTION 5.10 INSURANCE. The properties of the Borrower and the Borrower Affiliates are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the Borrower Affiliates operate.

         SECTION 5.11 TAXES. The Borrower and the Borrower Affiliates have filed all federal, state and other material tax returns and reports required to be filed, and have paid all federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against any Borrower Affiliate or any of their respective Subsidiaries that would, if made, have a Material Adverse Effect.

         SECTION 5.12 ERISA COMPLIANCE. The representations and warranties set forth in this Section 5.12 shall apply only if the Borrower or an ERISA Affiliate establishes a Plan.

         (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state Laws except to the extent that noncompliance could not reasonably be expected to have a Material Adverse Effect. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and nothing has occurred which would prevent, or cause the loss of, such qualification, except to the extent that nonqualification could not reasonably be expected to have a Material Adverse Effect. The Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to
Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan, except to the extent that nonpayment could not reasonably be expected to have a Material Adverse Effect.

         (b) There are no pending or threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. Neither the MLP nor the Borrower nor any ERISA Affiliate has engaged in or permitted to occur and no other party has engaged in or permitted to occur any prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.



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



         (c) (i) No ERISA Event has occurred or is reasonably expected to occur that could reasonably be expected to have a Material Adverse Effect; (ii) no Pension Plan has any Unfunded Pension Liability that (when aggregated with any other Unfunded Pension Liability) has resulted or could reasonably be expected to result in a Material Adverse Effect; and (iii) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA that could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.13 SUBSIDIARIES AND OTHER INVESTMENTS. As of the Conditions Effective Date the Borrower will have no Subsidiaries other than those specifically disclosed in Schedule 5.13, and will have no equity investment in any other corporation or other entity other than those specifically disclosed in
Schedule 5.13. From and after the Conditions Effective Date the MLP has no Subsidiaries other than the Borrower, the Borrower General Partner, and the Borrower's Subsidiaries.

         SECTION 5.14 MARGIN REGULATIONS; INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT; USE OF PROCEEDS.

         (a) Neither the Borrower nor any Borrower Affiliate is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board), or extending credit for the purpose of purchasing or carrying margin stock. Margin Stock constitutes less than 25% of those assets of each Loan Party which are subject to any limitation on a sale, pledge, or other restrictions hereunder.

         (b) None of the Borrower, any Borrower Affiliate, any Person controlling the Borrower or any Borrower Affiliate, or any Subsidiary thereof
(i) is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, or (ii) is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

         (c) The Borrower will use all proceeds of Credit Extension in the manner set forth in Section 6.12.

         SECTION 5.15 DISCLOSURE. All material factual information hereto furnished by or on behalf of the Borrower in writing to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby, as modified or supplemented by other information so furnished, is true and accurate in all material respects, and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading. All estimates and projections delivered to the Administrative Agent or any Lender were based upon information that was available at the time such estimates or projections were prepared and believed to be correct and upon assumptions believed to be reasonable.

         SECTION 5.16 LABOR MATTERS. There are no actual or threatened strikes, labor disputes, slowdowns, walkouts, or other concerted interruptions of the MLP's, the Borrower's, or any of their Subsidiaries' operations that could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.17 COMPLIANCE WITH LAWS. Neither the Borrower nor any Borrower Affiliate is in violation of any Laws, other than such violations which could not, individually or collectively, reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Borrower Affiliate has received notice alleging any noncompliance with any Laws, except for such noncompliance which no longer exists, or which non-compliance could not reasonably be expected to have a Material Adverse Effect.

         SECTION 5.18 THIRD PARTY APPROVALS. Except for consents obtained prior to the Conditions Effective Date, no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any party that is not a party to this Agreement is necessary or required in connection with the transfer of assets to the Borrower pursuant to the Contribution Agreement or in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document.

         SECTION 5.19 SOLVENCY. Neither the Borrower and its Subsidiaries on a consolidated basis nor the MLP and its Subsidiaries on a consolidated basis are "insolvent" as such term is used and defined in (i) the United States Bankruptcy Code or (ii) the New York Uniform Fraudulent Conveyance Act.

         SECTION 5.20 COLLATERAL.

         (a) The provisions of each of the Collateral Documents are effective to create in favor of the Collateral Agent for the benefit of the Lenders, a legal, valid and enforceable first priority security interest in all right, title and interest of each Company in the Collateral described therein, except as otherwise permitted hereunder; and the Collateral Agent is authorized to file financing statements in the offices in all of the jurisdictions listed in the schedule to all Security Agreements and Mortgages.

         (b) None of the terms or provisions of any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower or any Borrower Affiliate is a party or by which the Borrower or any Borrower Affiliate or the property of the Borrower or any Borrower Affiliate is bound prohibit the filing or recordation of any of the Loan Documents or any other action which is necessary or appropriate in connection with the perfection of the Liens on material assets evidenced and created by any of the Loan Documents.

         SECTION 5.21 CONCERNING THE VESSELS.

         (a) Schedule 5.21 sets forth a true and correct list describing each of the Vessels owned on the Closing Date by the Borrower, the MLP, and their Subsidiaries and correctly sets forth whether each such Vessel is owned by the Borrower, the MLP, or one of their Subsidiaries. Each Vessel has been appropriately registered under the laws of its jurisdiction of registration, including, with respect to each Vessel shown on Schedule 5.21 hereof as being registered under the laws of the United States of America (the "U.S. Flag Vessels"), and as of the Closing Date except as disclosed to the Lenders in writing, none of the Borrower, the MLP, or any of their Subsidiaries own any Vessels registered under the laws of the United States of America other than the U.S. Flag Vessels.

         (b) Each Vessel complies with all applicable maritime laws and regulations, including, with respect to each U.S. Flag Vessel, all applicable requirements of the Shipping Act of 1916, as amended and in effect, and all applicable regulations thereunder and all applicable requirements of the maritime laws of the United States of America and all applicable regulations thereunder except in such instances in which the failure to comply therewith could not, individually or collectively, reasonably be expected to have a Material Adverse Effect. Each of the Borrower, the MLP, and their Subsidiaries is a citizen of the United States for purposes of operating each of the U.S. Flag Vessels in the coastwise trade in accordance with Section 2 of the Shipping Act of 1916, as amended and in effect, and the regulations thereunder. Each bareboat or demise charterer of each of the U.S. Flag Vessels operated in the coastwise trade of the United States (i) is a citizen of the United States for purposes of operating and maintaining such U.S. Flag Vessels in the coastwise trade in accordance with Section 2 of the Shipping Act of 1916, as amended and in effect, and the regulations thereunder or (ii) is in compliance with the citizenship requirements set forth in 46 App. U.S.C.A. Section 883-1. Each of the U.S. Flag Vessels listed on Schedule 5.21 attached hereto and which is in operation is covered by a valid Coast Guard Certificate of Inspection, and Schedule

5.21 attached hereto lists the U.S. Flag Vessels which have a load line certificate and which are classed by the American Bureau of Shipping (or any other classification society or societies satisfactory to the Administrative Agent and the Lenders). Each U.S. Flag Vessel operated and maintained as a vessel in the coastwise trade of the United States is so operated in accordance with the Shipping Act of 1916, as amended and in effect, and the regulations thereunder, and all other U.S. Flag Vessels if operated and maintained in the coastwise trade would be eligible to be so operated in accordance with the Shipping Act of 1916, as amended and in effect, and the regulations thereunder. In addition to the information regarding U.S. Flag Vessels, Schedule 5.21 sets forth a list of all other Vessels owned by the Borrower, the MLP, and their Subsidiaries.

         (c) Each Vessel subject to a Vessel Mortgage is covered by hull and machinery, protection and indemnity, war risk, loss of earnings and excess liability insurance in accordance with the requirements of such Vessel Mortgage.

         SECTION 5.22 INTELLECTUAL PROPERTY; LICENSES, ETC. Each Loan Party owns, or possesses the right to use, all of the material trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights that are reasonably necessary for the operation of its business. To the knowledge of each Loan Party, no such intellectual property infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or, to the best knowledge of each Loan Party, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE VI.
                              AFFIRMATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, each of the Borrower and the MLP shall, and shall cause each of their Subsidiaries to:

         SECTION 6.01 FINANCIAL STATEMENTS. Deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders:

         (a) within thirty (30) days of the MLP Offering Closing, a consolidated unaudited balance sheet of the MLP and its Subsidiaries as of the MLP Offering Closing, in reasonable detail and certified by a Responsible Officer of the MLP as fairly presenting the financial condition of the MLP and its Subsidiaries;

         (b) as soon as available, but in any event within ninety (90) days (or such shorter time as required to be filed with the Securities and Exchange Commission) after the end of each fiscal year of the MLP, consolidated balance sheets of the MLP and its Subsidiaries as at the end of such fiscal year, and the related statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year of the MLP, if any, all in reasonable detail, audited and accompanied by a report and opinion of KPMG LLP or other independent certified public accountant of nationally recognized standing acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with GAAP and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any qualifications and exceptions not reasonably acceptable to the Required Lenders (the preceding may be in the form of the MLP's annual report filed on Form 10-K with the Securities and Exchange Commission; December 31 is the fiscal year end of the MLP and the Borrower); and

         (c) as soon as available, but in any event within forty-five (45) days (or such shorter time as required to be filed with the Securities and Exchange Commission) after the end of each of the first three fiscal quarters of each fiscal year of the MLP, an unaudited consolidated balance sheet of the MLP and its Subsidiaries as at the end of such fiscal quarter, and the related statements of income and cash flows for such fiscal quarter and for the portion of the MLP's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year of the MLP, if any, and the corresponding portion of the previous fiscal year of the MLP, if any, all in reasonable detail (the preceding may be in the form of the MLP's annual report filed on Form 10-Q with the Securities and Exchange Commission) and certified by a Responsible Officer of the MLP as fairly presenting the financial condition, results of operations and cash flows of the MLP and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

         SECTION 6.02 CERTIFICATES; OTHER INFORMATION. Deliver to the Administrative Agent and each Lender, at the expense of the Borrower, in form and detail reasonably satisfactory to the Administrative Agent and the Required
Lenders:

         (a) concurrently with the delivery of the financial statements referred to in Sections 6.01(b) and (c), a duly completed Compliance Certificate in form of Exhibit C signed by a Responsible Officer of the Borrower who is a senior financial officer and responsible for regulatory reporting and filing and a Responsible Officer of the MLP;

         (b) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or written communication sent to the equity owners of the MLP, and copies of all annual, regular, periodic and special reports and registration statements which the MLP may file or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Exchange Act, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;

         (c) promptly after execution thereof, copies of Material Agreements and any material amendment thereto;

         (d) on October 31 of each year, appraisal reports in form and substance and from appraisers satisfactory to the Administrative Agent (each such report herein, an "Appraisal"), dated as of September 30 of such year and setting forth the then current orderly liquidation values of all Fixed Assets, provided, that if a Material Adverse Effect shall have occurred or a Default or Event of Default shall have occurred and is continuing, the Administrative Agent may obtain additional Appraisals;

         (e) as soon as possible, but not later than 12:00 noon New York, New York time, on the last Business Day of each month, a Borrowing Base Certificate certified by a Responsible Officer of the Borrower as fairly presenting the Eligible Accounts Receivable and Eligible Inventory as of the last day of the immediately preceding month, and, if requested by the Administrative Agent or any Lender, a listing and aging of Eligible Accounts Receivable by counterparty, and a Schedule of Eligible Inventory volumes and market rates (with sources);

         (f) on October 31 of each year, a field audit and inventory valuation report in form and substance satisfactory to the Administrative Agent (a "Field Audit") dated October 15 of such year and, upon the request of the Administrative Agent and the Required Lenders in their sole discretion, one additional Field Audit to be delivered during such year;

         (g) annually, together with the items delivered pursuant to Section 6.01(b) herein, projections of operations for the year commencing the preceding January 1 for the MLP and its Subsidiaries based upon information that is then currently available and believed to be correct in good faith and upon assumptions believed to be reasonable; and

         (h) promptly, such additional information regarding the business, financial or company affairs of any Loan Party as the Administrative Agent, at the request of any Lender, may from time to time reasonably request, which information may include copies of any detailed audit reports, if any, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Borrower by independent accountants in connection with the accounts or books of the Borrower or any Subsidiary, or any audit of any of them.

         SECTION 6.03 NOTICES. Promptly notify the Administrative Agent and each Lender within ten (10) days of an officer of a Borrower Affiliate having knowledge of any of the following:

         (a) of the occurrence of any Default or Event of Default;

         (b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including any of the following events if such has resulted or could reasonably be expected to result in a Material Adverse Effect: (i) breach or non-performance of, or any default under, a Contractual Obligation of any Loan Party; (ii) any litigation, investigation by or required by a Governmental Authority, proceeding or suspension of licenses or permits between any Loan Party and any Governmental Authority; (iii) any dispute, litigation, investigation or proceeding involving any Loan Party related to any Environmental Law;

         (c) of any litigation, investigation or proceeding and affecting the Borrower or any Borrower Affiliate in which (i) the amount involved exceeds (individually or collectively) $3,500,000, or (ii) injunctive relief or other relief is sought, which could be reasonably expected to have a Material Adverse Effect; and

         (d) of any material change in accounting policies or financial reporting practices by the Borrower or the MLP; and

         (e) of any event that gives any owner of an equity interest in CF Martin Sulphur or CF Martin Sulphur General Partner a right to buy the equity interest of another owner.

         Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement or other Loan Document that have been breached.

         SECTION 6.04 PAYMENT OF OBLIGATIONS. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets and (b) all lawful claims which, if unpaid, would by law become a Lien upon its property, except, in the case of Clause (a) or (b), where (x) the validity thereof are being contested in good faith by appropriate proceedings and (y) adequate reserves in accordance with GAAP are being maintained by the appropriate Loan Party.

         SECTION 6.05 PRESERVATION OF EXISTENCE, ETC. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization, except in a transaction permitted by Sections 7.06 and 7.07, (b) take all action to maintain all rights,



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privileges, permits, licenses and franchises material to the conduct of its business, except in a transaction permitted by Sections 7.06 and 7.07.

         SECTION 6.06 MAINTENANCE OF ASSETS AND BUSINESS. (a) Maintain all material properties, equipment, licenses, permits, and franchises necessary for its normal business; (b) keep all of its assets which are necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs thereto and replacements thereof; (c) do all things necessary to obtain, renew, extend, and continue in effect all Authorizations which may at any time and from time to time be necessary for the operation of its business in compliance with applicable Law, except where the failure to so maintain, renew, extend, or continue in effect could not reasonably be expected to have a Material Adverse Effect; (d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect; and (e) use the standard of care typical in the industry in the operation and maintenance of its facilities.

         SECTION 6.07 MAINTENANCE OF INSURANCE. Maintain with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and which is satisfactory to the Administrative Agent and the Required Lenders and will (i) furnish to the Administrative Agent on each anniversary of the Effective Date a certificate or certificates of insurance from the applicable insurance company evidencing the existence of insurance required to be maintained by this Agreement and the other Loan Documents and evidencing that Collateral Agent is listed as sole loss payee on property insurance and the Administrative Agent, the Collateral Agent and Lenders are additional insureds on liability insurance, (ii) upon request of the Administrative Agent, furnish to each Lender at reasonable intervals a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained in accordance with this Section, and
(iii) as soon as possible, but in any event within one hundred eighty days of a Triggering Sale resulting from an event where payments are made as a result of any condemnation or Vessel requisition or under an insurance policy described in this Section 6.07, furnish to the Administrative Agent a Restoration Plan.

         SECTION 6.08 COMPLIANCE WITH LAWS AND CONTRACTUAL OBLIGATIONS. (a) Comply with the requirements of all Laws (including Environmental Laws) applicable to it or to its business or property, except in such instances in which (i) such requirement of Law is being contested in good faith or a bona fide dispute exists with respect thereto; or (ii) the failure to comply therewith could not be reasonably expected to have a Material Adverse Effect;
(b) comply with all Contractual Obligations, except where the failure to comply therewith could not be reasonably expected to have a Material Adverse Effect, and (c) comply with the rules and requirements of any classification society in which any Vessel is classed except where the failure to comply therewith could not be reasonably expected to have a Material Adverse Effect.

         SECTION 6.09 BOOKS AND RECORDS. Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving its assets and business; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over it.

         SECTION 6.10 INSPECTION RIGHTS. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

         SECTION 6.11 COMPLIANCE WITH ERISA. With respect to each Plan maintained by a Company, do each of the following: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state Laws, (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification, and (c) make all required contributions to any Plan subject to Section 412 of the Code, except to the extent that noncompliance, with respect to each event listed above, could not be reasonably expected to have a Material Adverse Effect.

         SECTION 6.12 USE OF PROCEEDS.

         (a) Use the proceeds of the Term Loan Facility to finance the purchase of the Purchased Assets, including without limitation, the repayment of the Assumed Indebtedness not repaid with the proceeds of the MLP Offering;

         (b) Use the proceeds of the Acquisition Subfacility as follows: to finance Investments and Acquisitions by the Borrower and its Subsidiaries of Persons or assets and Capital Expenditures subject to compliance with this Agreement, including Sections 7.02 and 7.10; and

         (c) Use the proceeds (including Letters of Credit) of the Working Capital/Distribution Subfacility to (i) fund working capital and general partnership requirements of the Borrower and its Subsidiaries, including without limitation, payments to Martin Resource pursuant to the Omnibus Agreement for reimbursement of expenses and corporate overhead, (ii) fund Quarterly Distributions to the extent permitted by Sections 2.01(c) and 7.08(b) and (c),
(iii) pay fees, costs and expenses owed pursuant to this Agreement and incurred pursuant to the MLP Offering, and (iv) to finance the purchase of the Purchased Assets, including without limitation, the repayment of the Assumed Indebtedness not repaid with the proceeds of the MLP Offering.

         SECTION 6.13 MATERIAL AGREEMENTS. Enforce the obligations of the Martin Parties contained in the indemnification provisions of the Omnibus Agreement, and enforce all other obligations of the Martin Parties contained in the Material Agreements to the same extent as they would enforce similar obligations of unrelated third parties.

         SECTION 6.14 CONCERNING THE VESSELS. The MLP and the Borrower shall, and shall cause each of their Subsidiaries to, at all times operate each Vessel in compliance in all respects with all applicable governmental rules, regulations and requirements pertaining to such Vessels (including, without limitation, all requirements of the Shipping Act of 1916, as amended and in effect, applicable to each U.S. Flag Vessel) and, to the extent required to be classed, in compliance in all respects with all rules, regulations and requirements of the applicable classification society except in such instances in which the failure to so operate could not reasonably be expected to have a Material Adverse Effect. The MLP and the Borrower shall, and shall cause each of their Subsidiaries to, at all times maintain and shall assure that each demise or bareboat charterer of the U.S. Flag Vessels operated and maintained in the coastwise trade of the United States shall maintain, as required, its citizenship of the United States for purposes of operating each of the U.S. Flag Vessels in the coastwise trade in accordance with Section 2 of the Shipping Act of 1916, as amended and in effect, and the regulations thereunder or the citizenship requirements set forth in 46 App. U.S.C.A. Section 883-1. Upon request of the Administrative Agent, the Borrower shall furnish to the Administrative Agent and the Lenders the certificate of each classification society covering each of the U.S. Flag Vessels listed on Schedule 5.21 attached hereto no later than thirty



                                       65
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(30) days after the end of each fiscal year of the MLP. The MLP and the Borrower shall, and shall cause each of their Subsidiaries to, keep each U.S. Flag Vessel registered under the laws of the United States and each Vessel (other than a U.S. Flag Vessel) flagged under the laws of another jurisdiction and shall maintain in full force and effect the Coast Guard Certificate of Inspection (or the equivalent for any Vessel registered under the laws of another jurisdiction) of each Vessel that is in operation and which requires such a certificate and furnish to the Administrative Agent copies of all renewals and extensions thereof.

         SECTION 6.15 GUARANTIES. As an inducement to the Administrative Agent and Lenders to enter into this Agreement, cause each Subsidiary of the Borrower, the MLP and each Subsidiary of the MLP (other than the Borrower) to execute and deliver to the Administrative Agent a Guaranty, each substantially in the form and upon the terms of Exhibit E-1 and Exhibit E-2, respectively, providing for the guaranty of payment and performance of the Obligations. In addition, at the time of the formation or acquisition of any Subsidiary, cause such Subsidiary to execute and deliver to the Administrative Agent (a) a Guaranty substantially in the form and upon the terms of Exhibit E-1, providing for the guaranty of payment and performance of the Obligations, (b) Collateral Documents in form and substance satisfactory to the Administrative Agent creating liens and security interests in all assets and properties of such Subsidiary and in the equity interests in such Subsidiary, and (c) certified copies of such Subsidiary's Organization Documents and opinions of counsel with respect to such Subsidiary and such Guaranty, in substantially the form of Exhibit F-1 hereto, and (d) such other documents and instruments as may be required with respect to such Subsidiary pursuant to Section 6.18.

         SECTION 6.16 COMPANY IDENTITY. The MLP and the Borrower shall do or cause to be done (or refrain from doing or causing to be done, as the case may be) all things necessary to ensure that the separate legal identity of the Borrower, the MLP and, except as permitted by Section 7.06, each of their respective Subsidiaries will at all times be respected and that none of the Borrower, the MLP, or any of their Subsidiaries will be liable for any obligations, contractual or otherwise, of the MLP General Partner, Martin Resource or any other entity in which the MLP General Partner or Martin Resource owns any equity interest, except as permitted by Sections 5.13 and 7.02. Without limiting the foregoing, the MLP and the Borrower will, and will cause each of their respective Subsidiaries to (a) observe all requirements, procedures and formalities necessary or advisable in order that the MLP, the Borrower and each of their respective Subsidiaries will for all purposes be considered validly existing Persons separate and distinct from the MLP General Partner, Martin Resource and their other subsidiaries, (b) not permit any commingling of the assets of the MLP General Partner, Martin Resource or any of their other Subsidiaries with assets of the MLP, the Borrower or any of their respective Subsidiaries which would prevent the assets of the MLP General Partner, Martin Resource or any of their other Subsidiaries from being readily distinguished from the assets of the MLP, the Borrower, and their respective Subsidiaries, and
(c) take reasonable and customary actions to ensure that creditors of the MLP General Partner, Martin Resource, and their other Subsidiaries are aware that each such Person is an entity separate and distinct from the MLP, the Borrower, and their respective Subsidiaries.

         SECTION 6.17 VESSEL MORTGAGES. Within one Business Day of the Closing Date an opinion of Baker Botts L.L.P., counsel to each Loan Party executing a Vessel Mortgage, substantially in the form of Exhibit F-2 hereto. -----------

         SECTION 6.18 FURTHER ASSURANCES; ADDITIONAL COLLATERAL.

         (a) The Borrower and the MLP shall cause the MLP and each Subsidiary of the Borrower and the MLP to take such actions and to execute and deliver such documents and instruments as the Administrative Agent shall require to ensure that the Collateral Agent on behalf of the Lenders shall, at all times, have received currently effective duly executed Loan Documents granting Lien and security



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interest in substantially all of the assets of the MLP and each Subsidiary of the Borrower and the MLP, including (i) at least 80% (based on fair market value) of the Vessels and the other fixed assets, and all accounts receivable, inventory, equipment, general intangibles, and deposit accounts, and (ii) all other material assets and properties of the MLP, the Borrower, and their Subsidiaries including all capital stock, partnership, joint venture, membership interests, or other equity interests, provided, (A) equity interests in CF Martin Sulphur will not be pledged until (1) CF Martin Sulphur Organization Documents no longer prohibit the MLP, the Borrower, or their Subsidiaries from granting a Lien and security interest in equity interests in CF Martin Sulphur or (2) Martin Resource, its Subsidiaries, or Affiliates own all the equity interests in CF Martin Sulphur and CF Martin Sulphur General Partner and (B) general partnership interests in the Borrower shall not be pledged by the Borrower General Partner until (1) such time as the Borrower General Partner Organization Documents no longer prohibit the Borrower General Partner from granting a Lien and security interest in the general partnership interests of the Borrower and (2) such pledge shall not result in any material adverse tax consequences to the MLP or its Subsidiaries.

         (b) In connection with the actions required pursuant to the foregoing subsection (a), the Borrower and the MLP shall cause the MLP and each Subsidiary of the Borrower and the MLP to execute and deliver such stock certificates, blank stock powers, evidence of corporate authorization, opinions of counsel, current valuations, evidence of title, title opinions, title insurance and other documents, and shall use commercially reasonable efforts to obtain landlord and mortgagee waivers and third party consents, as shall be requested by the Administrative Agent, in each case in form and substance satisfactory to the Administrative Agent.

         (c) The Liens required by this Section 6.18 shall be perfected Liens in favor of the Collateral Agent for the benefit of the Lenders, subject in priority to no other Liens except Permitted Liens of the type described in
Section 7.01 (other than Section 7.01(h) and, in the case of the Vessels and other fixed assets required to be pledged pursuant to Section 6.18(a)(i), other than Section 7.01(b), (h), (i), (j), and (k)). If the Administrative Agent shall determine that, as of any date, the Borrower or the MLP shall have failed to comply with this Section 6.18, the Administrative Agent may (and at the direction of the Required Lenders, shall) notify the Borrower in writing of such failure and, within 30 days from and after receipt of such written notice by the Borrower, the Borrower shall execute and deliver to the Administrative Agent supplemental or additional Loan Documents, in form and substance satisfactory to the Administrative Agent and its counsel, securing payment of the Notes and the other Obligations and covering additional assets and properties not then encumbered by any Loan Documents (together with such other information, as may be requested by the Administrative Agent, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent) such that the Administrative Agent shall have received currently effective duly executed and perfected Collateral Documents encumbering substantially all of the assets of the MLP, the Borrower and each of their respective Subsidiaries as required by
Section 6.18(a).

                                  ARTICLE VII.
                               NEGATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligations shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, each of the MLP and the Borrower agree that they shall not, nor shall they permit any of their respective Subsidiaries to, directly or indirectly:

         SECTION 7.01 LIENS. Create, incur, assume or suffer to exist, any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

         (a) Liens pursuant to any Loan Document;



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         (b) (i) Liens existing on the Purchased Assets securing the Assumed
Indebtedness that will be repaid on the date of the initial funding hereunder with the proceeds of the MLP Offering which shall be released upon such Assumed Indebtedness repayment and (ii) Liens existing on the Conditions Effective Date and listed on Schedule 7.01 and any renewals or extensions thereof, provided that the property covered thereby is not increased, the amount of the Indebtedness secured thereby is not increased, and any of the Indebtedness thereby secured is permitted by Section 7.04(e);

         (c) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

         (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than thirty (30) days or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

         (e) pledges or deposits in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

         (f) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case incurred in the ordinary course of business;

         (g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which (i) are described in any title policy delivered with respect to the Collateral, or (ii) do not materially interfere with the ordinary conduct of the business of the applicable Person;

         (h) judgment Liens not giving rise to an Event of Default;

         (i) any Lien existing on any asset (other than stock of a Subsidiary) prior to acquisition thereof by the Borrower or a Subsidiary, and not created in contemplation of such acquisition, provided that (i) no such Lien shall be extended to cover property other than the asset being acquired, and (ii) the Indebtedness thereby secured is permitted by Section 7.04(e);

         (j) Liens securing Capitalized Lease obligations provided that the Indebtedness in respect of such Capitalized Lease is permitted under Section 7.04(e);

         (k) Purchase money Liens upon or in any property acquired by Borrower or any of its Subsidiaries to secure the deferred portion of the purchase price of such property or to secure Indebtedness incurred to finance the acquisition of such property and refinancings, renewals, and extensions of such Liens, provided that (i) no such Lien shall be extended to cover property other than the property being acquired, and (ii) the Indebtedness thereby secured is permitted by Section 7.04(e);

         (l) Liens reserved in or exercisable under any lease or sublease permitted under Section 7.05 to which the Borrower or a Subsidiary is a lessee which secure the payment of rent or compliance with the terms of such lease or sublease; provided, that the rent under such lease or sublease is not then overdue for a period of thirty (30) days;



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         (m) any interest or title of a lessor under any lease permitted under
Section 7.05 entered into by the Borrower or any Subsidiary in the ordinary course of its business and covering only the assets so leased;

         (n) Liens incurred in the ordinary course of business in connection with margin requirements under Swap Contracts not to exceed in the aggregate $250,000 at any time outstanding;

         (o) interests of lessees in leases under which such Person is a lessor, provided such leaseholds are otherwise not prohibited by the terms of this Agreement;

         (p) Liens in favor of collecting or payor banks having a right of setoff, revocation, refund or chargeback with respect to money or instruments of the MLP or any Subsidiary on deposit with or in possession of such bank; and

         (q) Liens represented by the escrow of cash or Cash Equivalents, and the earnings thereon, securing the obligations of the Borrower or any of its Subsidiaries under any agreement to acquire, or pursuant to which it acquired, assets Reinvested in accordance with this Agreement or other assets or property which it is permitted to acquire pursuant to Section 7.02 securing the obligations of the Borrower or any of its Subsidiaries to the seller of the property under any agreement pursuant to which the Borrower or any of its Subsidiaries may acquire assets Reinvested in accordance with this Agreement or other assets or property which the Borrower or its Subsidiaries are permitted to acquire pursuant to Section 7.02.

         SECTION 7.02 INVESTMENTS AND ACQUISITIONS. Make any Acquisitions or make or own any Investments, except:

         (a) Acquisition of assets by the Borrower on the Conditions Effective Date pursuant to the Contribution Agreement;

         (b) Investments existing on the Conditions Effective Date and listed in Section (b) of Schedule 5.13;

         (c) cash or Cash Equivalents;

         (d) Investments constituting Indebtedness permitted under Section 7.04;

         (e) Investments by the MLP in the Borrower;

         (f) Investments by the Borrower and its Subsidiaries in any Subsidiary of the Borrower that, prior to such Investment, is a Guarantor;

         (g) Investments made after the Closing Date in CF Martin Sulphur which do not exceed $2,500,000 in the aggregate; provided, no additional Investments otherwise permitted under this clause (g) shall be permitted to be made at any time a Default or Event of Default has occurred and is continuing;

         (h) trade accounts receivable which are for goods furnished or services rendered in the ordinary course of business;

         (i) Permitted Acquisitions by the Borrower or its Subsidiaries;



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         (j) Investments received in satisfaction or partial satisfaction of accounts receivable from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

         (k) Guaranty Obligations permitted by Section 7.04; and


         (l) Investments resulting from transactions permitted by Section 7.06.

         SECTION 7.03 HEDGING AGREEMENTS. Enter into any Swap Contracts other than in the ordinary course of business for the purpose of protecting against fluctuations in interest rates, commodity prices, or foreign exchange rates and not for purposes of speculation, provided that the Swap Contract shall not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party.

         SECTION 7.04 INDEBTEDNESS. Create, incur, or assume any Indebtedness except:

         (a) Indebtedness incurred pursuant to the Loan Documents;

         (b) Indebtedness owed by a Subsidiary to the Borrower or to a Wholly-Owned Subsidiary or by the Borrower to a Guarantor, provided, that, to the extent such Indebtedness is evidenced by a promissory note, such note shall be pledged to secure the Obligations and is in the possession of the Collateral Agent;

         (c) Other Indebtedness of the Borrower and the MLP ("Subordinated Indebtedness") which Subordinated Indebtedness shall be subordinated to the Obligations pursuant to a subordination agreement containing terms in form and substance satisfactory to the Administrative Agent and the Majority Lenders (a "Subordination Agreement"), provided that such Subordinated Indebtedness shall bear a market rate of interest, shall not require any payment of principal earlier than six (6) months after the Stated Maturity Date, and the Net Cash Proceeds thereof shall be used to prepay the Loans and reduce the Commitments pursuant to Section 2.04(b);

         (d) obligations (contingent or otherwise) of the Borrower, the MLP or any Subsidiary existing or arising under any Swap Contract to the extent permitted by Section 7.03; and

         (e) Other Indebtedness of the MLP, the Borrower and their respective Subsidiaries not to exceed $5,000,000 in aggregate principal amount outstanding at any time.

Provided, that if any Indebtedness is incurred pursuant to this Section 7.04, both before and after such Indebtedness is created, incurred or assumed, no Default or Event of Default shall exist.

         SECTION 7.05 LEASE OBLIGATIONS. Create or suffer to exist any obligations for the payment of rent by such Person as lessee for any property under lease or agreement to lease (other than those constituting Synthetic Lease Obligations or Capital Leases), except for operating leases entered into or assumed by the Borrower or any Subsidiary in the ordinary course of business, provided that, such operating leases will not require the payment of an aggregate amount of annual payments in excess of $5,000,000.

         SECTION 7.06 FUNDAMENTAL CHANGES. Merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default or Event of Default exists or would result therefrom:



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         (a) any Person may merge into the Borrower provided that the Borrower is the surviving entity and the requirements set forth in the definition of Permitted Acquisition (other than clause (a)) with respect to Investments are satisfied;

         (b) any Subsidiary may merge with (i) the Borrower, provided that the Borrower shall be the continuing or surviving Person, or (ii) any one or more Subsidiaries, provided that when any Wholly-Owned Subsidiary is merging with another Subsidiary, a Wholly-Owned Subsidiary shall be the continuing or surviving Person;

         (c) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Borrower or to another Subsidiary; provided that if the seller in such a transaction is a Wholly-Owned Subsidiary, then the purchaser must also be the Borrower or a Wholly-Owned Subsidiary;

         (d) any Person (other than the Borrower or a Subsidiary of the Borrower) may merge into any Subsidiary provided that such Subsidiary is the surviving entity and the requirements set forth in the definition of Permitted Acquisition with respect to Investments are satisfied; and

         (e) the Borrower and each Subsidiary may make Dispositions permitted by
Section 7.07.

         SECTION 7.07 DISPOSITIONS. Make any Disposition or enter into any agreement to make any Disposition, except:

         (a) Dispositions by the Borrower or its Subsidiaries of inventory or obsolete equipment in the ordinary course of business;

         (b) Dispositions by any Subsidiary to the Borrower, or by any Subsidiary or by the Borrower, to a Wholly-Owned Subsidiary that is a Guarantor;

         (c) Dispositions of the Maricopa, Arizona Fertilizer Plant; or

         (d) other Dispositions for fair market value, provided no Default or Event of Default then exists or arises as a result thereof, provided that if a prepayment is required by Section 2.04(b)(i), the Borrower shall make such prepayment in accordance with such Section.

         SECTION 7.08 RESTRICTED PAYMENTS; DISTRIBUTIONS AND REDEMPTIONS. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

         (a) each Subsidiary may make Restricted Payments to the Borrower and to Wholly-Owned Subsidiaries of the Borrower (and, in the case of a Restricted Payment by a non-wholly-owned Subsidiary, to the Borrower and any Subsidiary and to each owner of capital stock or other equity interest of such Subsidiary on a pro rata basis based on their relative ownership interests);

         (b) the Borrower may declare and make Quarterly Distributions of Available Cash as defined in the Limited Partnership Agreement (Borrower) as in effect on the Closing Date (including, without limitation, distributions of the proceeds of Distribution Loans) to the extent such Quarterly Distributions are made in accordance with the Limited Partnership Agreement (Borrower); provided, that at the time each such Quarterly Distribution is made no Default or Event of Default exists or would result therefrom;

         (c) the MLP may (i) declare and make Quarterly Distributions of Available Cash as defined in the Limited Partnership Agreement (MLP) as in effect on the Closing Date (including, without



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limitation, distributions of the proceeds of Distribution Loans) to the extent such Quarterly Distributions are made in accordance with the Limited Partnership Agreement (MLP) and (ii) purchase units under and in accordance with any MLP Long-Term Incentive Plan (as defined in the Limited Partnership Agreement
(MLP)); provided, that at the time each such Quarterly Distribution or purchase is made no Default or Event of Default exists or would result therefrom; and

         (d) the MLP may declare and make dividend payments or other distributions payable solely in common units.

         SECTION 7.09 ERISA. At any time engage in a transaction which could be subject to Section 4069 or 4212(c) of ERISA, or permit any Plan maintained by a Company to (a) engage in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code); (b) fail to comply with ERISA or any other applicable Laws; or (c) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), which, with respect to each event listed above, could be reasonably expected to have a Material Adverse Effect.

         SECTION 7.10 NATURE OF BUSINESS; CAPITAL EXPENDITURES. Engage in any line of business other than the Midstream Business, or make any Capital Expenditures or Acquisitions or Investments permitted by Section 7.02 except in connection with the Midstream Business. The MLP may not engage in any business other than ownership of the Borrower and the operation of the MLP.

         SECTION 7.11 TRANSACTIONS WITH AFFILIATES. Sell, lease, or otherwise transfer any property or assets to, or purchase, lease, or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business and upon fair and reasonable terms no less favorable to the Borrower, the MLP, or such Subsidiary than such Person could obtain in a comparable arm's length transaction with a Person not an Affiliate of the Borrower, the MLP, or such Subsidiary, (b) transactions among the Borrower Affiliates, (c) any Restricted Payment permitted by Section 7.08, or (d) transactions pursuant to the agreements described in clauses (a) through (p) of the definition of Material Agreements, which agreements in the opinion of the Borrower when taken as a whole are fair and reasonable to the Borrower, the MLP, and their Subsidiaries.

         SECTION 7.12 BURDENSOME AGREEMENTS. Enter into any Contractual Obligation that limits the ability of any Subsidiary to make Restricted Payments to the Borrower or to otherwise transfer property to the Borrower; provided that the foregoing shall not apply to restrictions and conditions (i) imposed by law or by any Loan Document, (ii) existing on the date hereof identified on Schedule
7.01 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) contained in agreements relating to a Disposition to a Person who is not an Affiliate of the MLP or any of its Subsidiaries pending such Disposition, provided such restrictions and conditions apply only to the property or assets to be subject to such Disposition and such Disposition is permitted hereunder,
(iv) imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) customary provisions in leases and other contracts restricting the assignment thereof.

         SECTION 7.13 USE OF PROCEEDS. Use the proceeds of any Loan for purposes other than those permitted by Section 6.12, or use the proceeds of any Loan, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the Board) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

         SECTION 7.14 AMENDMENTS TO MATERIAL AGREEMENTS; AMENDMENT TO OMNIBUS AGREEMENT ADMINISTRATIVE FEE. Permit any amendment to any Borrower Operating Agreement or any Material



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Agreement, if such amendment could reasonably be expected to have a Material
Adverse Effect. Without limiting the foregoing, no amendment shall be made to the Omnibus Agreement that shall increase the annual $1,000,000 administrative fee paid to Martin Resource (other than (i) adjustments approved by the Conflicts Committee (as defined in the Limited Partnership Agreement (MLP)) to account for adjustments in the nature of the services provided by Martin Resource and/or its Affiliates as a result of acquisitions by the MLP and its Subsidiaries or other expansions of the business of the MLP and its Subsidiaries and (ii) inflation adjustments made pursuant to the terms of the Omnibus Agreement as in effect on the Closing Date).

         SECTION 7.15 FINANCIAL COVENANTS.

         (a) Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the end of any fiscal quarter to be less than the ratio of 3.0 to 1.0.

         (b) Leverage Ratio. Permit the Leverage Ratio at any time to be greater than the ratio of 3.5 to 1.0.

         (c) Minimum Net Worth. Permit the Net Worth at any time to be less than $40,000,000.

         (d) Current Ratio. Permit the Current Ratio as of the end of any fiscal quarter to be less than the ratio of 1.10 to 1.00.

         (e) Fixed Asset Coverage. Permit at any time the orderly liquidation value of the Fixed Assets subject to the Collateral Documents as set forth in the most current Appraisal delivered to the Administrative Agent pursuant to
Section 6.02(d) (the "OLV" which value shall be net of any Indebtedness (other than the Obligations) secured by a Lien on the applicable assets) to be less than 200% of the sum of Acquisition/Term Outstandings. As used in this Section, "Acquisition/Term Outstandings" at any time means the sum of (i) the Term Loan Principal Debt and (ii) Revolver Principal Debt outstanding at such time under the Acquisition Subfacility. If on any date such OLV is less than 200% of the Acquisition/Term Outstandings, then the Borrower shall, as soon as possible, but in any event within thirty (30) days make a mandatory payment of Committed Loans in an amount sufficient to cause a reduction of the Acquisition/Term Outstandings such that the OLV is equal to or greater than 200% of the Acquisition/Term Outstandings.

         (f) Adjustments for Acquisitions. For purposes of calculating the Interest Coverage Ratio and the Leverage Ratio, Consolidated EBITDA and Consolidated Interest Charges shall be adjusted on a pro forma basis (in a manner acceptable to the Administrative Agent if unaudited or by an independent certified public accountant of nationally recognized standing acceptable to the Administrative Agent) for any Person or assets sold or acquired and any Indebtedness incurred or assumed after the beginning of any four-fiscal quarter period being measured with respect to such ratios as if such assets had been sold or acquired at the beginning of such four-fiscal quarter period.

         SECTION 7.16 CAPITAL EXPENDITURES. Permit (a) annual capital expenditures of the MLP, the Borrower, and their Subsidiaries to exceed the sum of $10,000,000 and the Additional Amount and (b) capital expenditures to be used for purposes other than those related to the Midstream Business. For purposes of this Section 7.16, "Additional Amount" shall mean, for any fiscal year of the MLP, the Borrower, and their Subsidiaries, an amount of capital expenditures equal to $10,000,000 less capital expenditures made for the previous fiscal year (capital expenditures for the previous fiscal year shall not include any portion of the Additional Amount calculated for the previous fiscal year).



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         SECTION 7.17 SUBORDINATED INDEBTEDNESS. Neither the Borrower nor the
MLP will amend documents governing Subordinated Indebtedness unless approved in writing by the Required Lenders. The Borrower shall not make any payments of interest or any other amounts in respect of the Subordinated Indebtedness if a Default or Event of Default shall have occurred and be continuing or would result from such payment. The Borrower will not repay any principal, interest or other indebtedness in respect of the Subordinated Indebtedness, or make any redemption or acquisition for value or defeasance, refinancing or exchange thereof or therefore, or make any payments in contravention of the applicable Subordination Agreement.

                                  ARTICLE VIII.
                         EVENTS OF DEFAULT AND REMEDIES

         SECTION 8.01 EVENTS OF DEFAULT. Any of the following shall constitute an Event of Default:

         (a) Non-Payment. The Borrower fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation or
(ii) within five (5) Business Days after the same becomes due, any interest on any Loan, any L/C Obligation, any commitment or other fee due hereunder, or any other amount payable hereunder or under any other Loan Document; or

         (b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a), 6.05 (with respect to the MLP's and the Borrower's existence), 6.12, or Article VII; or

         (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after the earlier of (i) the date notice has been given to the Borrower by the Administrative Agent or a Lender or (ii) the date a Responsible Officer knew or reasonably should have known of such Default; or

         (d) Representations and Warranties. Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith proves to have been incorrect in any material respect when made or deemed made; or

         (e) Cross-Default. (i) The Borrower or any other Loan Party (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guaranty Obligation (other than Indebtedness under Swap Contracts) having an aggregate principal amount (or, in the case of a Capitalized Lease or a Synthetic Lease Obligation, Attributable Indebtedness) (including undrawn or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than (individually or collectively) $3,500,000, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guaranty Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness, the lessor under such Synthetic Lease Obligation or the beneficiary or beneficiaries of such Guaranty Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased or redeemed (automatically or otherwise) prior to its stated maturity, or such Guaranty Obligation to become payable or cash collateral in respect thereof to be demanded; or (ii) (A) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from any event of default under such Swap Contract as to which the Borrower or any other Loan Party is the Defaulting Party (as defined in such Swap Contract)



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and the Swap Termination Value owed by the Borrower or any other Loan Party as a result thereof is greater than (individually or collectively) $3,500,000, or (B) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from any Termination Event (as so defined) under such Swap Contract as to which the Borrower or any other Loan Party is an Affected Party (as so defined) and the Swap Termination Value owed by the Borrower and other Loan Party as a result thereof is greater than (individually or collectively) $3,500,000 and such amount is not paid when due under such Swap Contract, or (iii) there occurs an Event of Default (as such term is defined in any Collateral Document); or

         (f) Insolvency Proceedings, Etc. (i) (A) The Borrower or any Borrower Affiliate or CF Martin Sulphur or CF Martin Sulphur General Partner institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, or similar officer for it or for all or any material part of its property or takes any action to effect any of the foregoing; or (B) any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or (C) any proceeding under any Debtor Relief Law relating to any such Person or to all or any part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; (ii) (A) Martin Resource institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property or takes any action to effect any of the foregoing; or (B) any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or (C) any proceeding under any Debtor Relief Law relating to any such Person or to all or any part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding provided, in the case of any event described in this clause (ii), that such event could reasonably be expected to have a Material Adverse Effect; or

         (g) Inability to Pay Debts; Attachment. (i) The Borrower or any Borrower Affiliate, CF Martin Sulphur, CF Martin Sulphur General Partner, or any of their respective Subsidiaries becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against property which is a material part of the property of the Borrower and its Subsidiaries taken as a whole, and is not released, vacated or fully bonded within 45 days after its issue or levy; or

         (h) Judgments. (i) There is entered against the Borrower or any other Loan Party (other than the MLP General Partner) or (A) a final judgment or order for the payment of money in an aggregate amount exceeding (individually or collectively) $3,500,000 (to the extent not covered by third-party insurance as to which the insurer does not dispute coverage), or (B) any non-monetary final judgment that has or could reasonably be expected to have a Material Adverse Effect and, in either case, (1) enforcement proceedings are commenced by any creditor upon such judgment or order, or (2) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; (ii) there is entered against Martin Resource (A) a final judgment or order for the payment of money that could reasonably be expected to have a Material Adverse Effect or (B) any non-monetary final judgment that has or could reasonably be expected to have a Material Adverse Effect and, in either case, (1) enforcement proceedings are commenced by any creditor upon such judgment or order, or (2) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or



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         (i) ERISA. (i) If the Borrower, any other Loan Party or any of their
ERISA Affiliates maintains any Pension Plan or any Multiemployer Plan, an ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower or any other Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $3,500,000, or (ii) if there is any Multiemployer Plan, the Borrower, any other Loan Party or any ERISA Affiliate thereof fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $3,500,000; or

         (j) Invalidity of Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of all the Lenders or termination of all Commitments and satisfaction in full of all the Obligations, ceases to be in full force and effect, or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any material respect; or any Loan Party denies that it has any or further liability or obligation under any Loan Document (except for a Loan Party released therefrom pursuant to a Disposition or other transaction permitted hereunder), or purports to revoke, terminate or rescind any Loan Document; or

         (k) Change of Control. There occurs any Change of Control; or

         (l) Dissolution. The Borrower or any Borrower Affiliate shall dissolve, liquidate, or otherwise terminate its existence, except as permitted in Section 7.06; or

         (m) Material Agreements. (i) Termination of any Material Agreement or any material provision of any of the foregoing if such termination could reasonably be expected to have a Material Adverse Effect and such agreement or provision is not replaced (prior to such cessation) in a manner that will prevent such Material Adverse Effect; (ii) default by any Person in the performance or observance of any material term of any Material Agreement which is not cured within the applicable cure period specified in such Material Agreement, if such default could reasonably be expected to have a Material Adverse Effect; or (iii) any Unauthorized Assignment shall occur; or

         (n) Collateral; Impairment of Security, etc. (i) Any provision of any Loan Document shall for any reason cease to be valid and binding on or enforceable against a Loan Party or any Loan Party shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or (ii) any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected and first priority security interest subject to Permitted Liens; or
(iii) any provision of a Subordination Agreement shall cease to be effective or shall not be enforceable, or any holder of Subordinated Indebtedness shall seek to invalidate any provision of a Subordination Agreement; or

         (o) Investment Reduction Event. There occurs any Investment Reduction Event.

         SECTION 8.02 REMEDIES UPON EVENT OF DEFAULT. If any Event of Default occurs, the Administrative Agent:

         (a) (i) shall, at the request of, or may, with the consent of the Required Term Lenders, declare the commitment of each Term Lender to make Loans under the Term Loan Facility to be terminated, whereupon such commitments shall be terminated; and (ii) shall, at the request of, or may, with the consent of the Required Revolver Lenders declare the commitment of each Revolver Lender to



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make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligations shall be terminated;

         (b) shall, at the request of, or may, with the consent of the Required Lenders, declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby expressly waived by the Borrower;

         (c) shall, at the request of, or may, with the consent of the Required Lenders, declare that an amount equal to the then Outstanding Amount of all L/C Obligations be immediately due and payable by the Borrower, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby expressly waived by the Borrower, and require that the Borrower deliver such payments to the Administrative Agent to Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

         (d) shall, at the request of, or may, with the consent of the Required Lenders, exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event specified in subsection
(f)(i) of Section 8.01, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and an amount equal to the then Outstanding Amount of all L/C Obligations shall be deemed to be forthwith due and owing by the Borrower to the L/C Issuer and the Lenders as of the date of such occurrence and the Borrower's obligation to pay such amounts shall be absolute and unconditional, without regard to whether any beneficiary of any such Letter of Credit has attempted to draw down all or a portion of such amount under the terms of a Letter of Credit and, to the fullest extent permitted by applicable law, shall not be subject to any defense or be affected by a right of set-off, counterclaim or recoupment which the Borrower may now or hereafter have against any such beneficiary, the L/C Issuer, the Administrative Agent, the Lenders or any other Person for any reason whatsoever. Such payments shall be delivered to and held by the Collateral Agent as cash collateral securing the L/C Obligations.

                                   ARTICLE IX.
                                     AGENTS

         SECTION 9.01 APPOINTMENT AND AUTHORIZATION OF ADMINISTRATIVE AGENT AND COLLATERAL AGENT; LENDER HEDGING AGREEMENTS.

         (a) Each Lender hereby irrevocably (subject to Section 9.10) appoints, designates and authorizes each of the Administrative Agent and the Collateral Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, neither the Administrative Agent nor the Collateral Agent shall have any duties or responsibilities, except those expressly set forth herein, nor shall either the Administrative Agent or the Collateral Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent or the Collateral Agent. Without



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limiting the generality of the foregoing sentence, the use of the term "agent"
herein and in the other Loan Documents with reference to the Administrative Agent or the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         (b) The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time (and except for so long) as the Administrative Agent may agree at the request of the Required Lenders to act for the L/C Issuer with respect thereto; provided, however, that the L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent" as used in this Article IX included the L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the L/C Issuer.

         (c) To the extent any Lender or any Affiliate of a Lender is a party to a Lender Hedging Agreement and accepts the benefits of the Liens in the Collateral arising pursuant to the Collateral Documents, such Lender (for itself and on behalf of any such Affiliates) shall be deemed (i) to appoint Royal Bank, as its nominee and agent, to act for and on behalf of such Lender or Affiliate thereof in connection with the Collateral Documents and (ii) to be bound by the terms of this Article IX.

         SECTION 9.02 DELEGATION OF DUTIES. Either the Administrative Agent or the Collateral Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. Neither the Administrative Agent nor the Collateral Agent shall be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

         SECTION 9.03 DEFAULT; MASTER CONSENT TO ASSIGNMENT.

         (a) Upon the occurrence and continuance of a Default or Event of Default, the Lenders agree to promptly confer in order that Required Lenders or the Lenders, as the case may be, may agree upon a course of action for the enforcement of the rights of the Lenders; and the Administrative Agent and the Collateral Agent shall be entitled to refrain from taking any action (without incurring any liability to any Person for so refraining) unless and until the Administrative Agent or the Collateral Agent, as appropriate, shall have received instructions from Required Lenders. All rights of action under the Loan Documents and all right to the Collateral, if any, hereunder may be enforced by the Administrative Agent and the Collateral Agent and any suit or proceeding instituted by the Administrative Agent or the Collateral Agent in furtherance of such enforcement shall be brought in its name as the Administrative Agent or the Collateral Agent, as applicable, without the necessity of joining as plaintiffs or defendants any other Lender, and the recovery of any judgment shall be for the benefit of the Lenders (and, with respect to Lender Hedging Agreements, Affiliates, if applicable) subject to the expenses of the Administrative Agent and/or the Collateral Agent. In actions with respect to any property of the Borrower or any other Obligor, each of the Administrative Agent and the Collateral Agent is acting for the ratable benefit of each Lender (and, with respect to Lender Hedging Agreement, Affiliates, if applicable). Any and all agreements to subordinate (whether made heretofore or hereafter) other indebtedness or obligations of Borrower to the Obligation shall be construed as being for the ratable benefit of each Lender (and, with respect to Lender Hedging Agreement, Affiliates, if applicable).



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         (b) Each Lender authorizes and directs the Administrative Agent and the
Collateral Agent to enter into the Collateral Documents on behalf of and for the benefit of the Lenders (and, with respect to Lender Hedging Agreement, Affiliates, if applicable).

         (c) Except to the extent unanimity (or other percentage set forth in Section 10.1) is required hereunder, each Lender agrees that any action taken by the Required Lenders in accordance with the provisions of the Loan Documents, and the exercise by the Required Lenders of the power set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders.

         (d) Each of the Administrative Agent and the Collateral Agent is hereby authorized on behalf of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time to take any action with respect to any Collateral or Collateral Documents which may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to the Collateral Documents.

         (e) Neither the Administrative Agent nor the Collateral Agent shall have any obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by any Obligor or is cared for, protected, or insured or has been encumbered or that the Liens granted to the Administrative Agent or the Collateral Agent herein or pursuant thereto have been properly or sufficiently or lawfully created, perfected, protected, or enforced, or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the Rights granted or available to the Administrative Agent or the Collateral Agent in this Section 9.03 or in any of the Collateral Documents; it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, the Administrative Agent or the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Administrative Agent's or the Collateral Agent's own interest in the Collateral as one of the Lenders and that neither the Administrative Agent nor the Collateral Agent shall have any duty or liability whatsoever to any Lender, other than to act without gross negligence or willful misconduct.

         (f) The Lenders hereby irrevocably authorize each of the Administrative Agent and the Collateral Agent, at its option and discretion, to release any Lien granted to or held by the Administrative Agent or the Collateral Agent upon any Collateral: (i) constituting property in which no Obligor owned an interest at the time the Lien was granted or at any time thereafter; (ii) constituting property leased to an Obligor under a lease which has expired or been terminated in a transaction permitted under the Loan Document or is about to expire and which has not been, and is not intended by such Obligor to be, renewed; and
(iii) consisting of an instrument evidencing Indebtedness pledged to the Administrative Agent or the Collateral Agent (for the benefit of the Lenders), if the Indebtedness evidenced thereby has been paid in full. In addition, the Lenders irrevocably authorize the Administrative Agent and the Collateral Agent to release Liens upon Collateral as contemplated in Section 10.01(c) or (d), or if approved, authorized, or ratified in writing by the requisite Lenders. Upon request by the Administrative Agent and/or the Collateral Agent at any time, the Lenders will confirm in writing the Administrative Agent's and/or the Collateral Agent's authority to release particular types or items of Collateral pursuant to this Section 9.03.

         (g) In furtherance of the authorizations set forth in this Section 9.03, each Lender hereby irrevocably appoints each of the Administrative Agent and the Collateral Agent its attorney-in-fact, with full power of substitution, for and on behalf of and in the name of each such Lender, (i) to enter into Collateral Documents (including, without limitation, any appointments of substitute trustees under any Collateral Documents), (ii) to take action with respect to the Collateral and Collateral Documents to perfect, maintain, and preserve the Liens securing the Obligations, and (iii) to execute instruments of



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release or to take other action necessary to release Liens upon any Collateral to the extent authorized in paragraph (f) hereof. This power of attorney shall be liberally, not restrictively, construed so as to give the greatest latitude to the Administrative Agent's and the Collateral Agent's power, as attorney, relative to the Collateral matters described in this Section 9.03. The respective powers and authorities herein conferred on the Administrative Agent and the Collateral Agent may be exercised by each of the Administrative Agent and/or the Collateral Agent through any Person who, at the time of the execution of a particular instrument, is an officer of such agent. The power of attorney conferred by this Section 9.03(g) is granted for valuable consideration and is coupled with an interest and is irrevocable so long as the Obligations, or any part thereof, shall remain unpaid or the Lenders are obligated to make any Borrowings under the Loan Documents.

         SECTION 9.04 LIABILITY OF ADMINISTRATIVE AGENT. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, or to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

         SECTION 9.05 RELIANCE BY ADMINISTRATIVE AGENT.

         (a) Each of the Administrative Agent and the Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent or the Collateral Agent. Each of the Administrative Agent and the Collateral Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each of the Administrative Agent and the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or all the Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and participants. Where this Agreement expressly permits or prohibits an action unless the Required Lenders otherwise determine, the Administrative Agent and/or the Collateral Agent shall, and in all other instances, the Administrative Agent and/or the Collateral Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders.



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         (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has funded its Pro Rata Share of the Borrowing(s) on the Conditions Effective Date (or, if there is no Borrowing made on such date, each Lender other than Lenders who gave written objection to the Administrative Agent prior to such date) shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender.

         SECTION 9.06 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be directed by the Required Lenders in accordance with
Article VIII; provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

         SECTION 9.07 CREDIT DECISION; DISCLOSURE OF INFORMATION BY ADMINISTRATIVE AGENT. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent or the Collateral Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent and the Collateral Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent or the Collateral Agent herein, neither the Administrative Agent nor the Collateral Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

         SECTION 9.08 INDEMNIFICATION OF ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified



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Liabilities resulting from such Person's gross negligence or willful misconduct;
provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse each of the Administrative Agent and the Collateral Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by each of the Administrative Agent and each of the Collateral Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent and/or the Collateral Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive termination of the Commitments, the payment of all Obligations hereunder and the resignation or replacement of the Administrative Agent and/or the Collateral Agent.

         SECTION 9.09 ADMINISTRATIVE AGENT AND COLLATERAL AGENT IN THEIR INDIVIDUAL CAPACITIES. Royal Bank and its Affiliates may make loans to, accept deposits from, acquire equity interests in (any equity interests acquired shall be held by a Royal Bank Affiliate) and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though Royal Bank were not the Administrative Agent, the Collateral Agent, or the L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Royal Bank or its Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that neither the Administrative Agent nor the Collateral Agent shall be under no obligation to provide such information to them. With respect to its Loans, Royal Bank shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent, the Collateral Agent, or the L/C Issuer, and the terms "Lender" and "Lenders" include Royal Bank in its individual capacity.

         SECTION 9.10 SUCCESSOR AGENTS.

         (a) The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders with a copy of such notice to the Borrower. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default. If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor administrative agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article IX and Sections 10.03 and
10.13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.



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         (b) The Collateral Agent may resign as Collateral Agent upon 30 days'
notice to the Lenders with a copy of such notice to the Borrower. If the Collateral Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor collateral agent for the Lenders which successor collateral agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default. If no successor collateral agent is appointed prior to the effective date of the resignation of the Collateral Agent, the Collateral Agent may appoint, after consulting with the Lenders and the Borrower, a successor collateral agent from among the Lenders. Upon the acceptance of its appointment as successor collateral agent hereunder, such successor collateral agent shall succeed to all the rights, powers and duties of the retiring Collateral Agent and the term "Collateral Agent" shall mean such successor collateral agent and the retiring Collateral Agent's appointment, powers and duties as Collateral Agent shall be terminated. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, the provisions of this Article IX and Sections 10.03 and 10.13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement. If no successor collateral agent has accepted appointment as Collateral Agent by the date which is thirty (30) days following a retiring Collateral Agent's notice of resignation, the retiring Collateral Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Collateral Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

         (c) If the Collateral Agent deems it necessary or advisable to appoint a substitute Collateral Agent that qualifies as citizen of the United States under Section 2 of the Shipping Act of 1916, as amended and then in effect, then the Collateral Agent shall appoint a substitute Collateral Agent. Each Lender that qualifies to serve as Collateral Agent pursuant to this Section 9.12 agrees to accept appointment as Collateral Agent.

         SECTION 9.11 OTHER AGENTS; LEAD MANAGERS. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a "co-agent," any other type of agent (other than the Administrative Agent and the Collateral Agent), "lead arranger," or "book runner" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   ARTICLE X.
                                  MISCELLANEOUS

         SECTION 10.01 AMENDMENTS, RELEASE OF COLLATERAL, ETC.

         (a) No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall, unless in writing and signed by each of the Lenders directly affected thereby and by the Borrower, and acknowledged by the Administrative Agent, do any of the following:

                  (i) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02);



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                  (ii) postpone any date fixed by this Agreement or any other
         Loan Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

                  (iii) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing or (subject to clause
         (ii) of the proviso below) any fees or other amounts payable hereunder or under any other Loan Document, provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of "Default Rate" or to waive any obligation of the Borrower to pay interest at the Default Rate;

                  (iv) change the percentage of the Aggregate Commitments or of the aggregate unpaid principal amount of the Loans and L/C Obligations which is required for the Lenders or any of them to take any action hereunder;

                  (v) change the Pro Rata Share of any Lender;

                  (vi) Release a material amount of Collateral or release any Guarantor from a Guaranty (except as otherwise permitted under this Section 10.01);

                  (vii) amend this Section, or Section 2.12, or any provision herein providing for unanimous consent or other action by all the Lenders; or

                  (viii) change the allocation of payments between the Revolver Facility and the Term Loan Facility.

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iii) the Agent/Arranger Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, any Lender that has failed to fund any portion of the Loans or participation in L/C Obligations required to be funded by it hereunder shall not have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Pro Rata Share of such Lender may not be increased without the consent of such Lender, and (iv) no amendment, waiver, or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement.

         (b) Any amendment to any Loan Document which purports to (i) decrease the amount of any mandatory prepayment or commitment reduction required by
Section 2.04 or (ii) change this Section 10.01(b), must be by an instrument in writing executed by Borrower, the Administrative Agent, the Required Revolver Lenders, and the Required Term Lenders.

         (c) Upon any sale, transfer, or disposition of Collateral which is permitted pursuant to the Loan Documents, and upon ten (10) Business Days' prior written request by the Borrower (which request must be accompanied by (i) true and correct copies of all material documents of transfer or disposition, including any contract of sale, (ii) a preliminary closing statement and instructions to the title company, if any, (iii) all requested release instruments in form and substance satisfactory to the Administrative Agent) and
(iv) if required, written consent of the requisite Lenders, the Administrative Agent (or the Collateral



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Agent, as applicable) shall (and is hereby irrevocably authorized by the Lenders
to) execute such documents as may be necessary to evidence the release of Liens granted to the Collateral Agent for the benefit of the Lenders pursuant hereto in such Collateral. Neither the Administrative Agent nor the Collateral Agent shall be required to execute any release instruments on terms which, in the Administrative Agent's or the Collateral Agent's opinion, would expose the Administrative Agent or the Collateral Agent to liability or create any obligation or entail any consequence other than the release of liens without recourse or warranty. No such release shall impair the Administrative Agent's or the Collateral Agent's lien on the proceeds of sale of such Collateral.

         (d) If all outstanding Loans and other Obligations have been indefeasibly paid in full and the Commitments have terminated or have been reduced to zero, and, subject to Section 10.01(e) all Lender Hedging Agreement have terminated, each of the Administrative Agent and the Collateral Agent agrees to, and the Lenders hereby instruct the Administrative Agent or the Collateral Agent, as applicable, to, at the Borrower's expense, execute such releases of the Collateral Documents as the Borrower shall reasonably request and this Agreement shall be deemed terminated except that such termination shall not relieve the Borrower of any obligation to make any payments to the Administrative Agent, the Collateral Agent, or any Lender required by any Loan Document to the extent accruing, or relating to an event occurring, prior to such termination.

         (e) Notwithstanding any provision herein to the contrary, if the Commitments have been terminated, and the only outstanding Obligations are amounts owed pursuant to one or more Lender Hedging Agreements, the Administrative Agent or the Collateral Agent, as applicable, will, and is hereby authorized to, (A) release the Liens created under the Loan Documents and (B) release all Guaranties of the Borrower, provided, that contemporaneously with such release, (i) the Borrower (and, if applicable, the Subsidiary that is a party to such Lender Hedging Agreements) (A) executes a margin agreement in form and substance acceptable to such Lender(s) (or its Affiliates) that are parties to such Lender Hedging Agreements (the "Lender Counterparties") and (B), if required, provides collateral in the form of cash or a letter of credit having an aggregate value acceptable to such Lender Counterparties, and (ii) if such Lender Hedging Agreement is executed by a Subsidiary of the Borrower and the Borrower and the MLP are not parties thereto, the Borrower and the MLP execute a guaranty covering such Subsidiary's obligations thereunder, such guaranty to be in form and substance satisfactory to the Lender Counterparties. Any release under this Section 10.01(e) must be in writing and signed by the Administrative Agent.

         SECTION 10.02 NOTICES AND OTHER COMMUNICATIONS; FACSIMILE COPIES.

         (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder and under the other Loan Documents shall be in writing (including by facsimile transmission) and mailed, faxed or delivered, to the address, facsimile number or (subject to subsection
(c) below) electronic mail address specified for notices on Schedule 10.02 (for the Borrower, any Guarantor, the Administrative Agent, and the Collateral Agent) or on the Administrative Questionnaire (for the other Lenders); or, in the case of the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Swing Line Lender, or the L/C Issuer, to such other address as shall be designated by such party in a notice to the other parties, and in the case of any other party, to such other address as shall be designated by such party in a notice to the Borrower, the Administrative Agent, the Collateral Agent, the Swing Line Lender, and the L/C Issuer. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the intended recipient and (ii) (A) if delivered by hand or by courier, when signed for by the intended recipient; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; provided,



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however, that notices and other communications to the Administrative Agent or the L/C Issuer pursuant to Article II shall not be effective until actually received by such Person. Any notice or other communication permitted to be given, made or confirmed by telephone hereunder shall be given, made or confirmed by means of a telephone call to the intended recipient at the number specified in accordance with this Section, it being understood and agreed that a voicemail message shall in no event be effective as a notice, communication or confirmation hereunder.

         (b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, the Administrative Agent, the Collateral Agent, and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

         (c) Limited Use of Electronic Mail. Electronic mail and internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Loan Documents for execution by the parties thereto, and shall not be recognized hereunder for any other purpose.

         (d) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

         SECTION 10.03 NO WAIVER; CUMULATIVE REMEDIES. No failure by any Lender, the Administrative Agent, or the Collateral Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein or therein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         SECTION 10.04 ATTORNEY COSTS; EXPENSES AND TAXES. The Borrower agrees
(a) to pay or reimburse the Administrative Agent and the Collateral Agent for all costs and expenses incurred in connection with the development, preparation, negotiation, syndication, administration and execution of this Agreement and the other Loan Documents, including the filing, recording, refiling or rerecording of any Mortgage, any pledge agreement and any Security Agreement and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of any mortgage, any pledge agreement or any security agreement, and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs, and (b) to pay or reimburse the Administrative Agent, the Collateral Agent, and each



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Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any workout or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief
Law), including all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, and the cost of independent public accountants and other outside experts retained by the Administrative Agent, the Collateral Agent, or any Lender. The agreements in this Section shall survive the termination of the Commitments and repayment of all the other Obligations.

         SECTION 10.05 INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, each of the Borrower, the MLP, and each other Guarantor (by execution of a Guaranty), jointly and severally, agrees to indemnify, save and hold harmless each Agent-Related Person, each Co-Agent Related Person, each Arranger, each Lender, the Swing Line Lender, the L/C Issuer and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against:
(a) any and all claims, demands, actions or causes of action that are asserted against any Indemnitee by any Person (other than the Administrative Agent, Swing Line Lender, or any Lender) relating directly or indirectly to a claim, demand, action or cause of action that such Person asserts or may assert against any Loan Party, any Affiliate of any Loan Party or any of their respective officers or directors, arising out of or relating to, the Loan Documents, the Commitments, the use or contemplated use of the proceeds of any Loans, or the relationship of any Loan Party, the Administrative Agent, the Lenders, the Swing Line Lender, and the L/C Issuer under this Agreement or any other Loan Document;
(b) any and all claims, demands, actions or causes of action that may at any time (including at any time following repayment of the Obligations and the resignation of the Administrative Agent, Swing Line Lender, or the replacement of any Lender) be asserted or imposed against any Indemnitee, arising out of or relating to, the Loan Documents, the Commitments, the use or contemplated use of the proceeds of any Loans, or the relationship of any Loan Party, the Administrative Agent, the Lenders, the Swing Line Lender, and the L/C Issuer under this Agreement or any other Loan Document; (c) without limiting the foregoing, any and all claims, demands, actions or causes of action, judgments and orders, penalties and fines that are asserted or imposed against any Indemnitee, (i) under the application of any Environmental Law applicable to the Borrower or any of its Subsidiaries or any of their properties or assets, including the treatment or disposal of Hazardous Substances on any of their properties or assets, (ii) as a result of the breach or non-compliance by the Borrower or any Subsidiary with any Environmental Law applicable to the Borrower or any Subsidiary, (iii) due to past ownership by the Borrower or any Subsidiary of any of their properties or assets or past activity on any of their properties or assets which, though lawful and fully permissible at the time, could result in present liability, (iv) due to the presence, use, storage, treatment or disposal of Hazardous Substances on or under, or the escape, seepage, leakage, spillage, discharge, emission or Release from, any of the properties owned or operated by the Borrower or any Subsidiary (including any liability asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, or (v) due to any other environmental, health or safety condition in connection with the Loan Documents;
(d) any administrative or investigative proceeding by any Governmental Authority arising out of or related to a claim, demand, action or cause of action described in subsection (a), (b) or (c) above; and (e) any and all liabilities (including liabilities under indemnities), losses, costs or expenses (including Attorney Costs and settlement costs) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action, cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action, cause of action or proceeding, in all cases, WHETHER OR NOT ARISING OUT OF THE STRICT LIABILITY OR NEGLIGENCE OF AN INDEMNITEE, and whether or not an Indemnitee is a party to such claim, demand, action, cause of action or proceeding (all the foregoing, collectively, the "Indemnified Liabilities"); provided that no



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Indemnitee shall be entitled to indemnification for any claim to the extent caused by its own gross negligence or willful misconduct. The agreements in this Section shall survive and continue for the benefit of the indemnitees at all times after the Borrower's acceptance of the Lenders' commitments for the Senior Credit Facility, whether or not the Conditions Effective Date shall occur and shall survive the termination of the Commitments and repayment of all the other Obligations.

         SECTION 10.06 PAYMENTS SET ASIDE. To the extent that the Borrower makes a payment to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then
(a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

         SECTION 10.07 SUCCESSORS AND ASSIGNS.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor the MLP may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the outstanding principal balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade
Date) shall not be less than $5,000,000, in the case of any assignment in respect of a Loan under the Revolver Facility, or $1,000,000, in the case of any assignment of a Loan under the Term Loan Facility, unless each of the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower otherwise consent (each such consent not to be unreasonably withheld or delayed); (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and



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obligations under this Agreement with respect to the Loans or the Commitment assigned except that this clause (ii) shall not prohibit the assignment of a proportionate part of the assigning Lender's rights and obligations in respect of either the Revolver Facility or the Term Loan Facility (i.e. an assignment need not be ratable as between the Revolver Facility and the Term Loan Facility, but assignments of the Revolver Facility shall be ratable as between the Acquisition Subfacility and the Working Capital/Distribution Subfacility) and shall not apply to rights in respect of Swing Line Loans, (iii) any assignment of a Revolver Commitment must be approved by the Administrative Agent and the L/C Issuer unless the Person that is the proposed assignee is itself a Lender with a Revolver Commitment (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.07, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section.

         (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender's participation in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would (i) postpone any date upon which any payment of money is scheduled to be paid to such Participant, (ii) reduce the principal, interest, fees or other amounts payable to such Participant, or (iii) release the MLP from its Guaranty. Subject to subsection
(e) of this



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Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender, provided such Participant agrees to be subject to Section 2.12 as though it were a Lender.

         (e) A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 10.15 as though it were a Lender.

         (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (g) If the consent of the Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment threshold specified in clause (i) of the proviso to the first sentence of Section 10.07(b)), the Borrower shall be deemed to have given its consent five Business Days after the date notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower prior to such fifth Business Day.

         (h) Notwithstanding anything to the contrary contained herein, if at any time Royal Bank assigns all of its Commitment and Loans pursuant to subsection (b) above, Royal Bank may, (i) upon 30 days' notice to the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon 30 days' notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Royal Bank as L/C Issuer or Swing Line Lender. Royal Bank shall retain all the rights and obligations of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund participations in Unreimbursed Amounts pursuant to Section 2.14(c)). If Royal Bank resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Committed Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c).

         SECTION 10.08 CONFIDENTIALITY. Each Lender agrees that it will not disclose without the prior consent of the Borrower (other than to directors, officers, employees, auditors, accountants, counsel or other professional advisors of the Administrative Agent, the Collateral Agent, or any Lender) any information with respect to the MLP, the Borrower or its Subsidiaries, which is furnished pursuant to this Agreement or the transactions contemplated hereby, provided that any Lender may disclose any such information (a) (i) as has become generally available to the public other than as a result of a breach of this
Section 10.08, (ii) was or becomes available to Royal Bank on a nonconfidential basis prior to its disclosure pursuant hereto or (iii) is obtained by Royal Bank on a non-confidential basis from a source other than the Borrower provided that such source is not known to Royal Bank to be subject to an obligation of confidentiality with respect to such information,
(b) as may be required in any report, statement or testimony submitted to or required by any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Lender or submitted to or required by the Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States of America or elsewhere) or their successors, (c) as may be required in response to any summons or subpoena in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender, (e) to any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement, provided that such Eligible Assignee or Participant or prospective Eligible Assignee or Participant executes an agreement containing provisions substantially the same as those contained in this Section 10.08, (f) in connection with the exercise of any remedy by such Lender following an Event of Default pertaining to the Loan Documents, (g) in connection with any litigation involving such Lender pertaining to the Loan Documents, (h) to any Lender or the Administrative Agent, or (i) to any Affiliate (other than any Affiliate of any Lender that is a broker dealer) of any Lender who is involved with the transactions contemplated hereby (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and obligated to keep such information confidential on the same terms as set forth in this Section 10.08).

         SECTION 10.09 SET-OFF. In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, each Lender is authorized at any time and from time to time, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the respective Loan Parties against any and all Obligations owing to the Administrative Agent and the Lenders, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         SECTION 10.10 INTEREST RATE LIMITATION. It is the intention of the parties hereto to comply with applicable usury laws; accordingly, notwithstanding any provision to the contrary in this Agreement or in any of the other Loan Documents securing the payment hereof or otherwise relating hereto, in no event shall this Agreement or such other Loan Documents require the payment or permit the payment, taking, reserving, receiving, collection, or charging of any sums constituting interest under applicable laws, if any, which exceed the maximum amount permitted by such laws. If any such excess interest is called for, contracted for, charged, taken, reserved, or received in connection with the Loans or in any of the Loan Documents securing the payment thereof or otherwise relating thereto, or in any communication by the Administrative Agent or the Lenders or any other person to the Borrower or any other Person, or in the event all or part of the principal or interest thereof shall be prepaid or accelerated, so that under any of such circumstances or under any other circumstance whatsoever the amount of interest contracted for, charged, taken, reserved, or received on the amount of principal actually outstanding from time to time pursuant to the Agreement shall exceed the maximum amount of interest permitted by applicable usury laws, then in any such event it is agreed as follows: (i) the provisions of this paragraph shall govern and control, (ii) neither the Borrower nor any other Person or entity now or hereafter liable for the payment of the Obligations shall be obligated to pay the amount of such interest to the extent such interest is in excess of the maximum amount of interest permitted by applicable usury laws, (iii) any such excess which is or has been received notwithstanding this paragraph shall be credited against the then unpaid principal balance hereunder or, if the Loans have been or would be paid in full, refunded to the Borrower, and (iv) the provisions of this Agreement and the other Loan Documents securing the payment hereof and otherwise relating hereto, and any communication to the Borrower, shall immediately be deemed reformed and such excess interest reduced, without the necessity of executing any other document, to the maximum lawful rate allowed under applicable laws as now or hereafter construed by courts having jurisdiction hereof or thereof. Without limiting the foregoing, all calculations of the rate of the interest contracted for, charged, taken, reserved, or received in connection with the Loans or this Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful rate shall be made to the extent permitted by applicable laws by amortizing, prorating, allocating and spreading during the period of the full term of the Loans, including all prior and subsequent renewals and extensions, all interest at any time contracted for, charged, taken, reserved, or received. The terms of this paragraph shall be deemed to be incorporated in every document and communication relating to the Loans or any other Loan Document.

         SECTION 10.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 10.12 INTEGRATION. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

         SECTION 10.13 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent, the Collateral Agent, and each Lender, regardless of any investigation made by the Administrative Agent, the Collateral Agent, or any Lender or on their behalf and notwithstanding that the Administrative Agent, the Collateral Agent, or any Lender may have had notice or knowledge of any Default or Event of Default at the time of any Borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation shall remain unpaid or unsatisfied.

         SECTION 10.14 SEVERABILITY. Any provision of this Agreement and the other Loan Documents to which the Borrower is a party that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 10.15 FOREIGN LENDERS. Each Lender that is a "foreign corporation, partnership or trust" within the meaning of the Code (a "Foreign Lender") shall deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or after accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Person and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Person by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Person by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Administrative Agent that such Person is entitled to an exemption from, or reduction of, U.S. withholding tax. Thereafter and from time to time, each such Person shall (a) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrower and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Person by the Borrower pursuant to this Agreement, (b) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (c) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the Borrower make any deduction or withholding for taxes from amounts payable to such Person. If such Person fails to deliver the above forms or other documentation, then the Administrative Agent may withhold from any interest payment to such Person an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction. If any Governmental Authority asserts that the Administrative Agent did not properly withhold any tax or other amount from payments made in respect of such Person, such Person shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, and costs and expenses (including Attorney Costs) of the Administrative Agent. The obligation of the Lenders under this Section shall survive the payment of all Obligations and the resignation or replacement of the Administrative Agent.

         SECTION 10.16 GOVERNING LAW.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW RULES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW) AND APPLICABLE FEDERAL LAW; AND THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         (b) THE MLP, THE BORROWER, ANY OTHER PARTY HERETO, AND EACH GUARANTOR, BY EXECUTION OF A GUARANTY, AGREES AS TO THIS SECTION 10.16(b). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE MLP, THE BORROWER, THE ADMINISTRATIVE AGENT, THE SWING LINE LENDER, THE L/C ISSUER, AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE MLP, THE BORROWER, THE ADMINISTRATIVE AGENT, THE SWING LINE LENDER, THE L/C ISSUER, AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE MLP, THE BORROWER, THE ADMINISTRATIVE AGENT, THE SWING LINE LENDER, THE L/C ISSUER, AND THE LENDERS EACH WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, AND CONSENT TO THE SERVICE OF PROCESS IN ANY SUCH LEGAL ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED

MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN SCHEDULE 10.02, SUCH SERVICE TO BECOME EFFECTIVE TEN DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, THE SWING LINE LENDER, THE L/C ISSUER OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH OF THE MLP, THE BORROWER, AND EACH GUARANTOR, BY ITS EXECUTION OF A GUARANTY, HEREBY IRREVOCABLY APPOINTS CT CORPORATION SYSTEM, WITH AN ADDRESS AT 111 EIGHTH AVENUE, 13TH FLOOR, NEW YORK, NEW YORK 10011 (THE "NEW YORK PROCESS AGENT") AS PROCESS AGENT IN ITS NAME, PLACE AND STEAD TO RECEIVE AND FORWARD SERVICE OF ANY AND ALL WRITS, SUMMONSES AND OTHER LEGAL PROCESS IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN THE STATE OF NEW YORK, AGREES THAT SUCH SERVICE IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE UPON THE NEW YORK PROCESS AGENT, AND AGREES TO TAKE ALL SUCH ACTION AS MAY BE NECESSARY TO CONTINUE SAID APPOINTMENT IN FULL FORCE AND EFFECT.

         SECTION 10.17 WAIVER OF RIGHT TO TRIAL BY JURY, ETC. EACH PARTY TO THIS AGREEMENT AND EACH GUARANTOR, BY EXECUTION OF A GUARANTY, HEREBY (a) EXPRESSLY AND IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES TO THE LOAN DOCUMENTS OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPANIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY; AND (b) EXPRESSLY AND IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH ACTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES, PROVIDED THAT THE WAIVER CONTAINED IN THIS CLAUSE (b) SHALL NOT APPLY TO THE EXTENT THAT THE PARTY AGAINST WHOM DAMAGES ARE SOUGHT HAS ENGAGED IN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         SECTION 10.18 MASTER CONSENT TO ASSIGNMENT. The Lenders hereby authorize the Administrative Agent to enter into the Master Consent to Assignment and each Lender agrees to be bound by all of the terms and provisions of the Master Consent to Assignment to the same extent as if it were a signatory thereto.

         SECTION 10.19 ENTIRE AGREEMENT. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.


                     [REMAINDER OF PAGE INTENTIONALLY BLANK;
                         SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                 MARTIN OPERATING PARTNERSHIP L.P.,
                                 a Delaware limited partnership, as Borrower

                                 By: MARTIN OPERATING GP LLC,
                                     its General Partner

                                        By: MARTIN MIDSTREAM PARTNERS L.P.,
                                            its Sole Member

                                        By: MARTIN MIDSTREAM GP LLC,
                                            its General Partner

                                        By:
                                           ------------------------------------
                                           Ruben S. Martin, III
                                           President and Chief Executive Officer



                                    MARTIN MIDSTREAM PARTNERS L.P.,
                                    a Delaware limited partnership, as Guarantor

                                        By: MARTIN MIDSTREAM GP LLC,
                                            its General Partner

                                        By:
                                           ------------------------------------
                                           Ruben S. Martin, III
                                           President and Chief Executive Officer



                        [THIS IS A SIGNATURE PAGE TO THE
                 MARTIN OPERATING PARTNERSHIP CREDIT AGREEMENT]

                                  ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent


                                  By:
                                     -------------------------------------------
                                     Gail Watkins
                                     Manager



                        [THIS IS A SIGNATURE PAGE TO THE
                 MARTIN OPERATING PARTNERSHIP CREDIT AGREEMENT]

                                  ROYAL BANK OF CANADA, as a Lender, as L/C
                                  Issuer, and as Swing Line Lender


                                  By:
                                     -------------------------------------------
                                     Lorne Gartner
                                     Vice President



                        [THIS IS A SIGNATURE PAGE TO THE
                 MARTIN OPERATING PARTNERSHIP CREDIT AGREEMENT]

                                  COMERICA BANK - TEXAS, as a Lender


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------



                        [THIS IS A SIGNATURE PAGE TO THE
                 MARTIN OPERATING PARTNERSHIP CREDIT AGREEMENT]

                                  SOUTHWEST BANK OF TEXAS, N.A., as a Lender


                                  By:
                                     -------------------------------------------
                                     Stephen A. Kennedy
                                     Senior Vice President



                        [THIS IS A SIGNATURE PAGE TO THE
                 MARTIN OPERATING PARTNERSHIP CREDIT AGREEMENT]

                                  WHITNEY NATIONAL BANK, as a Lender


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------



                        [THIS IS A SIGNATURE PAGE TO THE
                 MARTIN OPERATING PARTNERSHIP CREDIT AGREEMENT]

                               HIBERNIA NATIONAL BANK, as a Lender


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------



                        [THIS IS A SIGNATURE PAGE TO THE
                 MARTIN OPERATING PARTNERSHIP CREDIT AGREEMENT]

                                                                SCHEDULE 1.01(a)


                       DESCRIPTION OF ASSUMED INDEBTEDNESS


1. $17,700,000 of the Indebtedness outstanding under that certain Amended and Restated Credit Agreement dated April 16, 2001, by and among Martin Resource, certain subsidiaries of Martin Resource, the lenders from time to time party thereto and JP Morgan Chase Bank, as administrative agent for the lenders.


2. Term loan, in the original principal amount of $25,000,000, pursuant to that certain Credit Agreement dated April 16, 2001, by and among Martin Resource, certain subsidiaries of Martin Resource and General Electric Capital Corporation, for itself and as agent for certain participants.


3. Senior subordinated notes due December 15, 2006, in an aggregate principal amount of $30,000,000, issued by Martin Resource to J.P. Morgan Partners
     (SBIC), LLC pursuant to a Senior Subordinated Note Purchase Agreement dated as of December 16, 1998.


4. Promissory note by Martin Gas Marine, Inc. ("MGM") dated September 25, 1997 in favor of U.S. Bancorp Equipment Finance, Inc. (f/k/a U.S. Bancorp Leasing & Financial) ("U.S. Bancorp") in the original principal amount of $12,000,000.


5. Indebtedness of MGM under the (i) Amended and Restated Schedule No. 002 to Master Charter Agreement, dated December 30, 1997, between MGM and U.S. Bancorp, requiring 120 monthly payments, which currently are $20,849.93 and increase to $25,483.25 beginning with the 61st payment, and (ii) Amended and Restated Schedule No. 003 to Master Charter Agreement, dated December 30, 1997, between MGM and U.S. Bancorp, requiring 120 monthly payments, which currently are $20,849.93 and increase to $25,483.25 beginning with the 61st payment.



                                Schedule 1.01(a)
                                     Page 1

                                                                SCHEDULE 1.01(b)

                         DESIGNATED MARTIN SHAREHOLDERS

Terence Sean Martin
R.S. Martin Jr. Children's Trust No. One f/b/o Angela Santi Jones
Martin Resource Management Corporation Employee Stock Ownership Trust Martin Grandchild's Trust f/b/o Angela Jones
RSM, III Investments, Ltd.
SKM Partnership, Ltd.
Ruben S. Martin, III
Scott D. Martin
Donald R. Neumeyer
Wesley M. Skelton
Robert D. Bondurant



                                Schedule 1.01(b)
                                     Page 1

                                                                SCHEDULE 1.01(c)


                          STANOLIND TERMINAL AGREEMENTS

1. Purchaser Use Easement, Ingress-Egress Easement and Utilities Facilities Easement dated as of October ___, 2002, by and between Martin Gas Sales LLC and Borrower.




                                Schedule 1.01(c)
                                     Page 1

                                                                   SCHEDULE 2.01


                                   COMMITMENTS

                                                                               Revolver Facility

                                                                        Acquisition           Working Capital
Lender                                      Term Loan Facility          Subfacility           Subfacility
Royal Bank of Canada                        $10,416,666.68              $1,309,523.81         $3,273,809.51

Comerica Bank - Texas                       $6,250,000.00               $2,500,000.00         $6,250,000.00

Southwest Bank of Texas, N.A.               $4,166,666.66               $1,666,666.67         $4,166,666.67

Whitney National Bank                       $4,166,666.66               $1,666,666.67         $4,166,666.67

Hibernia National Bank                                     $0           $2,857,142.85         $7,142,857.15

TOTAL:                                      $25,000,000                 $10,000,000           $25,000,000
                                                                                        $35,000,000



                                  Schedule 2.01
                                     Page 1

                                                                   SCHEDULE 5.13

                                  SUBSIDIARIES
                          AND OTHER EQUITY INVESTMENTS

(a)      Subsidiaries as of the Conditions Effective Date:


                 Name              Jurisdiction of Organization                    Ownership
                 ----              ----------------------------                    ---------
Martin Gas Marine LLC                         Texas                        100% owned by Borrower

(b)      Other Equity Investments as of the Conditions Effective Date

                 Name              Jurisdiction of Organization                    Ownership
                 ----              ----------------------------                    ---------
CF Martin Sulphur, L.P.                      Delaware                       24.72% owned by
                                                                            Borrower; 24.78% owned
                                                                            by Martin Gas Marine




                                  Schedule 5.13
                                     Page 1

                                                                   SCHEDULE 5.21

                                     VESSELS

         VESSEL NAME                IDENTIFICATION NUMBER                 FLAG                       OWNER
------------------------------- ------------------------------- ------------------------- ----------------------------
Annie Jeanne                                633613                        U.S.            Borrower
Anne Blake                                  567170                        U.S.            Borrower
Brooke                                      638713                        U.S.            Borrower
Herndon R                                   586238                        U.S.            Borrower
Jeanie G                                    561236                        U.S.            Borrower
MF 731                                      662943                        U.S.            Borrower
MF 732                                      662944                        U.S.            Borrower
PIC                                         589995                        U.S.            Borrower
TTT 101                                     602061                        U.S.            Borrower
TTT 102                                     602062                        U.S.            Borrower
TTT 104                                     633292                        U.S.            Borrower
TTT 105                                     932209                        U.S.            Borrower
TTT 251                                     974023                        U.S.            Borrower
TTT 252                                     974024                        U.S.            Borrower
TTT 261                                    1053079                        U.S.            Borrower
TTT 310                                     982537                        U.S.            Borrower
TTT 320                                    1063123                        U.S.            Borrower
TTT 330                                    1063035                        U.S.            Borrower
Dani Mayes                                  634102                        U.S.            Martin Gas Marine
Jo Ann Edwards                              630572                        U.S.            Martin Gas Marine
Joel Smith                                  984928                        U.S.            Martin Gas Marine
Mary Edwards                                296384                        U.S.            Martin Gas Marine
MGM 1650                                    552444                        U.S.            Martin Gas Marine
MGM 2350                                    552443                        U.S.            Martin Gas Marine
MGM 3001                                    999818                        U.S.            Martin Gas Marine
MGM 3002                                    999817                        U.S.            Martin Gas Marine
MGM 601                                    1038570                        U.S.            Martin Gas Marine
MGM 602                                    1038569                        U.S.            Martin Gas Marine
Orion                                       251737                        U.S.            Martin Gas Marine
Poseidon                                    552864                        U.S.            Martin Gas Marine
Martin Challenger                          1051672                        U.S.            Martin Gas Marine
Martin Endeavor                             523487                        U.S.            Martin Gas Marine
Martin Spirit                               653760                        U.S.            Martin Gas Marine
Martin Voyager                              523750                        U.S.            Martin Gas Marine
MGM 401                                     563916                        U.S.            Martin Gas Marine
MGM 402                                     563917                        U.S.            Martin Gas Marine
MGM 403                                     563919                        U.S.            Martin Gas Marine
MGM 501                                    1035344                        U.S.            Martin Gas Marine
MGM 502                                    1035345                        U.S.            Martin Gas Marine



                                  Schedule 5.21

                                                                   SCHEDULE 7.01

                                 EXISTING LIENS

None.




                                  Schedule 7.01
                                     Page 1

                                                                  SCHEDULE 10.02

                 ADDRESSES FOR NOTICES TO BORROWER, GUARANTORS,
                   ADMINISTRATIVE AGENT, AND COLLATERAL AGENT

ADDRESS FOR NOTICES TO BORROWER

MARTIN OPERATING PARTNERSHIP L.P.
4200 Stone Road
Kilgore, Texas 75662
Attn:  Robert D. Bondurant
Telephone:  (903) 983-6250
Facsimile:  (903) 988-6403

ADDRESS FOR NOTICES TO GUARANTORS
MARTIN MIDSTREAM PARTNERS L.P.
4200 Stone Road
Kilgore, Texas 75662
Attn:  Robert D. Bondurant
Telephone:  (903) 983-6250
Facsimile:  (903) 988-6403

MARTIN OPERATING GP LLC
4200 Stone Road
Kilgore, Texas 75662
Attn:  Robert D. Bondurant
Telephone:  (903) 983-6250
Facsimile:  (903) 988-6403

MARTIN GAS MARINE LLC
4200 Stone Road
Kilgore, Texas 75662
Attn:  Robert D. Bondurant
Telephone:  (903) 983-6250
Facsimile:  (903) 988-6403

ADDRESSES FOR ROYAL BANK OF CANADA

Royal Bank of Canada's Lending Office
Royal Bank of Canada
New York Branch
One Liberty Plaza, 3rd Floor
New York, New York 10006-1404
Attention:  Manager, Loans Administration
Telephone:  (212) 428-2372
Facsimile:  (212) 428-6369

For matters related to letters of credit:
Attention:  Manager, Trade Products
Telephone:  (212) 428-3015
Facsimile:  (212) 428-6235


                                 Schedule 10.02
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in each case with a copy to:
Royal Bank of Canada
5700 Williams Tower
2800 Post Oak Boulevard
Houston, Texas 77056
Attention:  Jason York
Telephone:  (713) 403-5679
Facsimile:  (713) 403-5625
Electronic Mail:  jason.york@rbccm.com

Administrative Agent's and Collateral Agent's Office:

Royal Bank of Canada
Agency Services Group
Royal Bank Plaza
P. O. Box 50, 200 Bay Street
12th Floor, South Tower
Toronto, Ontario M5J 2W7
Attention:  Manager
Telephone:  (416) 842-4023
Facsimile:  (416) 842-3913

Wiring Instructions:

Via Fedwire:
Royal Bank of Canada
New York Branch
Attention:  Loans Administration
JPMorgan Chase Bank, New York
ABA #021000021
Account of Royal Bank of Canada, New York
Account No. 920-1-033363

For further credit to account no. 218-599-9 (loans) or 183-6715 (asset securitization) or 303-3032 (letters of credit)
Ref:




                                 Schedule 10.02

Via CHIPS:
Royal Bank of Canada
New York Branch
Attention:  Loans Administration
JPMorgan Chase Bank, New York
CHIPS ABA 0002
Account of Royal Bank of Canada, New York
UID 025 408

For further credit to account no. 218-599-9 (loans) or 183-6915 (asset securitization) or 303-3032 (letters of credit)
Ref:





                                 Schedule 10.02
                                     Page 3